As filed with the securities and exchange commission on or about May 1st, 2026

Registration Statement File No. 333-260538

Registration Statement File No. 811-23752

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.

☑   Post-Effective Amendment No. 4

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☑   Amendment No. 6

Universal Life Separate Account Fortune VII

(Exact Name of Registrant)

Universal Life Insurance Company

(Name of Depositor)

Metro Office Park, Street 1 Lot 10

Guaynabo, Puerto Rico 00968

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (787) 706-7095

Jose Benitez Ulmer

President

Universal Life Insurance Company

Metro Office Park, Street 1 Lot 10

Guaynabo, Puerto Rico 00968

(Name and Address of Agent for Service)

Date of Public Offering: As soon as practical after the effective date

Title of Securities Registered: Units of interest in a flexible premium deferred variable annuity contract

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Universal VIA Generation Growth

A variable, flexible premium deferred annuity contract

Prospectus dated May 1, 2026

Universal Life Insurance Company

Universal Life Separate Account Fortune VII

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. As detailed in Appendix “Portfolio Companies Available Under the Contract” of this prospectus, you can allocate your contributions and account value to one or more variable investment options, which are portfolios of the 1290 Funds or the EQ Advisors Trust (each, a “Trust”). You should read the prospectuses for each Trust, which contain important information about the portfolios.

What is Universal VIA Generation Growth?

Universal VIA Generation Growth is a variable, flexible premium deferred annuity contract issued by Universal Life Insurance Company (“Universal Life,” the “Company,” “we,” “our” or “us”) through Universal Life Separate Account Fortune VII (“Fortune VII Separate Account” or the “Separate Account”). The annuity is comprised of two classes - Universal VIA Generation Growth and Universal VIA Generation Growth ADV. The contract provides for the accumulation of retirement savings. The contract also offers death benefit protection and a number of annuity payout options. You invest to accumulate value on a tax-deferred basis in one or more of our investment options: (i) variable investment options listed in the Appendix, titled “Portfolio Companies Available Under the Contract,” or (ii) the account for dollar cost averaging.

This Prospectus is a disclosure document and describes all of the contract’s material features, benefits, rights and obligations, as well as other information. The description of the contract’s material provisions in this Prospectus is current as of the date of this Prospectus. If certain provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Types of contracts. We offer the contracts for use as:

●	A non-qualified annuity (“NQ”) for after-tax contributions only.

●	An individual retirement annuity (“IRA”), either traditional IRA or Roth IRA.

●	An annuity that is an investment vehicle for a qualified plan (“QP”) (whether defined contribution or defined benefit; transfer contributions only).

Not all types of contracts are available with each version of the Universal VIA Generation Growth series contracts. See Appendix “Rules Regarding Contributions to Your Contract” for more information.

The Universal VIA Generation Growth ADV series is available through advisors who charge an advisory fee for their services, and this fee is in addition to contract fees and expenses. If you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium Death Benefit Rider and may also be subject to income taxes.

If you are a new investor in the contract, you may cancel your contract within 15 days of receiving it without paying fees or penalties. Upon cancellation, you will receive your account value. You should review this Prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

We reserve the right to stop accepting any application or contribution from you at any time, including after you purchase the contract. If you have the Return of Premium Death Benefit Rider and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your benefit. This means that you may no longer be able to increase your benefit base through contributions.

i

When we address the reader of this Prospectus with words such as “you”
and “your,” we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

ii

Definitions of Key Terms

Account Value — Your account value is the total of the values you have in the variable investment options.

Annuitant — The “annuitant” is the person upon whose life annuity payments are based.

Business Day — Our “business day” is generally any day the New York Stock Exchange (“NYSE”) is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

Cash Value — At any time before annuity payments begin, your contract’s “cash value” is equal to the account value less: (i) as applicable, the total amount or a pro rata portion of the Contract Maintenance Fee, and the pro rata portion of the Return of Premium Death Benefit Rider charge; and (ii) any applicable withdrawal charges.

Contract Date — The “contract date” is the effective date of the contract. Your contract date will be shown in your contract.

Contract date anniversary — The end of each 12-month period measured from your contract date is your “contract date anniversary.” For example, if your contract date is May 1st, your contract date anniversary is April 30th. If the contract date anniversary falls on a non-business day, then the transaction date for any transaction that is scheduled to occur on such anniversary will be the immediately preceding business day.

Contract Year — The “contract year” is the 12-month period beginning on your contract date and each 12-month period after that date.

Free look — If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund of your account value, but only if you return your contract within the prescribed period. This is your “Free look” right under the contract. Your account value will generally reflect any gain or loss in your investment options.

IRA — Individual retirement annuity contract, either traditional IRA or Roth IRA (may also refer to an individual retirement account or an individual retirement arrangement).

NQ contract — Non-qualified annuity contract.

Owner — The “owner” is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

Puerto Rico Resident or a Resident of Puerto Rico — (i) An individual who must meet the following requirements: (A) having his or her principal residence within the Commonwealth of Puerto Rico who has been a Resident of Puerto Rico during a period that includes an entire taxable year, (B) who is a bona fide resident of Puerto Rico pursuant to Sections 933 and 937(a) of the U.S. Internal Revenue Code, and (C) a resident of Puerto Rico for purposes of the P.R. Code; and (ii) a non-business trust organized under the laws of the Commonwealth of Puerto Rico whose trustee, if an individual, has his or her principal residence in Puerto Rico or, if an entity, whose principal office and principal place of business are located within the Commonwealth of Puerto Rico, all of whose Beneficiaries are Residents of, have their principal residence in Puerto Rico, and which is either a Qualified Trust or an Agent Trust (as defined herein in the Tax Considerations section of this Prospectus). Whether an individual or a trust is a bona fide Resident of Puerto Rico depends on the facts and circumstances of each individual, which may change from year to year. Universal Life suggests to each individual and each trust to seek advice from its tax counsel to assess if he or she is a Resident of Puerto Rico.

Return of Premium Death Benefit Rider — An optional rider that provides a death benefit calculated based on the greater of your account value or contributions to your contract, adjusted for withdrawals. There is an additional charge for the Return of Premium Death Benefit Rider under the contract.

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

Prospectus	Contract or Supplemental Materials

Account Value	annuity account value
Cost Basis	your investment in the contract (generally equals to the contributions you made, less any amounts you previously withdrew that were not taxable)
Return of Premium Death Benefit Rider	guaranteed minimum death benefit
Unit	accumulation unit

Important Information You Should Consider About The Contract

FEES AND EXPENSES

Charges for Early Withdrawals	Universal VIA Generation Growth — If you surrender your contract, apply your cash value to a non-life contingent annuity payment option, or withdraw money from the contract within 6 years following your last contribution, you will be assessed a withdrawal charge of up to 7% of the contribution(s) withdrawn or surrendered. For example, if you surrender the contract in the first contract year, you could pay a withdrawal charge of up to $7,000 on a $100,000 investment.

Universal VIA Generation Growth ADV — No withdrawal charge.

For additional information about charges for surrenders and early withdrawals, see “Charges and Expenses” in this Prospectus.
Transaction Charges

In addition to withdrawal charges, you may also be charged for other transactions, including for special requests such as wire transfers, express mail, duplicate contracts, preparing checks, third-party transfers or exchanges, or for each transfer between investment options in excess of 12 transfers per contract year.

Under the Universal VIA Generation Growth ADV contract, if the fee for the advisory services you are receiving is taken from the account value, then the account value will be reduced for any such charge.

For additional information about transaction charges, see “Fee Table” and “Charges and Expenses” in this Prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. For Universal VIA Generation Growth ADV contracts, the fees and expenses in the table below do not reflect any advisory fees paid to financial intermediaries from the contract value or other assets of the owner; if such fees were reflected, the below fees and charges would be higher. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee	Minimum	Maximum
Base contract (varies by contract series)(1)(4)	0.55%	1.50%
Investment options (Portfolio Company fees and expenses)(2)	0.54%	3.04%
Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.30%	0.50%

(1)

Expressed as an annual percentage of daily net assets of the Separate Account. Included as part of base contract expense is the effect of the $50 annual Contract Maintenance Fee. The annual Contract Maintenance Fee is not deducted for contracts with an account value of $100,000 or greater.

(2)	Expressed as an annual percentage of daily net assets in the Portfolio. This range is for the year ended December 31, 2025, and could change from year to year.
(3)	Expressed as an annual percentage of the applicable benefit base.
(4)	Puerto Rico Tax Charge, included as part of the Base Contract fee, will be deducted on an annual basis from each variable account and equals 0.10% of the net asset value of each variable account as of December 31 of each calendar year.

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost $1,415		Highest Annual Cost $5,040
Assumes:		Assumes:
●	Investment of $100,000	●	Investment of $100,000
●	5% annual appreciation	●	5% annual appreciation
●	Least expensive combination of contract series (Generation Growth ADV) and Portfolio Company fees and expenses	●	Most expensive combination of contract series (Generation Growth), optional benefits (Return of Premium Death Benefit Rider) and Portfolio Company fees and expenses
●	No sales charges or advisory fees	●	No sales charges or advisory fees
●	No additional contributions, transfers or withdrawals	●	No additional contributions, transfers or withdrawals
●	No additional benefits

For additional information about ongoing fees and expenses, see “Fee Table” and “Charges and Expenses” in this Prospectus.

RISKS

Risk of Loss	The contract is subject to the risk of loss. You could lose some or all of your account value by investing in this contract.

For additional information about the risk of loss see “Principal Risks of Investing in the Contract” in this Prospectus.
Not a Short-Term Investment	The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle. A withdrawal charge may apply in certain circumstances, and any withdrawals may also be subject to income taxes and tax penalties.

For additional information about the investment profile of the contract, see “Fee Table” and “Principal Risks of Investing in the Contract” in this Prospectus.
Risks Associated with Investment Options	An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., the Portfolios). Each investment option has its own unique risks. You should review the investment options available under the contract before making an investment decision.

For additional information about the risks associated with the underlying Portfolios, see the Appendix to this Prospectus entitled “Portfolio Companies Available under the Contract,” and “Portfolios of the Trust” in “Purchasing the Contract” in this Prospectus.

Insurance Company Risks	An investment in the contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to our claims paying ability. More information about the Company, including our financial strength ratings may be obtained at www.universallifepr.com.

For additional information about insurance company risks see “Principal Risks of Investing in the Contract” and “About the General Account” in “More Information” in this Prospectus.

RESTRICTIONS

Investments	We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the investment options and to limit the number of investment options which you may select. Such rights include, among others, combining any two or more investment options. We also reserve the right to remove or substitute underlying Portfolios as investment options.

For more information, see “About Universal Life Separate Account Fortune VII” in “More Information” in this Prospectus.

Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer.

For additional information about the investment options, see “Portfolios of the Trust” in “Purchasing the Contract” section in this Prospectus and the “Appendix” to this Prospectus entitled “Portfolio Companies Available under the Contract”.
Optional Benefits	If you have an optional benefit, like the Return of Premium Death Benefit Rider and we exercise our right to discontinue the acceptance of, and/or place additional limitations on, contributions to the contract, you may no longer be able to fund your optional benefit.

If you elect the Return of Premium Death Benefit Rider, you generally cannot make additional contributions to your contract once you reach age 76 (or after the first contract year, if later).

Withdrawals, including withdrawals to pay advisory fees, may affect the availability of the optional benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.

If you purchase the Universal VIA Generation Growth ADV contract and you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium Death Benefit Rider, perhaps significantly. See “Fee based programs” in “Purchasing the Contract” in this Prospectus.

For additional information about the Return of Premium Death Benefit Rider, see “Return of Premium Death Benefit Rider” in “Benefits Available Under the Contract” in this Prospectus.

TAXES

Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract. There is no additional tax benefit to you if the contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a withdrawal from the contract.

For additional information about tax implications see “Tax Information” in this Prospectus.

CONFLICTS OF INTEREST

Investment Professional Compensation	Some financial professionals may receive compensation for selling the contract to you, in the form of commissions or in the form of contribution-based compensation. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this contract over another investment.

For additional information about compensation to financial professionals, see “Distribution of the contracts” in “More Information” in this Prospectus.

Exchanges	Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing contract.

For additional information about exchanges see “Charge for third-party transfer or exchange” in “Charges and Expenses” in this Prospectus.

Overview of the Contract

Purpose of the Contract

The contract is designed to help you accumulate assets through investments in underlying Portfolios during the accumulation phase. It can provide or supplement your retirement income by providing a stream of income payments during the annuity phase. It also provides a death benefit to protect your beneficiaries. The contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to access invested funds within a short-term timeframe or frequently, or who intend to engage in frequent transfers of the underlying Portfolios.

Phases of the Contract

The contract has two phases: an accumulation (savings) phase and an income (annuity) phase.

Accumulation (Savings) Phase

During the accumulation phase, you can allocate your contributions to one or more of the available investment options, which include:

●	variable investment options,

●	the account for dollar cost averaging.

For additional information about each underlying Portfolio see Appendix entitled “Portfolio Companies Available under the Contract”.

Income (Annuity) Phase

You enter the income phase when you annuitize your contract. During the income phase, you will receive a stream of fixed income payments for the annuity payout period you elect. You can elect to receive annuity payments (1) for a specified time period; (2) of a specified amount until the amount applied to the option is exhausted; or (3) for life. Please note that when you annuitize, your investments will be converted to income payments, and you will no longer be able to make any additional withdrawals from your contract. All accumulation phase benefits, including death benefits, terminate upon annuitization and the contract has a maximum annuity commencement date.

Contract Features

The contract provides for the accumulation of retirement savings and income. The contract offers income and death benefit protection and offers various payout options.

Contract Classes

You can purchase one of two contract classes that have different ongoing fees and surrender charges. For example, the contract offers Universal VIA Generation Growth with a 6-year withdrawal charge period and a 1.45% base contract fee, and Universal VIA Generation Growth ADV with no withdrawal charge and a 0.50% base contract fee.

Access to Your Money

During the accumulation phase you can take withdrawals from your contract. Withdrawals will reduce your account value and may be subject to withdrawal charges, income taxes and tax penalties. Withdrawals will also generally reduce the value of the optional benefit, and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Death Benefits

Your contract includes a standard death benefit that pays your beneficiaries an amount equal to your account value. For an additional fee, you can purchase the Return of Premium Death Benefit Rider that provides a different minimum payment guarantee.

Rebalancing and Dollar Cost Averaging

You can elect to have your account value automatically rebalanced at no additional charge. We offer a rebalancing program that you can use to automatically reallocate your account value among your variable investment options. You can also elect to allocate your investments using a dollar cost averaging program at no additional charge. Generally, you may not elect both a dollar cost averaging program and a rebalancing option.

Other Contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees, death or income guarantee benefits and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding our other annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of our annuity contracts.

You should work with your financial professional to decide whether this contract and any optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, tax planning needs, time horizons and risk tolerance.

Fee-based programs

You may purchase a Universal VIA Generation Growth ADV contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary we approve. If you elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium Death Benefit Rider and may also be subject to income taxes.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering or making withdrawals from the contract. The fees and expenses for the ADV series do not reflect any advisory fees paid to investment advisors from the account value or other assets of the owner and the cumulative effect of these charges would increase the overall cost of a Universal VIA Generation Growth ADV contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract, or transfer account value between the investment options.

TRANSACTION EXPENSES

	Generation Growth	Generation Growth ADV
Sales Load Imposed on Purchases	None	None
Withdrawal Charge (as a percentage of contributions withdrawn)	7.00%(1)	None
Transfer Fee(2)	$35	$35
Third Party Transfer or Exchange Fee(3)	$125	$125
Special Service Charges(4)	$280	$280

(1)	For Generation Growth only, the charge percentage we use is determined by the number of years since receipt of the contribution to which the charge relates if you make a withdrawal, surrender your contract to receive its cash value, apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the year in which we receive that contribution to be “year 1.”

Charge as a % of contribution for each year following contribution
	1	2	3	4	5	6	7+
Generation Growth	7%	7%	6%	6%	5%	3%	0%
Generation Growth ADV	No Withdrawal Charge

(2)	Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See “Transfer charge” in “Charges and Expenses”.

(3)	Currently, we do not charge for third party transfers or exchanges. However, we reserve the right to discontinue this waiver at any time, with or without notice. The maximum third-party transfer or exchange fee is $125. The current charge (which, as described above is waived) is $65. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

(4)	Currently, we do not charge for special services. However, we reserve the right to charge for the following: (1) express mail charge equal to a maximum of $35; (2) wire transfer charge equal to a maximum of $90; (3) duplicate contract charge equal to a maximum of $35; (4) check preparation charge equal to a maximum of $85; and (5) Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement Charge, equal to a maximum of $35. These charges may increase over time to cover our administrative costs. We may discontinue these services at any time.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Portfolio fees and expenses). If you choose to purchase the optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

	Generation Growth	Generation Growth ADV
Administrative Expenses (Annual Contract Maintenance Fee)(1)	$50	$50
Base Contract Expenses (as a percentage of daily net assets of the Separate Account)(2)(3)	1.45%	0.50%
Optional Benefits Expenses (as a percentage of the benefit base)(4)
Return of Premium Death Benefit Rider charge	0.50%(5)	0.50%(5)

(1)	Beginning with your first contract date anniversary, we will deduct this charge on any contract date anniversary on which your account value is less than $100,000. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. Otherwise, we will deduct the full charge.

(2)	Base Contract Expenses in this Fee Table include the Operations charge, the Administrative charge, the Distribution charge, and the Puerto Rico Tax charge.

(3)	Puerto Rico tax charge, included as part of the Base Contract fee, will be deducted on an annual basis from each variable account and equals 0.10% of the net asset value of each variable account as of December 31 of each calendar year.

(4)	The benefit base is equal to your initial contribution to the contract less any withdrawals you made from the contract.

(5)	The current charge is 0.30%, but we reserve the right to increase up to 0.50%.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the contract. A complete list of Portfolio Companies Available Under the Contract, including their annual expenses, may be found at the back of this document. See Appendix “Portfolio Companies Available Under the Contract.”

Annual Portfolio COMPANY Expenses

	Minimum	Maximum
Annual Portfolio Company Expenses (expenses deducted from Portfolio assets including management fees, service fees, and other expenses)	0.54%	3.04%

Example

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Portfolio Company expenses. The examples for the ADV series do not reflect any advisory fees paid to investment advisors from the account value or other assets of the owner; however, if they did, the expenses shown would be higher.

These Examples assume that you invest $100,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the most expensive combination of annual Portfolio Company expenses, Return of Premium Death Benefit Rider (at its maximum charge) and that all account value is in the variable investment options.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

If you surrender your contract or annuitize (under a non-life option) at the end of the applicable time period					If you do not surrender your contract
	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Generation Growth	12,040	21,122	30,206	50,475	5,040	15,122	25,206	50,475
Generation Growth ADV	4,109	12,445	20,940	42,893	4,109	12,445	20,940	42,893

Principal Risks of Investing in the Contract

The risks identified below are the principal risks of investing in the contract. The contract may be subject to additional risks other than those identified and described in this Prospectus.

Risks associated with variable investment options

You take all the investment risk for amounts allocated to one or more of the subaccounts, which invest in Portfolios. If the Portfolios of the subaccounts you select increase in value, then your account value goes up; if they decrease in value, your account value goes down. How much your account value goes up or down depends on the performance of the Portfolios in which your subaccounts invest. We do not guarantee the investment results of any Portfolio. An investment in the contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the prospectuses for the Portfolios before making an investment decision.

Insurance company risk

No company other than Universal Life Insurance Company has any legal responsibility to pay amounts that we owe under the contract. The general obligations and any guarantees or benefits under the contract are supported by our general account and are subject to our claims-paying ability. You should look to our financial strength for our claims-paying ability. Universal Life Insurance Company will reinsure a portion of the risks assumed for the base contract and its riders to Equitable Financial Life Insurance Company of America.

Possible fees on access to account value

We may apply charges if you access your Account Value during the accumulation period or surrender your contract. For example, in addition to possible tax consequences, you may incur in charges for accessing your Account Value such as a withdrawal, transfers, or third-party transfers or exchanges.

Possible adverse tax consequences

The tax considerations associated with the contract vary and can be complicated. The applicable tax rules can differ, depending on the type of contract, whether NQ or traditional IRA. The tax considerations discussed in this Prospectus are general in nature and describe federal and local income tax law. Moreover, the tax aspects that apply to a particular person’s contract may vary depending on the facts applicable to that person. Tax rules may change without notice.

We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. The legislative branch in the US and/or Puerto Rico may also consider further proposals to comprehensively reform or overhaul the United States or Puerto Rico tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your contract or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under the contract.

Not a short-term investment

The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the contract as a short-term investment or savings vehicle and you should consider whether investing in the contract is consistent with your long-term financial goals.

Risk of loss

All investments have risks to some degree and it is possible that you could lose money by investing in the contract. An investment in the contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Limitations on access to cash value through withdrawals

Withdrawals may be subject to withdrawal charges, income taxes and tax penalties. The minimum partial withdrawal amount is $100. Withdrawals will reduce your account value and optional benefit base and the amount of the reduction may be greater than the dollar amount of the withdrawal.

Advisory fees

If you purchase a Universal VIA Generation Growth ADV contract and elect to pay the advisory fee from your account value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and the Return of Premium Death Benefit Rider, perhaps significantly, and may also be subject to income taxes.

Cybersecurity risks and catastrophic events

We rely on technology, including interconnected computer systems and data storage networks and digital communications to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).

Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our websites (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period without detection.

Systems failures and cybersecurity incidents affecting us, our affiliates, the underlying funds, intermediaries, service providers, and other third parties on whom we rely on may adversely affect your account value and interfere with our ability to process contract transactions and calculate account values. Systems failures and cybersecurity breaches may cause us to be unable to process orders from our website or with the underlying funds, cause us to be unable to calculate unit values and/or the underlying funds to be unable to calculate share values, cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, financial losses, and/or cause reputational damage. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the Portfolios underlying your contract to lose value.

The Company

Universal Life Insurance Company is a stock life insurance company organized under the laws of the Commonwealth of Puerto Rico, with its home office at Metro Office Park Lot#10 Guaynabo PR 00968. Universal Life is a provider of several insurance products: individual, group life, group disability, credit life, annuities & IRAs. It is admitted to do business for life, disability and variable insurance by the Office of Commissioner of Insurance in the Commonwealth of Puerto Rico. Universal Life is a member of the Universal Group of companies that operate in Puerto Rico. Universal Life is a wholly-owned subsidiary of Universal Insurance Company, Inc.

How to reach us

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable, delayed or discontinued. For example, our facsimile service may not be available at all times and/ or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. To avoid delays in processing, please send your correspondence to the appropriate location, as follows:

For Correspondence:

For all communications (e.g., requests for transfers, withdrawals, or required notices) sent by regular mail:

PO Box 2145

San Juan, PR 00922-2145

Or

Metro Office Park

Street 1 Lot 10

Guaynabo, Puerto Rico 000968

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is Metro Office Park, Street 1, Lot #10, Guaynabo PR 00968. Universal Life’s website access is normally available seven days a week, 24 hours a day. You may access your account online by visiting our website at www.universallifepr.com. Of course, for reasons beyond our control, this service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by the Internet are genuine. For example, we will require certain personal identification information before we will act on Internet instructions and we will provide written confirmation of your transfers.

We reserve the right to limit access to this service if we determine that you engaged in a disruptive transfer activity, such as “market timing” (see “Disruptive transfer activity” in “Transferring your money among investment options”).

Customer Service Representative

You may also call us at 787-706-7095 to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

●	Monday through Friday from 8:30 a.m. until 5:00 p.m., local time.

We require that the following types of communications be on specific forms we provide for that purpose (and submitted in the manner that the forms specify):

(1)	authorization for telephone transfers by your financial professional;

(2)	conversion of a traditional IRA to a Roth IRA contract;

(3)	tax withholding elections (see withdrawal request form);

(4)	election of the Beneficiary continuation option;

(5)	IRA contribution re-characterizations;

(6)	Section 1035 exchanges;

(7)	direct transfers and rollovers;

(8)	election of an annuity payout option;

(9)	death claims;

(10)	change in ownership (NQ only, if available under your contract);

(11)	purchase by, or change of ownership to, a non-natural owner;

(12)	requests to collaterally assign your NQ contract;

(13)	requests to drop your Return of Premium Death Benefit Rider;

(14)	requests to transfer into and among the investment options, re-allocate, rebalance and change your future allocations; and

(15)	withdrawal requests.

We may also have specific form(s) for the following types of requests:

(1)	beneficiary changes;

(2)	contract surrender; and

(3)	dollar cost averaging

To cancel or change any of the following, we require written notification generally at least seven calendar days before the next scheduled transaction:

(1)	dollar cost averaging

(2)	systematic withdrawals;

You must sign and date both of these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take. We reserve the right to add, remove or change our administrative forms, procedures and programs at any time.

Signatures:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

E-Delivery:

You can register to receive statements and other documents electronically. You can do so by calling 787-706-7095 and a service representative will assist you.

1.	Purchasing the Contract

How you can purchase and contribute to your contract

You may purchase a contract by making payments to us that we call “contributions.” We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The tables in Appendix “Rules Regarding Contributions to Your Contract” summarize our current rules regarding contributions to your contract, which rules are subject to change. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and rules for contributions are based on the age of the older of the original owner and annuitant.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options, to add variable investment options, and to limit the number of variable investment options which you may elect.

We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.

We currently do not accept any contribution to your contract if: (i) the sum total of all contributions under all Universal VIA Generation Growth series contracts with the same owner or annuitant would then total more than $1,500,000 or (ii) the aggregate contributions under all our annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including issue age, the total amount of contributions, investment option allocations and selling broker-dealer compensation.

Owner and annuitant requirements

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

The “owner” is the person who is the named owner in the contract and, if an individual, is the measuring life for determining certain contract features. The “annuitant” is the person who is the measuring life for determining the contract’s annuitization date (if applicable). The annuitant is not necessarily the contract owner. Where the owner of a contract is a non-natural person such as a company or trust, the annuitant (or the older of two joint annuitants, if applicable) is the measuring life for determining certain contract features.

For NQ contracts, a joint annuitant may also be named, but the joint annuitants must be spouses.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary and must be age 85 or younger. Spousal continuation is discussed in the “Benefits Available Under the Contract” section.

Under QP contracts, the owner must be the qualified plan trust, and the annuitant must be a plan participant/employee.

Certain features of your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these features will be based on the age of the annuitant or the older of two joint annuitants, if applicable. Under QP contracts, all features are based on the age of the annuitant. If the contract is jointly owned, these features will be based on the older of the two owners. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner.

How you can make your contributions

Except as noted below, contributions must be made by check drawn on a U.S. bank, in U.S. dollars, and made payable to the Company. We may also apply contributions made pursuant to an exchange intended to be a Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks, money orders, travelers checks or cash. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

The “contract date” is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a “contract year.” The end of each 12- month period is your “contract date anniversary.” For example, if your contract date is May 1st, your contract date anniversary is April 30th.

If your application is in complete and proper form when we receive it for application processing purposes, your contribution will be applied within two business days. If your financial professional is with a selling broker-dealer, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments.

If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest-bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf specifically directs us to keep your contribution until we receive the required information. The contribution will be applied as of the business day we receive the missing information.

What are your investment options under the contract?

Variable investment options

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/ Money Market variable investment option.

We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options, to add variable investment options and to limit the number of variable investment options which you may elect.

Portfolios of the Trust

We offer an unaffiliated Trust (the “Equitable Advisor Trust”), which in turn offers one or more Portfolios. Equitable Investment Management Group, LLC (“Equitable IMG”) serves as the investment adviser of the Portfolios of Fortune VII Separate Account. For some Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers and is responsible for retaining or discontinuing the services of those sub-advisers.

Information regarding each of the Portfolios, including its (i) name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) their performance is available in an appendix to this Prospectus. See Appendix “Portfolio Companies Available Under the Contract.”

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. To obtain copies of the Portfolios’ prospectuses, you may call one of our customer service representatives at 787-706-7095.

Universal Financial Services, Inc., an affiliate of the Company (the “Distributor”), is the principal underwriter of the contracts. As a contract owner, you may bear the costs of some or all of these fees and charges through your indirect investment in the Portfolios. (See the Portfolios’ prospectuses for more information). These fees and charges, as well as the Portfolios’ investment management fees and administrative expenses, will reduce the underlying Portfolios’ investment returns. The Company may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios.

Some Portfolios may invest in other affiliated Portfolios (the “EQ Fund of Fund Portfolios”). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the “EQ volatility management strategy”) and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio’s equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio’s exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio’s participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain benefits, as discussed below.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing benefits under the contract during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). This may effectively suppress your account value invested in the Portfolio. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option’s equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy, whereas applicable. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value and contract benefits in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios’ objective and strategies.

Transfers. Generally, you may transfer your account value among the investment options. We may, at any time, upon advanced notice to you, exercise our right to terminate transfers to any of the investment options, to add variable investment options, and to limit the number of investment options which you may elect.

Transfer requests do not change the allocation instructions on file for any future contribution or scheduled/recurring rebalancing. This means that upon the next scheduled/ recurring rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. For more information about transferring your account value, please see “Transferring your money among investment options.” For more information about rebalancing your account value, please see “Rebalancing your account value.”

You may also provide instructions for a one-time rebalancing of your account.

Allocation instruction changes.

You may change your instructions for allocations of future contributions. Please note that an allocation change for future contributions will not automatically change the scheduled/recurring rebalancing instructions on file for your account.

Your responsibility for allocation decisions

The contract is between you and the Company. The contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Your financial professional is acting as a broker-dealer registered representative and is not authorized to act as an investment advisor or to manage the allocations under your contract unless otherwise provided.

Your right to cancel within a certain number of days

Contract Owners have a fifteen-calendar day (15) right to review and examine the Contract. The contract may be cancelled and returned to Universal Life’s home office for any reason within fifteen (15) days of delivery from Universal Life’s home office and Universal Life will refund the contract’s account value to the Contract Owner. The refunded account value will reflect the value of the underlying investments in the Contract, unless otherwise required by law. Please be advised that the purchase payments received by Universal Life during such fifteen-day (15) period will be invested in accordance with the instructions of the Contract Owner. If the Contract Owner decides to cancel the contract during the fifteen-day (15) period, the value of the Contract will depend on the performance of the underlying investments in the contract.

We may require that you wait six months before you may apply for a contract with us again if:

●	you cancel your contract during the free look period; or

●	you change your mind before you receive your contract whether we have received your contribution or not.

Please see “Tax Information” for information about the possible tax consequences of cancelling your contract.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see “Surrendering your contract to receive its cash value.” For more information on how a surrender could impact your taxes, consult your tax advisor.

Fee based programs

Currently, you may purchase a Universal VIA Generation Growth ADV contract only if you are a participant in an account established under a fee-based program sponsored and maintained by a registered broker-dealer or any other financial intermediary we approve (including Universal Financial Services, Inc., the distributor of the contract and an affiliate of the Company). We may, in the future, offer Universal VIA Generation Growth ADV contracts through other means.

As an owner of a Generation Growth ADV contract, you would have purchased the contract through a registered broker-dealer or other financial intermediary (“Financial Intermediary”) that manages your Account Value for a fee (“Advisory Fee”). The Advisory Fee for this service is covered in a separate agreement between you and the Financial Intermediary and is in addition to the fees and expenses described in this Prospectus.

Subject to certain restrictions, you may elect to have the Advisory Fee paid out of your Account Value. To do so, you will need to fill out an instruction or form authorizing these payments (an “Advisory Fee Authorization”). If you elect to pay the advisory fee from your Account Value, then this deduction will be treated as a withdrawal and will reduce the standard death benefit and/or the Return of Premium Death Benefit Rider, perhaps significantly, and may also be subject to taxes.

If you elect to have the Advisory Fee paid out of your Account Value, we will deduct the amount of the fee pro-rata from your investment options (i.e., in the same proportion that each investment option has to Account Value). The maximum Advisory Fee permitted to be deducted from your Contract Value is 1.5%. If you elect to have the Advisory Fee paid out of your Account Value, the Advisory Fee will be calculated as a percentage of Account Value and may be deducted on a monthly, quarterly, or annual basis. Both the Advisory Fee rate and frequency of deduction are based upon the agreement between you and your Financial Intermediary. The Advisory Fee will be calculated based upon the Account Value as of the last day of the end of the previous period. If the Advisory Fee is deducted on a period shorter than annual, the annual rate will be applied to the Account Value and prorated for the number of days in the period. The Advisory Fee may be charged in advance or arrears.

Once you submit the Advisory Fee Authorization to us to pay your Advisory Fee from your Account Value, we will continue to make such payments unless you or your Financial Intermediary instruct us to terminate such payment. Owners or their Financial Intermediaries may instruct us to terminate this Advisory Fee Authorization by written notice at any time.

For any changes to the Advisory Fee, you must submit a new Advisory Fee Authorization. We will verify that the amount of the Advisory Fee deducted from your contract is the amount called for in your Advisory Fee Authorization. We will send you a confirmation of the amount deducted, and you should review to verify that the Advisory Fee amount is accurate.

Please note that we have not made any independent assessment of the qualifications of your Financial Intermediary or its financial advisers to provide investment advisory services, nor do we endorse any Financial Intermediaries or their financial advisers or make any representations as to those qualifications.

If you purchase a Universal VIA Generation Growth ADV contract through a fee-based arrangement and later terminate the arrangement, your contract will continue in force. Please consult with your program sponsor for more details about your fee-based program. Please discuss with your program sponsor the ramifications of withdrawing advisory fees from your account value before taking or authorizing such withdrawals.

2.	Benefits Available Under the Contract

Summary of Benefits

The following tables summarize information about the benefits available under the contract.

Death Benefits

These death benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee		Brief Description of Restrictions/Limitations
			Max	Current
Standard Death Benefit	Guarantees beneficiaries will receive a death benefit equal to your account value.	Standard	No Charge

●    Available only at contract purchase.

●    Withdrawals, including payment of advisory fees from your Account Value with respect to the Generation Growth ADV contract, will reduce the standard death benefit.

Return of Premium Death Benefit Rider	Guarantees beneficiaries will receive a death benefit at least equal to your contributions adjusted for withdrawals.	Optional	0.50%(1)	0.30%(1)

●    Available only at contract purchase.

●    Available only to contract holders age 75 or younger on the contract date.

●    Withdrawals, including payment of advisory fees with respect to the Generation Growth ADV contract, may reduce the benefit by an amount greater than the value withdrawn, and could significantly reduce or terminate the benefit.

●    Generally, no additional contributions once reach age 76, or after the first contract year, if later.

(1)	Expressed as an annual percentage of the benefit base.

Other Benefits

These other benefits are available during the accumulation phase:

Name of Benefit	Purpose	Standard/ Optional	Annual Fee	Brief Description of Restrictions/Limitations
Rebalancing	Periodically rebalance account value to your desired asset mix.	Optional	No Charge	● Must rebalance 100% of account value. ● Not available with the dollar cost averaging program.
Dollar Cost Averaging	Transfer account value from the EQ/Money Market Portfolio to selected investment options on a regular basis to potentially reduce the impact of market volatility.	Optional	No Charge	● $5,000 minimum to begin program. ● Account value may currently only be transferred on a monthly basis. ● Not available with the rebalancing program.
Systematic Withdrawals	Take periodic withdrawals of a fixed dollar amount or percentage from your account value.	Optional	No Charge	● $100 minimum transfer amount ● Program withdrawals will reduce the account value and death benefit, perhaps significantly. ● Program may begin 28 days after contract issue.

Return of Premium Death Benefit Rider

At issue, you may elect the optional Return of Premium Death Benefit Rider if you are age 75 or younger on the contract date. The Return of Premium Death Benefit Rider is equal to the greater of (a) your Return of Premium Death Benefit Rider base (the “benefit base”) on the date of death and (b) your account value on the date of claim. The current charge for this benefit is 0.30%.

If you elect the Return of Premium Death Benefit Rider, you may not make additional contributions to your contract once you reach age 76. If you turn age 76 during the first Contract Year, you may make contributions until the first Contract Date Anniversary.

The Return of Premium Death Benefit Rider base is not an account value or cash value. On the contract issue date, it is equal to your initial contribution. Thereafter, it is equal to:

●	your initial contribution and any subsequent contributions to your contract, less a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The way we calculate this deduction is described in “Pro rata treatment of withdrawals”.

The benefit base is calculated on the contract date and on each contract date anniversary, and it is recalculated if there is a withdrawal.

The date of claim is the date on which we receive satisfactory proof of the owner’s (or older joint owner’s, if applicable) death, and any required instructions for the method of payment, forms necessary to effect payment and any other information we may require.

For purposes of calculating your Return of Premium Death Benefit Rider, any accrued but unpaid Return of Premium Death Benefit Rider charge will be deducted from your account value.

Pro rata treatment of withdrawals.

For purposes of calculating your Return of Premium Death Benefit Rider, any withdrawals you make from your contract reduce the value of your Return of Premium Death Benefit Rider base on a pro rata basis. Reduction on a pro rata basis means that that we calculate the percentage of your current account value that is being withdrawn (including the amount of any applicable withdrawal charge) and we reduce your Return of Premium Death Benefit Rider base by the same percentage. For example, assume your total contributions to your contract are $100,000 and your account value is $80,000. Prior to any withdrawals, your Return of Premium Death Benefit Rider base would be $100,000. If you make a $10,000 withdrawal, that withdrawal represents a 12.5% reduction in your account value. Accordingly, your Return of Premium Death Benefit Rider base and therefore the death benefit is reduced by 12.5% to $87,500 (12.5% of $100,000 is $12,500, and $100,000 minus $12,500 is $87,500). Please note: A withdrawal (including withdrawals to pay advisory fees) will reduce your Return of Premium Death Benefit Rider, and the reduction may be substantially more than the amount of the withdrawal and could significantly reduce or terminate the benefit.

If you have a Universal VIA Generation Growth ADV contract, please note that withdrawals to pay advisory fees also reduce your benefit base on a pro rata basis. For example, assume your starting account value is $100,000 (all invested in variable investment options) and that you decide to withdraw your advisory fee, which is at a 1.50% annual rate, at the end of each quarter. Assuming a growth rate of 5% annually (net of all other fees and charges), if you withdraw the advisory fees from your Universal VIA Generation Growth ADV contract, by the end of one year you will withdraw $1,546.50 to pay your adviser, your account value will be $103,425.00 and the Return of Premium Death Benefit Rider base will be $98,500. Had you chosen not to take advisory fees from your contract, your account value at the end of the year and, therefore, your death benefit amount at that time, would have been $105,000. Over ten years, assuming a constant net growth rate of 5%, the account value and death benefit amount would be lower by $22,848.43 and the Return of Premium Death Benefit Rider base would be $85,973.04, due to the withdrawals to pay the advisory fee. You should consider whether it is in your best interest to take withdrawals from your contract to pay advisory fees or pay them from another source.

You may not terminate the Return of Premium Death Benefit Rider once elected, except if a fee increase is declared. When a fee increase is declared, the Return of Premium Death Benefit Rider can be dropped at any time from the fee change notification date until the date before the fee change effective date. We will drop the rider as of the day we receive the election form complete and in proper form and a pro rata fee will be applied through that date. Once you terminate the Return of Premium Death Benefit Rider, you may not re-elect it. The Return of Premium Death Benefit Rider is not available for election after issue.

The charge for the Return of Premium Death Benefit Rider is a percentage of the benefit base, calculated and deducted from the account value on each contract date anniversary. Please refer to “Return of Premium Death Benefit Rider charge” in “Charges and Expenses” for information about how we calculate the charge for this benefit and, if your account value is low, the risk that this charge could cause your contract and the benefit to terminate.

Payment of Death Benefit

Your beneficiary and payment of benefit

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. A beneficiary change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We are not liable for any payments we make or actions we take before we receive the change. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, who continue to be spouses at the time of death, the surviving annuitant is considered the beneficiary and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the plan trust.

The death benefit is equal to your account value (the standard death benefit) or, if elected, the Return of Premium Death Benefit Rider. We determine the amount of the death benefit as of the date we receive satisfactory proof of the owner’s or older joint owner’s death, if applicable, any required instructions for the method of payment, forms necessary to effect payment, and any other information we may require (“date of claim”). Payment of the death benefit terminates the contract.

If there are multiple beneficiaries, the Contract Maintenance Fee (if applicable) and, if the Return of Premium Death Benefit Rider was in effect at the time of your death, any accrued Return of Premium Death Benefit Rider charge, will be applied pro rata to each beneficiary’s portion of the death benefit payment.

When we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

Effect of the owner’s death

In general, if the owner dies while the contract is in force, the contract terminates, and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option. For NQ contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the “Spousal continuation” feature or under our Beneficiary continuation option, as discussed below. For NQ contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under “Non-spousal joint owner contract continuation.”

If you are the sole owner of an NQ contract and your spouse is the sole primary beneficiary, your surviving spouse may have the option to:

●	take the death benefit proceeds in a lump sum;

●	continue the contract as a successor owner under “Spousal continuation” or under our Beneficiary continuation option; or

●	for traditional and Roth IRA contracts, roll the death benefit proceeds over into another similar arrangement.

If your surviving spouse rolls over the death benefit proceeds into a contract issued by us, the amount of the death benefit will be calculated as of the date we receive all requirements necessary to issue your spouse’s new contract. Any death proceeds will remain invested in this contract until your spouse’s new contract is issued. The amount of the death benefit will be calculated to equal the account value as of the date your spouse’s new contract is issued. This means that the death benefit proceeds could vary up or down, based on investment performance, until your spouse’s new contract is issued.

Non-spousal single owner contract continuation

For single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner’s death (the “5-year rule”). In certain cases, an individual beneficiary may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner’s death.

Spousal continuation

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse’s death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable requirements of the Department of the Treasury in Puerto Rico.

In addition, where such a contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant’s death the annuitant’s spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant’s death. No further change of annuitant will be permitted.

For jointly owned NQ contracts, if the younger spouse dies first, no death benefit is paid, and the contract continues as follows:

●	If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

●	If the annuitant was neither the deceased nor the surviving spouse, the surviving spouse can elect to become the annuitant and supersede the named annuitant. Alternatively, the surviving spouse can allow the named annuitant to remain on the contract and instead become the annuitant upon the death of the named annuitant.

●	The withdrawal charge schedule, if applicable, remains in effect.

●	The Return of Premium Death Benefit Rider, if any, will remain in effect based on the older spouse’s age, and charges for the Return of Premium Death Benefit Rider will continue to apply.

For jointly owned NQ contracts if the older spouse dies first, the surviving owner can (1) take the death benefit as a lump sum payment; (2) annuitize within one year; (3) continue the contract under the Spousal continuation option; if the Return of Premium Death Benefit Rider, if any, was greater than the account value on the date of claim, then we will reset the account value to equal the Return of Premium Death Benefit Rider.

If the contract continues under the Spousal continuation option:

●	The surviving spouse becomes the sole owner. If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

●	If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract. If the annuitant was neither the deceased nor the surviving spouse, the surviving spouse can elect to become the annuitant and supersede the named annuitant. Alternatively, the surviving spouse can allow the named annuitant to remain on the contract and instead become the annuitant upon the death of the named annuitant.

●	The Return of Premium Death Benefit Rider, if any, will remain in effect if on the date of the older spouse’s death the surviving spouse is 95 or younger. For details of how we calculate charges for the Return of Premium Death Benefit Rider under joint owner spousal continuation, see “Return of Premium Death Benefit Rider charge” in “Charges and Expenses.”

For single owner NQ contracts with a sole spousal beneficiary, the sole spousal beneficiary can (1) take the death benefit as a lump sum payment within five years of the deceased owner’s death; (2) annuitize within one year; (3) continue the contract (but only if age 85 or younger on the date of death of the deceased owner) under the Spousal continuation option; if the Return of Premium Death Benefit Rider, if any, was greater than the account value on the date of claim, then we will reset the account value to equal the Return of Premium Death Benefit Rider.

Non-natural owner with spousal joint annuitants. For contracts with a non-natural owner and spousal joint annuitants:

●	If the younger spouse dies first, no death benefit is payable. The contract, including the Return of Premium Death Benefit Rider (if elected), continues unchanged and withdrawal charges (if applicable) will continue to apply.

●	If the older spouse dies first, the surviving younger spouse can (1) take the death benefit as a lump sum payment; (2) annuitize within one year; (3) continue the contract under the Spousal continuation option; If the Return of Premium Death Benefit Rider, if any, was greater than the account value on the date of claim, then we will reset the account value to equal the Return of Premium Death Benefit Rider. If the contract continues under the spousal continuation option, the Return of Premium Death Benefit Rider, if any, will remain in effect if on the date of the older spouse’s death the surviving spouse is 95 or younger. For details of how we calculate charges for the Return of Premium Death Benefit Rider under spousal continuation, see “Return of Premium Death Benefit Rider charge” in “Charges and Expenses”.

Other Benefits

Dollar cost averaging

We offer a dollar cost averaging program via scheduled transfers from the EQ/Money Market investment option to the other available investment options. The program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses. We may, at any time, exercise our right to terminate transfers to any of the investment options, to add investment options, and to limit the number of investment options which you may elect.

You may dollar cost average from the EQ/Money Market investment option, subject to the following:

●	Initial contributions to the program must be at least $5,000 (i.e., your value in the EQ/Money Market variable investment option must be at least $5,000 when you begin the program).

●	Contributions into the program may be new contributions, or you may transfer amounts allocated to other variable investment options to initiate the program. You can make additional contributions to a program after a program has started.

●	Currently, your account value may only be transferred from the program into the variable investment options on a monthly basis. In the future, we may offer this program with transfers on a quarterly, semi-annual, or annual frequency; however, you may only have one time period in effect at any time and once you select a time period, you may not change it and subsequent contributions or transfers into the program will not extend the duration of an existing program.

●	For the program, you may select different variable investment options than those in your allocation instructions on file, except that you may not do so on your initial application for the contract.

●	If the value in the EQ/Money Market variable investment option is less than or equal to the scheduled transfer amount, the entire amount in the account will be transferred and the program will terminate.

●	You can enroll in a dollar cost averaging program on your contract application or at any time after your contract has been issued. The date of the first transfer to the other variable investment options will be processed in accordance with your allocation instructions and start date for the program. If a transfer date falls on a non-business day, the transfer will be made on the next business day. We will transfer all amounts by the end of the chosen time period for your program.

For example, assume you enroll in a 3-month dollar cost averaging program. On the date we receive your initial contribution (say, $60,000) to the program, your program becomes effective and the first transfer of $20,000 is made immediately in accordance with your program’s allocation instructions. The second transfer of $20,000 will be made one month after your first contribution and the third and final transfer of $20,000 will be made two months after your first contribution.

●	If you enroll in a dollar cost averaging program and the transfer date is the 29th, 30th or 31st day of the month, for any subsequent month in your program with less than 29, 30 or 31 days respectively, the transfer will take place on the first business day of the following month and continue on the first of every month.

●	If you request to transfer 100% out of your program, your program will terminate. A manual transfer of 100% of the amount out of the EQ/Money Market will terminate the DCA program. A partial transfer is allowed and will not terminate the DCA.

●	The scheduled/recurring rebalancing program is not available while the dollar cost averaging program is in effect.

●	If you make subsequent contributions into an existing DCA account with allocation instructions that differ from those on file, we will update the current allocation instructions for the remainder of the program and they will become the new instructions on file.

●	You may cancel your participation in the program at any time by notifying us in writing. If you terminate your program, we will allocate any remaining amounts in your program pursuant to your program allocations instructions on file.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging program. Note that participation in the dollar cost averaging program is not cancelled by your request for a one-time rebalancing of your account.

Rebalancing your account value

Our rebalancing program offers a scheduled/ recurring rebalancing.

To enroll in the scheduled/recurring rebalancing program, you must notify us in writing by completing our investment option selection form, telling us:

(a)	in whole percentages only, the percentage you want invested in each investment option, and

(b)	how often you want the rebalancing to occur (quarterly, semi-annually, or annually).

While your scheduled/recurring rebalancing program is in effect, we will transfer amounts among each annuity investment option, so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. Your entire account value must be included in the scheduled/recurring rebalancing program. Currently, we permit rebalancing of up to 50 investment options.

Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.

You may elect or terminate the scheduled/recurring rebalancing program at any time. You may also change your allocations under the scheduled/recurring program at any time. Once enrolled in the scheduled/recurring rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our scheduled/recurring rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your annuity investment options pursuant to the allocation instructions previously on file for your scheduled/ recurring program. The scheduled rebalancing program is not available while the dollar cost averaging program is in effect.

4.	Determining Your Contract’s Value

Your account value and cash value

Your “account value” is the total of the values you have in the variable investment options.

Your contract also has a “cash value.” At any time before annuity payments begin, your contract’s cash value is equal to the account value less: (i) as applicable, the total amount or a pro rata portion of the Contract Maintenance Fee (if applicable) and any Return of Premium Death Benefit Rider charge; and (ii) any applicable withdrawal charges. Please see “Surrendering your contract to receive its cash value” in “Accessing Your Money.”

Your contract’s value in the variable investment options

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by “units.” The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio’s shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

●	operations expenses;

●	administrative expenses;

●	distribution charges; and

●	the Puerto Rico tax charge

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day’s value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)	increased to reflect additional contributions;

(ii)	decreased to reflect a withdrawal (plus withdrawal charges if applicable); or

(iii)	increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

Your units are also reduced when we deduct the Contract Maintenance Fee (if applicable), Return of Premium Death Benefit Rider charge. Likewise, if under the Generation Growth ADV contract you pay advisory fees from your account value, the deduction of the fee will reduce the number of units you hold. A description of how unit values are calculated is found in the SAI.

Insufficient account value

Your account value will fall to zero and your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals (including withdrawals for the payment of fees and charges under the contract) and/or poor market performance. Upon such termination, you will lose all your rights under your contract and no death benefit will be paid, including the Return of Premium Death Benefit Rider, if elected.

5.	Transferring Your Money Among Investment Options

Transferring your account value

Universal Life will accept subaccount transfer requests in writing or over the telephone if advanced authorization is provided by the Contract Owner. Universal Life will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine. All telephone calls will be recorded for quality and security purposes. Universal Life may withdraw the telephone privileges at any time. Amounts transferred to the subaccounts will receive the unit value next determined after the transfer request is received.

Transfer Restrictions

Neither the Contract described in this Prospectus, the subaccounts, nor the underlying Portfolios are designed to support active trading strategies that require frequent movement between or among subaccounts (sometimes referred to as “market-timing” or “short-term trading”). A Contract Owner who intends to use an active trading strategy should consult his/her registered representative and request information on other variable annuity contracts that offer underlying Portfolios that are designed specifically to support active trading strategies.

Universal Life discourages (and will take action to deter) short-term trading in this Contract because the frequent movement between or among subaccounts may negatively impact other investors in the contract. Short-term trading can result in:

●	the dilution of the value of the investors’ interests in the underlying Portfolio;

●	underlying Portfolio managers taking actions that negatively impact performance (e.g., keeping a larger portion of the underlying Portfolio assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

●	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this Contract from the negative impact of these practices, Universal Life reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.

U.S. Mail Restrictions

Universal Life monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a Contract may appear on these reports if the Contract Owner (or a third party acting on his/her/its behalf) engages in a certain number of “transfer events” in a given period. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day (Valuation Period). For example, if a Contract Owner executes multiple subaccount transfers in one day, this counts as one transfer event. A single transfer occurring on a given trading day and involving only 2 underlying Portfolios will also count as one transfer event.

As a result of this monitoring process, Universal Life may restrict the method of communication by which transfer orders will be accepted. In general, Universal Life will adhere to the following guidelines:

Trading Behavior	Universal Life’s Response
6 or more transfer events in one calendar quarter	Universal Life will mail a letter to the Contract Owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and
(2) if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the Contract Owner will be limited to submitting transfer requests via U.S. mail.
More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Universal Life will automatically limit the Contract Owner to submitting transfer requests via U.S. mail.

Each January 1st, Universal Life will start the monitoring, so that each contract starts with 0 transfer events each January 1. See, however, the Other Restrictions provision below.

Managers of Multiple Contracts

Some investment advisers/representatives may manage the assets of multiple Universal Life contracts pursuant to trading authority granted or conveyed by multiple Contract Owners. These multi-contract advisers will generally be required by Universal Life to submit all transfer requests via U.S. mail.

Other Restrictions

Universal Life reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Contract Owners, Annuitants, and Beneficiaries from the negative investment that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of Universal Life’s monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Universal Life to constitute harmful trading practices, may be restricted.

Any restrictions that Universal Life implements will be applied consistently and uniformly.

Disruptive transfer activity

We currently use the procedures described above to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

6.	Accessing Your Money

Withdrawing your account value

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options (excluding amounts in the dollar cost averaging program (if any), from which withdrawals are deducted only if there is insufficient value in all other variable investment options).

The table below shows the methods available under each type of contract.

Withdrawals reduce your account value and death benefit and may be subject to withdrawal charges and have tax consequences, including possible tax penalties. Please see “Effect of withdrawals on your Return of Premium Death Benefit Rider” for more information on how withdrawals could significantly reduce or terminate your Return of Premium Death Benefit Rider.

Method of withdrawal and Universal VIA Generation Growth availability

Contract	Systematic	Partial
NQ	Yes	Yes
Traditional IRA	Yes	Yes
Roth IRA	Yes	Yes
QP(1)	Yes	No

(1)	All payments are made to the plan trust as owner of the contract.

Partial withdrawals

(All contracts)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $100.

For Universal VIA Generation Growth contracts, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see “10% free withdrawal amount” in “Charges and Expenses.”

If you have authorized your advisor to take withdrawals of advisory fees from your Universal VIA Generation Growth ADV contract, your advisor can elect to withdraw their advisory fees from your contract at any time. You can terminate this authorization at any time. A withdrawal to pay advisory fees, like all withdrawals, will reduce your account value and death benefit, and may be a taxable event. For the tax consequences of withdrawals, see “Tax Information”.

Systematic withdrawals

You may take systematic withdrawals of a fixed dollar amount or percentage of account value on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $100.

If your contract is subject to withdrawal charges and any applicable withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value.

All requests for withdrawals must be made on a specific form that we provide. Please see “How to reach us” under “The Company” for more information.

If you elect our systematic withdrawal program, you may request to have your withdrawals made on the following days of the month:

1st, 8th, 16th and 26th

If you do not select a date, we will make the withdrawals on the next available day of the systematic withdrawal program subject to the same restrictions listed above. If any of the program dates fall on a non-business day, such withdrawal will be available on the following business day. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. You can cancel the systematic withdrawal option at any time.

For Universal VIA Generation Growth ADV contracts, systematic withdrawals are not subject to a withdrawal charge, and they will not reduce the contribution amounts in the contract that are subject to withdrawal charges.

Effect of withdrawals on your Return of Premium Death Benefit Rider

If you elected the Return of Premium Death Benefit Rider, all withdrawals from your contract, whether partial withdrawals (including withdrawals to pay advisory fees), or systematic withdrawals, will reduce your Return of Premium Death Benefit Rider on a pro rata basis. See “Pro rata treatment of withdrawals” under “Return of Premium Death Benefit Rider” in “Benefits Available Under the Contract” for more information.

Withdrawals treated as surrenders

If you request to withdraw more than 90% of a contract’s current cash value, or if your account value is reduced to zero as a result of a withdrawal, we may treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if you make a withdrawal that would result in a cash value of less than $500. See “Surrendering your contract to receive its cash value.” For the tax consequences of withdrawals, see “Tax Information.”

Surrendering your contract to receive its cash value

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See “Your annuity payout options”. For the tax consequences of surrenders, see “Tax Information.”

When to expect payments

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in complete and proper form. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)	the NYSE is closed or restricts trading,

(2)	the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option’s assets are not reasonably practicable, or

(3)	the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

(4)	Universal Life’s offices are closed.

We may defer payments for a reasonable amount of time while we are waiting for a contribution check to clear.

All payments are made to a bank account designated by you or by check which will be mailed to you (or the payee named in a tax-free exchange) by U.S. mail, if you request that we do so subject to any charges. We can also send any payment to you by using an express delivery or wire transfer service (subject to applicable charges; see “Charges and Expenses”).

Annuity Commencement Date

The Annuity Commencement Date is the date on which annuity payments are scheduled to begin. The Contract Owner could designate the Annuity Commencement Date at the time of application. If no Annuity Commencement Date is designated at the time of application, Universal Life may establish the Annuity Commencement Date as the date the Annuitant reaches age 90.

The Contract Owner may change the Annuity Commencement Date before Annuitization. This change must be in writing and approved by Universal Life. The Annuity Commencement Date may not be later than the first day of the first calendar month after the Annuitant’s 90th birthday unless approved by Universal Life.

Annuitization Date

The Annuitization Date is the date that Universal Life calculates the schedule of annuity payments and begins the processing necessary to start annuity payments. The date that annuity payments actually begin varies but generally is within 30 days after Universal Life calculates the annuity payment schedule. The Annuitization Date will be the first day of a calendar month unless otherwise agreed. The Annuitization Date must be at least 2 years after the contract is issued, but may not be later than either:

●	the age (or date) specified in your Contract; or

●	the age (or date) specified by law.

The PR. Internal Revenue Code may require that distributions be made prior to the Annuity Starting Date specified above (see Required Distributions).

Annuitization

Annuitization is the period during which annuity payments are received. It is irrevocable once payments have begun. Upon arrival of the Annuity Starting Date, the Annuitant must choose an annuity payment option.

Fixed Annuity Payments

The Contract generally provides for fixed annuity payments (i.e., level annuity payments), except as set forth in the Income of a Specified Amount annuity payment option. Universal Life guarantees that each fixed annuity payment will be the same throughout Annuitization.

Frequency and Amount of Annuity Payments

Annuity payments are based on the annuity payment option elected.

If the net amount to be annuitized is less than $2,000, Universal Life reserves the right to pay this amount in a lump sum instead of periodic annuity payments.

Universal Life reserves the right to change the frequency of payments if the amount of any payment becomes less than $250. The payment frequency will be changed to an interval that will result in payments of at least $250.

Annuity Payment Options

The Annuitant must elect an annuity payment option before the Annuitization Date. If the Annuitant fails to elect an annuity payment option, Universal Life will assume a Life Income with a 10-Year (or 120 months) term certain annuity payment option. Once elected, the annuity payment option may not be changed. The annuity payment options available may be limited based on the Annuitant’s age (and the joint Annuitant’s age, if applicable) or requirements under the Puerto Rico Code and other applicable laws.

If, at the Annuitization Date, the total of all purchase payments made to the Contract is less than or equal to $2,000,000, the annuity payment options available are:

●	Income for a Specified Period

●	Life Income

●	Standard Joint and Survivor

Fixed Income Option 1 – Income for a Specified Period

We will make level payments only for the specific period you choose. The specified period may not exceed your life expectancy. No funds will remain at the end of the specified period. Minimum 5-year period. If you elect a non-life contingent annuity option within 6 years following your last contribution, you will be subject to a withdrawal charge upon annuitization.

Fixed Income Option 2 – Life Income

You may choose between:

(a)	No Period Certain – We will make level payments only during the Annuitant’s lifetime.

(b)	10 Years Certain – We will make level payments for the longer of the Annuitant’s lifetime or ten years.

Fixed income option 2(a) is not available for Annuitant adjusted age(s) greater than 85.

Fixed Income Option 4 – Joint and Survivor Annuity

No Period Certain – We will make payments during the joint lifetime of the Annuitant and a Joint Annuitant of your choosing. We will make payments based on youngest surviving owner.

Income option 4 is not available for Annuitant adjusted age(s) greater than 85.

Any Other Option

Annuity payment options not set forth in this provision may be available. Any annuity payment option not set forth in this provision must be approved by Universal Life.

Annuity Payment Options for Contracts with Total Purchase Payments Greater Than $2,000,000

If, at the Annuitization Date, the total of all purchase payments made to the Contract is greater than $2,000,000, Universal Life may limit the annuity payment option to the longer of:

(1)	a Fixed Life Annuity with a 10 Year Term Certain; or

(2)	a Fixed Life Annuity with a Term Certain to Age 95.

Additionally, Universal Life may limit the amount that may be annuitized on a single life to $2,000,000. If the total amount to be annuitized is greater than $2,000,000, then for the purpose of Annuitization only, Universal Life may permit additional Annuitants to be named.

7.	Charges and Expenses

Charges that the Company deducts

We deduct a separate account charge equal to an annualized rate applied to the daily net assets of the Separate Account. The Company assesses this charge in return for bearing the costs associated with the contracts. As set forth in the Fee Table, this asset-based separate account charge is 1.45% annually for Universal VIA Generation Growth and 0.50% annually for Universal VIA Generation Growth ADV. This separate account charge is reflected in the unit values of each variable investment option (except for the 0.10% Puerto Rico tax charge, which Universal Life deducts on an annual basis). This asset-based separate account charge represents the sum of the following individual charges:

●	An operations charge

●	An administrative charge

●	A distribution charge

We may also deduct the following charges from your account value. If we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

●	On each contract-date anniversary, the Contract Maintenance Fee, if applicable.

●	On an annual basis, the 0.10% Puerto Rico tax charge.

●	At the time you make certain withdrawals or surrender your contract — a withdrawal charge (if applicable).

●	Charge for third-party transfer or exchange.

●	Special services charges (if applicable).

●	Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement charge (if applicable).

●	With respect to the Generation Growth ADV contract, where you have authorized advisory fees to be deducted from your account value.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

Separate account annual expenses

Operations charge. We deduct a daily charge from the net assets in each variable investment option to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Universal Life VIA Generation Growth series:

Generation Growth:	0.70%
Generation Growth ADV:	0.20%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

Administrative charge. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the Contract Maintenance Fee described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

Generation Growth:	0.40%
Generation Growth ADV:	0.10%

Distribution charge. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:

Generation Growth:	0.25%
Generation Growth ADV:	0.10%

Account value charges

Contract Maintenance Fee. We will deduct a $50 dollar charge on any contract date anniversary on which your account value is less than $100,000. This charge is intended to compensate us for the cost of providing administrative services in connection with your contract.

We will deduct this charge from your value in the variable investment options on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge (as applicable) from amounts in the dollar cost averaging program (if any).

If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value.

Puerto Rico Tax Charge

Universal Life deducts on an annual basis from each variable account a Puerto Rico tax equal to 0.10% of the asset value of the variable account as of December 31 of each calendar year. This Puerto Rico Tax is payable to the Puerto Rico Treasury Department by Universal Life pursuant to Section 1023.01 of the P.R. Code.

Annual Charge:	0.10%

Transfer charge

Currently, we do not charge for transfers among investment options under the contract. In addition, we reserve the right at any time to establish restriction on excessive transfer activity.

Special service charge

We may deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Currently, we do not charge for these special services. Please note that we may discontinue some or all of these services without notice.

Wire transfer charge. We may charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

Express mail charge. We may charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

Duplicate contract charge. We may charge $35 for providing a duplicate copy of your contract. The charge for this service can be paid (i) using Duplicate contract charge a credit card acceptable to us, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

Check preparation charge. The standard form of payment for all withdrawals is direct deposit. If direct deposit instructions are not provided, payment will be made by check. Currently, we do not charge for check preparation, however, we reserve the right to impose a charge, which would be deducted from the amount you request following imposition of such a charge. We reserve the right to charge a maximum of $85.

Charge for third-party transfer or exchange

We may impose a $65 charge for each third-party transfer or exchange. Our waiver of this charge may be discontinued at any time, with or without notice. Absent this waiver, we deduct a charge for direct rollovers or direct transfers of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. This charge will be deducted from the amount you request. We reserve the right to increase this charge to a maximum of $125.

Duplicate Annual and/or Quarterly Statement of Account or Annual Payout Statement charge. Currently, we do not charge for providing a duplicate copy of your Annual or Quarterly Statement of Account or Annual Payout Statement. However, we reserve the right to impose such a charge, regardless of whether you are enrolled in electronic delivery or whether the request is for an electronic or hard copy duplicate of the applicable document. Any such charge would be deducted from your account value in the variable investment options at the time of the request on a pro rata basis.

Withdrawal charge

A withdrawal charge applies in three circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, (2) if you surrender your contract to receive its cash value or (3) if you annuitize your contract and elect a non-life contingent annuity option. For more information about the withdrawal charge if you select an annuity payout option, see “Annuity payment options” in “Accessing Your Money”.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

Withdrawal charge as a % of contribution for each year following the contribution
	1	2	3	4	5	6	7
Generation Growth	7%	7%	6%	6%	5%	3%	0%(1)
Generation Growth ADV	No Withdrawal Charge

(1)	Charge does not apply in the 7th and subsequent years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as “year 1,” and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn that are not subject to the withdrawal charge are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

To give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges, and/or taxes if applicable, is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

The VIA Generation Growth ADV version of this contract does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% free withdrawal amount. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined by using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined when purchase payments are deposited into the contract. The 10% free withdrawal amount is not cumulative, meaning that any portion of the 10% free withdrawal amount not withdrawn during a contract year may not be withdrawn during the next contract year. The 10% free withdrawal amount does not apply if you surrender your contract.

Withdrawal charge waiver for Company employees and certain others.

The following contract ownership types may withdraw all or a portion of the Account Value free of withdrawal charges:

●	Contracts held by employees of the Company (or jointly owned by such employee and a joint owner); and

●	Contracts held by employees and registered representatives of unaffiliated broker-dealers that have entered into selling agreements with Universal Financial Services, Inc. (or jointly owned by such employee/registered representative and a joint owner); and

●	Contracts held by employees of business partners of the Company that have been designated by the Company (or jointly owned by such employee and a joint owner).

NURSING CARE AND TERMINAL CONDITION WITHDRAWAL OPTIONS

HOSPITAL – An institution which 1) is operated pursuant to the laws of the jurisdiction in which it is located, 2) operates primarily for the care and treatment of sick and injured persons on an inpatient basis, (3) provides 24-hour nursing service by or under the supervision of registered graduate professional nurses, 4) is supervised by a staff of one or more licensed physicians and 5) have medical, surgical and diagnostic facilities or access to such facilities.

NURSING FACILITY – A facility which:

1)	is operated pursuant to the laws of the jurisdiction in which it is located,

2)	provides care prescribed by a physician and performed or supervised by a registered graduate nurse on a 24-hour basis, or provides care designed essentially to help a person with the activities of daily living which does require the continuous attention of trained medical or paramedical personnel, and

3)	is not, other than incidentally, a hospital, a home for the aged, a retirement home, a rest home, a community living center or a place mainly for the treatment of alcoholism, mental illness, or drug abuse.

PHYSICIAN – A Doctor of Medicine or Doctor of Osteopathy who is licensed as such and operating within the scope of the license.

TERMINAL CONDITION – A condition resulting from an accident or illness which, as determined by a physician, has reduced life expectancy to not more than 12 months, despite appropriate medical care.

If contract owner(s) (annuitant(s) if the owner is not a natural person) has been 1) confined in a hospital or nursing facility for 30 consecutive days or 2) diagnosed as having a terminal condition and the confinement begins or diagnosis is made on or after the Issue Date, you may elect to withdraw all or a portion of the Account Value free of surrender charges. The minimum partial withdrawal under this option is $1,000. This option is available even during the contract years other partial withdrawal options were exercised.

For nursing care withdrawal, we must receive each partial withdrawal or surrender request and proof of eligibility with each request no later than 90 days following the date that confinement has ceased, unless it can be shown that it was not reasonably possible to provide the notice and proof within the above time period and that the notice and proof were given as soon as reasonably possible. Additional documentation may be requested by our home office. However, in no event, except the absence of legal capacity, shall the notice and proof be provided later than one year following the date that confinement has ceased. Proof of confinement may be a treating physician’s statement or a statement from a hospital or nursing facility administrator. Systematic nursing care withdrawals are not permitted.

For a terminal condition withdrawal, we must receive each partial withdrawal or surrender request and the applicable proof of eligibility no later than one year following diagnosis of the terminal condition. Proof of a terminal condition is required only with the initial partial withdrawal request and must be furnished by the treating physician.

Fee-based expenses (Generation Growth ADV contracts only)

The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the contract.

Please consult with your program sponsor for more details about your fee-based program. You should consider maintaining sufficient assets outside of this contract to pay advisory or custodial account expenses. Withdrawals from your Universal VIA Generation Growth ADV contract to pay those expenses will be treated like any other withdrawal.

Return of Premium Death Benefit Rider charge

If you elect the Return of Premium Death Benefit Rider, we will deduct a charge annually from each of your investment options on each contract date anniversary for which it is in effect. The charge is currently equal to 0.30% of the Return of Premium benefit base as of the day the charge is deducted. The maximum charge is 0.50%. For example, if the Return of Premium benefit base is $100,000 on the contract date anniversary, $300 ($100,000 * 0.30%) will be deducted from the account value. See “Return of Premium Death Benefit Rider” in “Benefits Available Under the Contract” for more information about this benefit base. If on any date other than the contract date anniversary your contract is surrendered or annuitized, a death benefit is paid, or the Return of Premium Death Benefit Rider is otherwise terminated, we will deduct a pro rata portion of the charge from your account value calculated from the beginning of the contract year to the date of termination, death or annuitization. The Return of Premium Death Benefit Rider charge is to compensate us for providing a death benefit at least equal to adjusted contributions.

This fee is deducted from the account value in the variable investment options on a pro rata basis on the contract date anniversary. If there is insufficient value or no value in the variable investment options, any remaining portion of the charge or the total charge will be deducted from amounts in the dollar cost averaging program.

We reserve the right to increase (up to the maximum charge) or decrease the fees for the Return of Premium Death Benefit Rider at any time beginning in the 3rd contract year. While any new fee will not generally be deducted until the next contract date anniversary, it will be effective from the beginning of the contract year in which the fee change occurred. You have a right to terminate the Return of Premium Death Benefit Rider upon notification of a fee increase. Once terminated, the Return of Premium Death Benefit Rider cannot be re-elected. You may only terminate the Return of Premium Death Benefit Rider from the fee change notification date to the business day before the fee change effective date. We will provide you a minimum of 30 days’ notice before a fee change will apply. The fee change notification date is the date the fee increase is declared and notification is sent to the contract owners. The fee change effective date is the date on which the new fee becomes effective and the new fee will be charged on a contract on the contract date anniversary that falls on or after this date. We may notify owners of a change in the fee during the first two contract years, but such change will not be effective any earlier than the first business day following the second contract date anniversary.

Please note that because the Return of Premium Death Benefit Rider charge is based on the Return of Premium Death Benefit Rider base rather than current account value, there is a risk that the deduction of this charge could cause the contract to terminate, particularly if the account value is low in comparison to the Return of Premium Death Benefit Rider base.

Charges that the Equitable Trusts deduct

The Trusts deduct charges for the following types of fees and expenses:

●	Management fees.

●	Operating expenses, such as trustees’ fees, independent public accounting firms’ fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

●	Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trust and/or shares of unaffiliated portfolios (collectively, the “underlying Portfolios”). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment-related expenses such as brokerage commissions. For more information about these charges, please refer to the Prospectuses for the Trust.

8.	Tax Information

Glossary of Special Terms

Accumulation Unit – An accounting unit of measure used to calculate the value allocated to each of the Sub-Accounts in the Variable Account before the Annuitization Date.

Annuitant – The person upon whose life annuity payments is based.

Annuitization – The period during which annuity payments are received by the Annuitant.

Annuitization Date – The date on which Universal Life calculates the schedule of annuity payments and begins the processing necessary to start annuity payments. The date that annuity payments actually begin varies, but generally is within 30 days after Universal Life calculates the annuity payment schedule.

Annuity Commencement Date – The date on which annuity payments are scheduled to begin.

Beneficiary – The person designated by the Contract Owner to receive certain benefits under the Contract if the Contract Owner dies before the Annuitization Date and there is no surviving Joint Owner. Such designation must be made by the Contract Owner in accordance with the applicable requirements of Puerto Rico inheritance laws.

Coinsurance Agreement – The coinsurance agreement by and between Universal Life and Transamerica dated March 1, 2007.

Collateral Assignment – A collateral assignment is when the ownership rights in a contract or account are transferred from one person to another to serve as collateral for a debt. This transfer is usually made with the provision that the ownership rights revert to the original owner when the debt is repaid. A collateral assignment of a nonqualified annuity is considered a taxable event to the owner of the contract.

Contingent Beneficiary – The person designated by the Contract Owner to receive the benefits accorded to the Beneficiary if the primary Beneficiary is not living when the Owner dies. Such designation must be made by the Contract Owner in accordance with the applicable requirements of Puerto Rico inheritance laws.

Contingent Deferred Sales Charge “CDSC” – penalties for contract termination before surrender period or partial withdrawals in excess of fifteen percent (15%) of purchase payments, adjusted for withdrawals during each policy year.

Contract – The terms, conditions, benefits and rights of the annuity described in the variable annuity contract with Universal Life Insurance Company, as well as any documents describing elected options, endorsements or attached application form.

Contract Anniversary – Beginning with the Date of Issue, each recurring one-year anniversary of the Date of Issue during which the Contract remains in force.

Contract Owner(s) – The person(s) possessing all rights under the Contract prior to the Annuitization Date.

Contract Value – The value of the Variable Account.

Contract Year – Each year the Contract is in force beginning with the date the Contract is issued.

Date of Issue – The effective day of the first purchase payment applied to the Contract.

Death Benefit – The effective benefit payable when the Owner dies before the Annuitization Date.

Enhanced Death Benefit – Available at issue for an additional charge, a new stepped-up death benefit will be determined on each policy anniversary before the Owner’s 86th birthday. The benefit will be payable when the Owner dies before the Annuitization Date. This option is only available to contracts with owner age 70 or younger on the Date of Issue.

Free Amount – Withdrawals not subject to Contingent Deferred Sales Charge.

Full Surrender – Termination and cancellation of all rights and privileges under your Contract. Full Surrender may be subject to surrender charges.

Guaranteed Future Value or “GFV” – The minimum amount guaranteed for contracts with Principal Protection Rider. “GFV” will be equal to the purchase payments for the first six month after rider inception, adjusted for withdrawals.

Guaranteed Future Value Date – Ten years after policy inception.

IRA – An individual retirement annuity as defined by the Section 1081.02(b) of the P.R. Code

Joint Owner – The person possessing an undivided interest in the entire Contract with the Contract Owner. If there is a Joint Owner, references to Contract Owner and Joint Owner will apply to both, or either of them, unless the context requires otherwise.

Maximum Annual Withdrawal Amounts “MAWA” – The MAWA is the maximum amount that can be withdrawn in a rider year without reducing the TWB for contracts with the Income for Life Rider. This is also the benefit amount paid if the policy value is exhausted. On each rider anniversary the MAWA is the Withdrawal Percentage multiplied by the TWB.

Net Asset Value – The total value of an underlying mutual fund adjusted for expenses and divided by the number of units, at the end of a market day or at the close of the New York Stock Exchange.

Non-Qualified Contract – A Contract that does not qualify for favorable tax treatment under the P.R. Code Sections 1081.02 and 1081.03.

Partial Withdrawal – The amount you request to withdraw.

Policy Value – On or before the annuity commencement date, the policy value is equal to the owner’s:

●	premium payments; minus

●	gross partial surrenders (partial surrenders plus the surrender charge on the portion of the requested partial surrender that is subject to the surrender charge); plus

●	accumulated gains in the separate account; minus

●	accumulated losses in the separate account; minus

●	service charges, rider fees, transfer fees, and other charges, if any.

Portfolio Construction Manager – The entity independently contracted by Universal Life and Universal Financial Services, Inc. to construct the portfolios in the Variable Account.

Premium(s): Purchase payment(s) deposited into the Contract.

Puerto Rico Resident or a Resident of Puerto Rico - (i) An individual (A) having his or her principal residence within the Commonwealth of Puerto Rico who has been a Resident of Puerto Rico during a period that includes an entire taxable year, (B) who is a bona fide resident of Puerto Rico pursuant to Sections 933 and 937(a) of the U.S. Internal Revenue Code, and (C) a resident of Puerto Rico for purposes of the P.R. Code; and (ii) a non-business trust organized under the laws of the Commonwealth of Puerto Rico whose trustee, if an individual, has his or her principal residence in Puerto Rico or, if an entity, whose principal office and principal place of business are located within the Commonwealth of Puerto Rico, all of whose Beneficiaries have their principal residence in Puerto Rico and which is either a Qualified Trust or an Agent Trust (as defined herein under Tax Considerations beginning on page 46 of this Prospectus). Whether an individual is a bona fide Resident of Puerto Rico depends on the facts and circumstances of each individual, which may change from year to year. Universal Life suggests that each individual and each trust seek advice from its tax counsel to assess if it is a Resident of Puerto Rico, a Qualified Trust, or an Agent Trust.

P.R. Code – The Act Number 1 of January 31, 2011, as amended, also known as the “Puerto Rico Internal Revenue Code for a New Puerto Rico”.

Sub-Accounts – Divisions of the Variable Account where Accumulation Units are maintained. Each Sub-Account will correspond to a segregated and separately managed portfolio of investments and securities of the Variable Account.

Surrender – A withdrawal of part or all of the Contract Value.

Surrender Value – Contract Value minus any applicable charges described in the Contract.

Total Withdrawal Base or “TWB” – At rider inception, the initial TWB is equal to the policy value. “TWB” is used to calculate the Maximum Annual Withdrawal Amount (“MAWA”) for contracts with the Income for Life Rider.

Transamerica – Transamerica Life Insurance Company.

Universal Life – Universal Life Insurance Company.

U.S. Internal Revenue Code – The United States Internal Revenue Code of 1986, as amended.

Valuation Date – Each day the New York Stock Exchange is open for business or any other day during which there is a sufficient degree of trading in the underlying investments of the Sub-Accounts of the Variable Account such that the current Net Asset Value of its Accumulation Units might be materially affected.

Valuation Period – The period of time commencing at the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

Fortune V Separate Account – A separate account of Universal Life Insurance Company into which purchase payments may be allocated. The Account is divided into Sub-Accounts. The Fortune V Separate Account is also referred to herein as the “Variable Account”.

Withdrawal Percentage – Is used to calculate the “MAWA”. The Withdrawal Percentage is locked in at the time of the first withdrawal.

Tax Consequences

You should always consult a tax advisor about the application of Federal and Puerto Rico tax law to your individual situation prior to your investment in the Contract and prior to making any decisions relating to Surrenders and Annuitization. The Puerto Rico and Federal Income tax treatment of variable annuity Contracts is complex, and the current tax treatment of variable annuity contracts may change. For more details see Tax Considerations beginning on page 46 of this Prospectus.

IRA and Non-deductible IRA Contributions Limit

Several limitations will apply if you elect to qualify the Contract as an IRA or Non-deductible IRA. The applicable rules and limitations are provided by Section 1081.02 and Section 1081.03 of the P.R. Code. Universal Life intends to comply with all these requirements. The most significant limitations are;

(i)	Maximum Contributions – the maximum contribution allowed to an IRA and Non-deductible IRA contract with a deduction during a taxable year is defined under Section 1033.15 of the P.R. Code (this will be the maximum allowed under this Contract). While contributions to an IRA are deductible, no deduction is allowed with respect to contributions to a Non-deductible IRA.

(ii)	Date of Contribution – the last day that IRA and Non-deductible IRA contributions will be accepted for a taxable year will be the deadline for filing Puerto Rico income tax returns, including extensions.

(iii)	Maximum Age for Contribution – contributions to an IRA can be made by individuals younger than 75 that receive income from employment, including self-employment. The age limitation does not apply to a Non-deductible IRA.

(iv)	IRA Early Distributions – generally, a distribution from your IRA will be included in your gross income. The amount includible in gross income is measured by the excess of the amount distributed over your tax basis in the Contract. A distribution from your IRA before age 60 will be subject to a penalty tax of ten percent (10%) or fifteen percent (15%) for contracts who choose prepayment of earnings under Section P.R. Code 1023.23. There will be no penalty tax if the distribution qualifies for any of the following exceptions: death, disability, unemployment, payment for dependent’s college tuition, principal home purchase, repair to principal home due to damage caused by hurricane, fire, earthquakes, to avoid imminent foreclosure or incurring in default of the mortgage of principal residence, including refinancing, (up to the higher of one half of the fund deposited or $20,000) as a result of job loss or substantial verifiable income reduction, to provide for certain terminal illness expenses, for acquisitions of dependent computer up to $1,200, (one every 6 years) to acquire certain renewable energy equipment (up to $20,000), (one every ten years), for the payment of child support past due for a period of six months or more, or rollover to a non-deductible IRA. The ten percent (10%) or fifteen percent (15%) penalty will be withheld by Universal Life unless the owner provides enough proof that the distribution qualifies for the above exceptions. List of required documents can be found in the Universal VIA IRA Disclosure Statement.

(v)	IRA Distributions – IRA distributions must begin in the taxable year in which the owner reaches age 75; or a period that commences no later than the year in which the owner reaches age 75 based on the life or the life expectancy of the owner or his/her spouse, or any period no extending beyond the life or the life expectancy of the owner or his/her spouse.

(vi)	Non-deductible IRA Distributions – Earnings accumulated from a Non-deductible IRA will be exempt from taxes if the distribution is made after the owner attains age 60. Early distributions from a Non-deductible IRA could be subject to the IRA early distribution penalties.

You should consult your tax counsel in relation to the rules and regulations applicable to an IRA or a Non-deductible IRA.

Additional Tax Information

It is intended that the Contract be treated as an “annuity contract” for federal income tax purposes. Universal Life will interpret and administer all sections of the Contract in accordance with United States Internal Revenue Code Section 72(s). Universal Life reserves the right to amend this Contract to comply with requirements set out in the U.S. Internal Revenue Code and regulations and rulings there under, as they may exist from time to time.

Surrenders are calculated by use of the expected return multiples specified in Tables V and VI of Section 1.72-9 of the U.S. Treasury Regulations and calculated in accordance with the calculation methods made available by Universal Life, prescribed by such regulations and elected by the Contract Owner.

Under the P.R. Code, Surrenders for Non-Qualified Contracts prior to Annuitization are treated as non-taxable return of principal until the principal is fully recovered; thereafter, all Partial Surrenders will be taxable as ordinary income. Surrenders after Annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after Annuitization is equal to the amount of the Surrender in excess of three percent (3%) of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded; thereafter, the entire Surrender is included in gross income. The P.R. Code does not impose an early withdrawal penalty tax on Non-Qualified Contracts. Generally, The P.R. Code does not require income tax to be withheld from Distributions of Income to Puerto Rico Residents, except for IRA distributions prior to age 60 which do not qualify for a penalty exception.

Tax Considerations

General

The following discussion summarizes the material Puerto Rico and United States federal tax considerations relating to the purchase, ownership, and disposition of the Contract. This discussion does not intend to describe all the tax considerations that may be relevant to a particular person in light of that person’s particular circumstances and does not describe any tax consequences arising under the laws of any state, locality or taxing jurisdiction other than Puerto Rico and the United States.

The discussion assumes that the Contract is an annuity and endowment contract for purposes of the P.R. Code, and an annuity contract for purposes of the U.S. Internal Revenue Code. Universal Life will take all the necessary steps to ensure that the Contract is classified on a continued basis as an annuity and endowment contract for purposes of the P.R. Code, and an annuity contract for purposes of the U.S. Internal Revenue Code. However, there is no assurance that such classification will not be challenged by the Puerto Rico Treasury Department or the U.S. Internal Revenue Service, and, if challenged, that Universal Life will prevail. If the Contract is not classified as an annuity and endowment contract for purposes of the P.R. Code, and as an annuity contract for purposes of the U.S. Internal Revenue Code, the Owner of the Contract may be taxed currently on the earnings of his/her Contract, or may be considered the Owner of the underlying securities and taxed on the earnings of the assets in the separate account of her/his Contract.

If held by a person that is not a natural person, other than a trust or an agent of a natural person, the Contract will not be treated as an annuity under Section 72(u) of the U.S. Internal Revenue Code. As a result, for U.S. federal income tax purposes the income under the Contract shall be ordinary income during the taxable year.

This discussion is based on the tax laws of Puerto Rico and the United States as in effect on the date of this Prospectus, as well as regulations, administrative pronouncements and judicial decisions available on or before such date and now in effect. All the foregoing is subject to change, which change could apply retroactively and could affect the continued validity of this summary. A prospective Owner of a Contract should be aware that Universal Life’s opinion is not binding on the Puerto Rico Treasury Department, any municipality or agency of Puerto Rico, the United States Internal Revenue Service or the courts. Accordingly, there can be no assurance that the opinions set forth herein, if challenged, will be sustained.

You should consult your own tax advisor as to the application to your particular situation of the tax considerations discussed in this Prospectus, as well as the application of any state, local, foreign or other tax.

This Contract is for sale to individuals who are Residents of Puerto Rico and who intend to remain Residents of Puerto Rico prior to and during the Annuitization period. A Contract owner who ceases to be a Resident of Puerto Rico should consult his/her tax advisor on the tax implications of not being a Resident of Puerto Rico. Benefits under the Contract paid to a Resident Contract owner who is not a resident of Puerto Rico may be subject to withholding under the P.R. Code.

The Contract is also for sale to trusts organized under the laws of Puerto Rico that: (i) form part of a qualified employees’ retirement plan, all of the participants of which are Residents of Puerto Rico, that is exempt under Section 1081.01 of the P.R. Code and described under Section 1022(i)(1) of the Employee Retirement Income Security Act of 1974, as amended, (hereinafter a “Qualified Trust”), or (ii) a trust that: (A) constitutes a grantor trust for purposes of the U.S. Internal Revenue Code and the P.R. Code, (B) all grantors, fiduciaries, trustees, beneficiaries and contingent beneficiaries of the trust are individuals who are Residents of Puerto Rico and intend to remain Residents of Puerto Rico prior to and during the Annuitization period, and (C) holds the Contract as an agent of one or more its grantors (hereinafter an “Agent Trust”). The tax considerations described herein are limited to those applicable to a Puerto Rico Resident, to a Qualified Trust, and to an Agent Trust. Please see “Glossary of Terms – Puerto Rico Resident or a Resident of Puerto Rico” for a discussion of the applicable requirements relating to residency in Puerto Rico. The Contract is also available for sales to a corporation, a limited liability company or a partnership organized under the laws of Puerto Rico. A non-natural person should consult its tax advisor in connection with the federal tax implications of their holding of a Contract since the contract may not be considered an annuity under the U.S. Internal Revenue Code.

Whether an individual is a Resident of Puerto Rico depends on the facts and circumstances of each individual, which may change from year to year. Similarly, whether a trust is a Qualified Trust or an Agent Trust depends on the facts and circumstances of each trust and may change from time to time. Each individual and each trust should seek advice from its own tax counsel to assess if he or she is a Resident of Puerto Rico, or if the trust is a Qualified Trust, or an Agent Trust.

PUERTO RICO TAXATION

Puerto Rico Income Tax Consequences

Universal Life obtained rulings from the Puerto Rico Secretary of the Treasury regarding the proper classification of the Contract under the P.R. Code (the “PR Tax Rulings”). The PR Tax Rulings were issued under the Puerto Rico Internal Revenue Code of 1994. as amended. Pursuant to Section 6091.04 of the P.R. Code, the PR Tax Rulings shall continue in effect to the extent issued under similar wording of law. This section on Puerto Rico Taxation follows the PR Tax Rulings to the extent issued under a wording of law similar to the P.R. Code.

Individuals

A Puerto Rico Resident is generally subject to income taxes under the P.R. Code on its gross income from all sources. The P.R. Code provides for certain exclusions and exemptions.

Distributions from the Contract

Under the terms of the PR Tax Rulings the Contract will be classified as an annuity and as an endowment contract for purposes of the P.R. Code. For purposes of the P.R. Code, investments held by the separate account under the Contract will be considered as owned and shall constitute assets of Universal Life. Consequently, current accumulations of the earnings held in the separate account under the Contract will be taxable to Universal Life to the extent provided by the P.R. Code. The Contract Owner or its Beneficiary will be taxed on the accumulations of earnings under the Contract in the taxable year in which such earnings are considered to have been distributed under certain special rules of the P.R. Code.

For purposes of the P.R. Code, an “annuity” is generally defined as any amount, based on a computation with reference to life expectancy or mortality tables and payable over a period longer than one year, received in periodical installments, whether annually, semi-annually, quarterly, monthly, or otherwise. Amounts distributed under the Contract as annuities for a taxable year should be included in the Annuitant’s gross income as ordinary income, except that any portion of the annual amount distributed in excess of three percent (3%) of the aggregate amount of the premiums paid will be excluded from gross income. Such exclusion from gross income will not be available once the aggregate amount excluded from gross income with respect such distributions equal the total amount of the premiums paid (the “3% Rule”). The amount excluded under the 3% Rule is not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below.

Partial payments not distributed as annuities are excludable from gross income up to the point where the amounts distributed equal the total amount of premiums paid. The amount excluded is not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below. Any distributions in excess of the total amount of the premiums paid will be taxable as ordinary income.

Global Payments

The PR Tax Rulings confirm the general rule that any gain realized upon a distribution in full redemption or surrender of the Contract shall be treated as ordinary income.

However, the P.R. Code provides an exception to the preceding general rule. Pursuant to Section 1023.08 of the P.R. Code, at the election of the taxpayer and for taxable years commencing after December 31, 2018, amounts distributed under the Contract that must be included in gross income and qualify as a “Global Payment” may be treated as a long-term capital gain subject to the maximum fifteen percent (15%) income tax rate of Section 1023.02 of the P.R. Code. For the fifteen percent (15%) income tax rate to be available the Contract Owner shall elect and agree in writing for the fifteen percent (15%) income tax to be withheld and remitted by Universal to the Puerto Rico Treasury Department. The term “Global Payment” is defined by Section 1023.08 of the P.R. Code and the PR Tax Rulings as amounts distributed during the same taxable year under the Contract. However, the PR Tax Rulings provide that such amount must be in full payment of the total balance payable under the Contract, and cancellation thereof. The long-term capital gain arising from a Global Payment is subject to the Alternative Basic Tax. See “Alternative Basic Tax” below.

It is not clear whether taxpayers other than individuals may avail themselves of this special income tax rate on Global Payments. These taxpayers should consult their tax advisors.

Sale, Exchange or other Disposition of the Contract

Any sale or exchange of the Contract by the Contract Owner will be regarded as a sale or exchange under the P.R. Code that will give rise to ordinary gain or loss. Any loss generated will only be deductible if the Contract sold or exchanged has a refund feature (i.e., if the annuity guarantees some return of capital, or premiums paid, upon the death of the Annuitant). Recognition of gain or loss from the sale or exchange of the Contract may be subject to the exemptions and limitations discussed hereof.

Pursuant to P.R. Code Section 1034.04(b)(9) and the PR Tax Rulings no gain or loss should be recognized if a life, endowment or annuity insurance contract, including a contract issued by an insurance company organized under the laws of P.R. or a State of the United States, is exchanged for the Contract, or if total distributions from said insurance contracts are contributed to the Contract within the 60 days following the date of distribution. The PR Tax Rulings also provide that notwithstanding the non-recognition treatment on the exchange, any accrued income deferred as a consequence of the tax-free exchange will retain its character as ordinary income. Unless otherwise provided under regulations issued by the Puerto Rico Secretary of the Treasury, this non-recognition provision will not be available to the extent that such exchange or indirect transfer results in the transfer of property to a person that is a non-resident of Puerto Rico.

Pursuant to P.R. Code Sections 1023.20 and 1031.01(b)(13) future distributions to an individual who is the owner of beneficiary under the Contract will be exempt from income taxation under the P.R. Code, including the Alternative Basic Tax (see “Alternative Basic Tax” below), if: (i) on or before April 30, 2015, an individual taxpayer exchanged a life, endowment or annuity insurance contract for the Contract, (ii) such exchange qualifies for non-recognition of gain or loss under P.R. Code Section 1034.04(b)(9) of the P.R. Code, related to tax free exchanges and transfers of life, endowment and annuity contracts including insurance contracts issued by an insurance company organized under the laws of P.R. or a State of the United States; (iii) a tax equal to ten percent (10%) of the accumulated earnings was paid to the Secretary of the Treasury on a date not after April 30,2015; and, (iv) the Contract provided that no additional contribution or premium payments may be made after April 30, 2015.

Pursuant to the PR Tax Rulings, for income tax purposes under the P.R. Code (i) a gift of the Contract by the Contract Owner shall be treated as a sale or exchange of the Contract, (ii) the Contract will not be considered a capital asset and any gain or loss resulting from the exchange or sale of the Contract will be treated as ordinary income or loss, (iii) gain or loss should be recognized on a gift of the Contract based on the cash Surrender Value of the Contract as of the date of the gift, and (iv) no gain or loss shall be recognized by the decedent’s estate or by his heirs as a result of the transfer of the Contract by reason of death of a Contract Owner.

The PR Tax Rulings also provide that, if upon death of the Contract Owner, the heir or Beneficiary of the Contract elects to receive a lump-sum payment under the Contract, he shall include in his gross income, as ordinary income, an amount equal to the excess of the amount received over the sum of (i) the adjusted basis of the heir or Beneficiary in the Contract, and (ii) any Death Benefit excludable from gross income.

However, any distribution considered a Global Payment under Section 1023.08 of the P.R. Code is includible in gross income as a long-term capital gain, and therefore, subject to the preferential 15% income tax rate, if elected by the taxpayer. Such distribution may be subject to the Alternative Basic Tax in the case of an individual owner or beneficiary. (See “Global Payments” above and “Alternative Basic Tax” below).

Pursuant to the PR Tax Rulings, if the heir or Beneficiary does not elect a lump sum distribution, the accumulated benefits will be taxable when distributed under the same income recognition rules that would have been applicable to the deceased Contract Owner, except that the heirs’ tax basis on the Contract shall be as described below.

The basis of a Contract acquired from the decedent by bequest, devise, or inheritance after December 31, 2017, shall be the same basis it had at the time of death in the hands of the decedent.

Life Insurance Benefits

Life insurance benefits are generally excluded from gross income under Section 1031.01(b)(1) of the P.R. Code and are not subject to the Alternative Basic Tax. See “Alternative Basic Tax” below. The PR Tax Rulings provide that any amounts paid or payable upon death of the Contract Owner that exceeds the higher of:

(i)	the value of the Surrender Value Contract as of the time of death, or

(ii)	the premiums paid for or the cost of the Contract less amounts previously received by the Contract Owner that were excluded from gross income,

shall be treated as amounts received under a life insurance contract that shall be excluded from gross income pursuant to Section 1031.01(b)(1) of the P.R. Code. Provided, however, that these amounts should be specifically designated as death payments for which the deceased Contract Owner did not have a nonforfeitable right to receive the payments while living.

Qualified Trusts

Pursuant to Section 1081.01 of the P.R. Code, a Qualified Trust is generally exempt from income taxation on earnings accumulated or distributed under the Contract or on any income realized from the sale or exchange of the Contract. Whether a trust is a Qualified Trust depends on the facts and circumstances of each trust, which may change from year to year. In addition, the exemption under Section 1081.01 of the P.R. Code is subject to certain exceptions. Each fiduciary of a trust should seek advice from its tax counsel to assess if the trust is a Qualified Trust, and if the exemption allowable under Section 1081.01 of the P.R. Code with respect to the Contract will not fall within one of the exceptions provided by the P.R. Code.

Agent Trusts

The grantor of an Agent Trust will be subject to income tax under the P.R. Code as if he or she were the direct Owner of the Contract under the rules discussed above. A trustee or fiduciary should review its trust documents and consult its own tax advisors in order to determine if the trust is an Agent Trust.

Alternative Basic Tax

The alternative basic tax (the “ABT”) provision of the P.R. Code applies to individuals having an ABT Net Income in excess of $25,000. The ABT tax rates for taxable years beginning after December 31, 2018, are: One percent (1%) if ABT Net Income is greater than $25,000 but not over $50,000; three percent (3%) if ABT Net Income is over $50,000 but not greater than $75,000; five percent (5%) if ABT Net Income is over $75,000 but not greater than $150,000; ten percent (10%), if ABT Net Income is over $150,000 but not over $250,000; and twenty four percent (24%), if the ABT Net Income exceeds $250,000. The ABT rates are not progressive. Once the taxpayer reaches the next level, all the ABT Net Income the higher ABT rate applies to all income.

The ABT Net Income is the net taxable income subject to regular income tax, increased for certain items of otherwise exempt income, and income subject to special tax rates, such as long-term capital gains and certain limitations on otherwise deductible items. An individual taxpayer subject to ABT shall pay the higher of the regular income tax or the ABT. Subject to certain limitations, the excess of the ABT over regular tax may be claimed as a credit in future taxable years, but only with respect to ABT paid in a year commencing after December 31, 2008 and before January 1, 2014, and taxable years commencing after December 31, 2018.

Puerto Rico Estate and Gift Tax Consequences

No estate or gift tax is imposed by the PR Code on transfers by reason of death, bequests or gifts occurring after December 31, 2017. Notwithstanding, these transfers are still subject to certain filings and other requirements.

Individual Retirement Annuity – Deductible and Non-deductible

This discussion pertains only to a Contract Owner who is an individual and elects to acquire the Contract as an individual retirement annuity (the “IRA”), as defined by Section 1081.02 of the P.R. Code, or as a non-deductible individual retirement account as defined by Section 1081.03 of the P.R. Code (the “Non-deductible IRA”) and is limited to the Puerto Rico income tax consequences thereof. If such election is made the Contract will be subject to all the requirements and limitations discussed below, and to those applicable to a Contract that is not an IRA. This discussion does not take into consideration the effect of any election or prepayment of income taxes that the Contract Owner may have carried out pursuant to the P.R. Code or any predecessor act. The Contract Owners should consult their own tax advisor as to the income tax effect of such prepayment or elections.

A Contract Owner may close the IRA, without any penalties except for any fees, by providing a written cancellation notification to Universal Life within seven (7) business days following the opening of the IRA or Non-deductible IRA. Such cancellation notification should be mailed to Universal Life so that it is postmarked (or certified or registered, if sent by certified or registered mail) no later than such seven (7) business day period.

Individual Retirement Annuity – Deductible

The P.R. Code enables eligible individuals to make annual tax-deductible contributions to an IRA (the “IRA Contributions”) to provide for their retirement. The total amount of the permissible annual IRA Contributions is deductible by the Contract Owner in computing his or her taxable income for Puerto Rico income tax purposes for the year with respect to which the IRA Contributions are made. All retirement planning should be done on a long-term basis. The P.R. Code imposes penalties and restrictions to discourage or prevent using IRA Contributions for other purposes other than retirement.

Eligibility

A Contract Owner is eligible to qualify his/her Contract as an IRA if he or she has not attained the age of 75 years in the taxable year for which is making the IRA Contribution, and receives salaries and compensation, which includes, among other things, wages, salaries, professional fees, income from occupations, salesman’s commissions, tips or self-employment income. However, compensation does not include interest, dividends, rents, royalties, capital gains or other non-employment income. For married taxpayers filing a joint Puerto Rico income tax return, an IRA may be opened for each spouse, even if only one of the spouses receives qualified compensation.

Nontransferable and Non-forfeitable

A Contract Owner may not transfer ownership of his or her IRA without disqualifying it from tax-favored treatment, except to his or her former spouse as a result of a divorce decree or under a written instrument arising from a divorce. A Contract Owner has a fully vested interest in his or her IRA which is nonforfeitable.

Contributions and Deductions

Pursuant to Act 179-2025, that amended Section 1033.15 of the P.R. Code, for taxable year beginning after December 31, 2024 the maximum annual permissible contribution to an IRA is the maximum amount permitted under Section 219(b)(5)(A) of the U.S. Internal Revenue Code, as adjusted for cost-of-living increases pursuant to Section 219(b)(5)(C) thereof. For taxable year 2025, the maximum allowed contribution is $7,000 and is not limited by the amount of the taxpayer’s earned income.

For taxpayers filing a joint Puerto Rico income tax return pursuant to Section 1061.01(b)(1) of the P. R. Code, the maximum annual permissible contribution to an IRA is the maximum amount permitted under Section 219(b)(5)(A) of the U.S. Internal Revenue Code. For taxable year 2025, the maximum allowable contribution by married couples filing a joint return is $10,000, provided that the combined total contribution made by both spouses shall not exceed the combined adjusted gross income derived from salaries or earnings from professions or occupations, whichever is less. We suggest consulting your tax counsel, as the Year 2025 instructions for the Puerto Rico individual income tax return indicate that the maximum contribution for married couples filing a joint return is $14,000, and that all contributions are limited by the amount of earned income.

Such contributions shall be deductible for Puerto Rico income tax purposes, subject to the following limitations:

●	Excess IRA Contributions – If a Contract Owner contributes to an IRA an amount in excess of the maximum amount permissible and, the excess is not returned (along with the amount of net income attributable to such excess contribution) by no later than the deadline for the filing of such Contract Owner’s income tax return for the year with respect to which the excess IRA Contributions were made (including any applicable extension of the time for filing), the entire balance of such IRA will be deemed to have been distributed to such Contract Owner. The amount of an IRA treated as distributed will be subject to the “Distribution” and “Premature Distribution” rules described herein.

●	No IRA Contributions Permitted in Taxable Year in which a Contract Owner Attains 75 Years of Age – No IRA Contributions may be made to an IRA for the taxable year in which a Contract Owner attains 75 years of age or thereafter.

●	Deadline for IRA Contributions – IRA Contributions by a Contract Owner for a given taxable year must be made no later than the date prescribed by law for such Contract Owner to file his or her Puerto Rico income tax return for that year (including any applicable extension to the time for filing).

●	Investments in Life Insurance Not Permitted – That part of the IRA Contributions invested by the IRA in life insurance contracts shall not be deductible.

Distributions

The distribution to a Contract Owner of the entire balance accrued in an IRA must be made, or commenced to be made by, no later than the end of the year in which such Contract Owner reaches 75 years of age. Such distribution must occur at least at a minimum prescribed rate, as further described below.

●	Tax Treatment upon Distributions – Amounts distributed under the Contract shall be taxed under the rules applicable to a Contract that is not an IRA, except that the premiums paid for purposes of determining the cost to be recovered under the Contract shall be increased by the share of income distributed out of the Contract which is exempt from Puerto Rico income taxes. Premiums paid are excluded in the computation of cost to be recovered under the Contract.

●	Distribution for Purchase or Construction of First Principal Residence – Notwithstanding the preceding, the Puerto Rico income taxation on certain distributions from an IRA shall be deferred if a Contract Owner uses the amount distributed for the purchase or construction of such Contract Owner’s first principal residence and complies with the applicable requirements of the P.R. Code and the regulations issued thereunder as provided in Section 1081.02(d)(6) of the P.R Code.

●	Form of Distributions – The Contract Owner’s total interest in an IRA must be distributed on or before the closing of the taxable year in which he or she attains 75 years of age, unless such total interest distributed in periodic payments in such taxable year over; (i) the life of such Contract Owner or the lives of such Contract Owner and his or her spouse, or (ii) during a period that shall not extend beyond the life expectancy of such Contract Owner or the joint life expectancy of such Contract Owner and his or her spouse. Accordingly, if a Contract Owner does not choose a method of distribution on or before the closing of the taxable year in which he or she attains 75 years of age, the entire balance of a Contract Owner’s IRA will be distributed in a lump sum payment by the end of the taxable year in which he or she attains 75 years of age.

●	Death of a Contract Owner – Upon a Contract Owner’s death, the entire balance of such Contract Owner’s IRA must be distributed to such Contract Owner’s Beneficiary or beneficiaries within a period of five (5) years from the death of such Contract Owner. Notwithstanding this, if (i) a Contract Owner elected to receive distributions from such Contract Owner’s IRA over a fixed term permitted by the P.R. Code and, (ii) such distributions have commenced, the distributions will continue as scheduled. The same rule applies at the death of the surviving spouse of a Contract Owner with respect to his or her beneficiaries if distributions to the surviving spouse have commenced pursuant to Section 1081.02(b)(3) of the P.R Code.

Any distribution to a Contract Owner’s Beneficiary, upon the death of such Contract Owner, is subject to Puerto Rico inheritance rules and other applicable laws and regulations.

●	No Capital Gains Treatment – A lump sum distribution from a Contract Owner’s IRA is not eligible for capital gains treatment for Puerto Rico income tax purposes. However, Contract Owners should consult their own tax counsel to determine if a lump sum distribution from a Contract Owner’s IRA may qualify for the long-term capital gain treatment for Global Payments under Section 1023.08 of the P.R. Code.

●	Premature Distributions Early Distribution Penalty – Distributions from a Contract Owner’s IRA may be made at any time. However any actual or deemed distribution to the Contract Owner for whose benefit such account was established is made before such Contract Owner attaining 60 years of age will be subject to a ten percent (10%) penalty on the amount includable in gross income, or fifteen percent (15%) for Contracts Owner who elected prepayment of earnings under P.R. Code Section 1023.23, unless the distribution is on account of:

(i)	a Contract Owner’s disability (as defined in the P.R. Code);

(ii)	a Contract Owner’s unemployment;

(iii)	the need of funds to cover the expenses of a Contract Owner’s direct dependents in connection with their university studies;

(iv)	the purchase or construction of a Contract Owner’s first principal residence (subject to compliance with certain requirements of the P.R. Code);

(v)	the repair or reconstruction of a Contract Owner’s principal residence as a result of fire, hurricane, earthquake or other fortuitous cause;

(vi)	the acquisition of a computer for a dependent of the Contract Owner within the second degree of consanguinity who is pursuing a university or lower-level degree, up to an amount of $1,200, and only once every six (6) years;

(vii)	the treatment of severe, chronic, degenerative and terminal disease of a family member up to the fourth degree of consanguinity and second degree of affinity;

(viii)	the avoidance of the imminent foreclosure or delay in the mortgage payments, including refinancing, of the Contract Owner’s principal residence due to loss of his employment or substantial reduction of income, up to the greater of fifty percent (50%) of the amount in the Contract or $20,000 (subject to the submission of evidence of need, circumstances and uses):

(ix)	Up to the maximum amount of twenty thousand (20,000) dollars, for the purchase of an efficient and environmental friendly renewal energy system for the Contract Owner’s residence, that is, every equipment or personal property, or combination of the same, that produces energy from renewable sources, such as, solar, wind, geothermical, oceanic, hydroelectric energy, or renewable fuels, without including fossil fuels. This withdrawal may be carried out once every ten (10) years: or,

(x)	for the payment of child support past due of six months or more.

In addition, the Early Distribution Penalty shall not apply if the amount distributed is transferred by a Contract Owner to another IRA of such Contract Owner in a Rollover Contribution (as defined below) within 60 days of such Contract Owner’s receipt of the distribution, or if the amount distributed may be excluded from gross income. Regulation Article 1081.02(g)-1(a) states that the Early Distribution Penalty shall be imposed on a distribution to the “individual for whose benefit the account was established”. From this wording it can be reasonably interpreted that a distribution by reason of beneficiary death should not subject to the penalty as the distribution is not one made to the deceased beneficiary. This interpretation should be consulted with your tax counsel.

•	Withholding of the Early Distribution Penalty – The ten-percent (10%) or fifteen-percent (15%) penalty will be withheld from a distribution unless a Contract Owner provides the required evidence to Universal Life that the distribution is exempt from the penalty.

Special Prepayment Election and Increased Early Distribution Penalty. Under P.R. Code Section 1023.23 an Owner of a Contract that qualifies as an IRA may elect to prepay a tax equal eight percent (8%) of the accumulated balance in the Contract that would be includable in gross income upon actual or deemed distribution. The prepayment must have been made after July1, 2014 and on or before April 30, 2015. The prepayment shall have the effect of increasing Owner’s tax basis in the Contract for an amount equal to the unrealized appreciation for which the special tax of eight percent (8%) was paid. The Early Penalty Distribution rate discussed above is increased from ten percent (10%) or fifteen percent (15%) with respect to a distribution from a Contract for which an election under P.R. Code Section 1023.23 was made or an amount rolled over from such Contract. In the computation of the amount of gross income subject to the penalty, the increase in tax basis attributable to the election under P.R. Code 1023.23 shall be ignored.

IRA May Not Be Used as Collateral.

A Contract Owner’s interest in an IRA or in assets held in such IRA may not be used as security for a loan, and any amount so utilized shall be deemed to have been distributed to such Contract Owner and may be subject to the ten percent (10%) or fifteen percent (15%) penalty for premature distributions described above.

No Policy Loans

If a Contract Owner borrows any sum of money under, or using said contract during any taxable year, the Contract shall cease to be an IRA as of the first day of said taxable year, and the Contract Owner shall include in his gross income for said year a sum equal to the fair market value of said policy on the first day of said year and may be subject to the ten percent (10%) or fifteen percent (15%) penalty for premature distributions described above.

Rollover Distribution

Amounts distributed from an IRA established by a Contract Owner or from a pension, profit-sharing or stock bonus plan described in Section 1081.01 of the P.R. Code (the “Qualified Plan”) may be transferred to another IRA established by such Contract Owner, (these IRA Contributions being referred to as “Rollover Contributions”) in an amount not greater than the maximum amount described above. A Rollover Contribution is not tax-deductible for the year with respect to which such Rollover Contribution is made. If a Rollover Contribution is made by a Contract Owner who received the amount involved as a distribution from another IRA of such Contract Owner or a Qualified Plan, the transfer must be made not later than 60 days following the receipt of the distribution. If the transfer is made, but not on a timely basis, the transfer may well result in an excess IRA Contribution as referred to under the “Excess IRA Contributions” section above with the adverse consequences carried by excess IRA Contributions. Only one transfer from one IRA to another IRA can be made in any one-year period ending on the date of receipt of the distribution being transferred.

The Contract Owner should consult his or her tax counsel since to the extent that the Contract is treated as an endowment contract for purposes of the P.R. Code a Rollover Contribution to the Contract may not be allowed.

An individual retirement account maintained under the United States Internal Revenue Code of 1986, as amended, is generally not an IRA under the P.R. Code to or from which assets of a Puerto Rico IRA may be transferred.

Required Filings

A Contract Owner must report annually the IRA Contributions on such Contract Owner’s Puerto Rico income tax return in order to qualify for the Puerto Rico income tax deduction and benefits of an IRA.

Taxation of the IRA

A Contract Owner is not subject to Puerto Rico income taxes on the income generated by the assets held in an IRA until a distribution is made or treated as made under the P.R. Code. An IRA may be subject to tax on its unrelated business income under P.R. Code Section 1102.01.

Non-deductible Individual Retirement Account

A Non-deductible IRA is an IRA that is designated as such when established, but to which certain special rules apply.

Contributions

No deduction will be allowed to the Contract Owner with respect to contributions to a Non-deductible IRA. In addition, the annual non-deductible contribution to a Non-deductible IRA; (i) must be made by the due date of the income tax return (including extensions) of the taxable year for which the contribution is made; (ii) is limited to the annual limitation amount applicable to a deductible IRA, but reduced by the amount of contributions for the taxable year made to all other IRAs (other than non-deductible IRAs) maintained for the benefit of the Contract Owner, and (iii) may be made after the Contract Owner has reached age 70 ½.

Distributions

●	A Qualified Distribution from a Non-deductible IRA may be excluded from the Contract Owner’s gross income and,

therefore, will not be subject to Puerto Rico income taxes. A Qualified Distribution is defined as a distribution that is; (i) made on or after the date on which the Contract Owner reaches the age of 60, (ii) made to a Beneficiary by reason of death of the Contract Owner, or (iii) a Premature Distribution not subject to the Early Distribution Penalty (see previous discussion of Premature Distributions). In addition, a Non-deductible IRA is not subject to the mandatory age distribution provision applicable to a Deductible IRA.

A distribution that is not a Qualified Distribution must be included in the gross income to the extent that it exceeds the basis of the Contract Owner in the Non-deductible IRA. Generally, for these purposes, the tax basis of the Contract Owner shall consist of the contributions to the non-deductible IRA, plus Qualified Rollovers (as defined below) and tax-exempt income earned thereon. A distribution that is not a Qualified Distribution may be subject to a Premature Distribution penalty (See “Premature Distributions”).

Rollover Contributions

A distribution may be rolled over to a Non-deductible IRA only if the rollover is a “Qualified Rollover”. A Qualified Rollover is generally defined as: (i) a rollover from an IRA or another Non-deductible IRA to a Non-deductible IRA, provided that it meets the criteria applicable to rollovers to a Deductible IRA without taking in consideration the limitation related to rollover of distributions received within the preceding year (see above discussion Rollover Distributions); (ii) a rollover within the following 60 days of receiving the entire distribution from a retirement plan qualified under Section 1081.01 of the P.R. Code but only if such distribution is a total distribution within a single taxable year by reason of separation from service of the employee; and (iii) a rollover of the balance of the savings account of participants in the Retirement Saving Account Program created under Act 447 of 1951 but only if such rollover meets the requirements of Article 3-109(B)(5) of such Act 447.

Amounts distributed by a Deductible IRA or a retirement plan qualified under Section 1081.01 of the P.R. Code may not be excluded from gross income by reason of been rolled over into a Non-deductible IRA and shall generally be considered distributed and includible in Gross Income, as defined by Section 1082.03(d)(4)(A)(i). However, the penalty shall not apply to a Premature Distribution transferred to a Non-deductible IRA pursuant to a Qualified Rollover.

Collateral

A Contract Owner’s interest in a Non-deductible IRA or in assets held in such IRA may not be used as security for a loan, and any amount so utilized shall be deemed to have been distributed to such Contract Owner and may be subject to the Early Distribution Penalty For Premature Distributions described above.

Taxation of Distributions by Reason of Disaster Declared by the Governor of Puerto Rico

Pursuant to Section 1081.02(d)(1) of the P.R. Code and subject the terms established by the Secretary in response to a disaster declaration by the Governor of Puerto Rico the first ten thousand ($10,000) dollars paid or distributed to cover Eligible Expenses from a Deductible IRA’s may be excluded from gross income, and any distribution in excess of the first ten thousand ($10,000) dollars excluded from gross income but not exceeding one hundred thousand ($100.000) dollars will be subject to a special tax of ten (10) percent, in lieu of any other tax, including the ABT. The amount distributed shall be determined on an aggregate basis considering all distributions from Deductible IRAs and qualified employees’ retirement plans. For the special tax to apply the ten (10) percent tax, will be required to withhold at source. Under Section 1081.01(b)(1)(D)(vi)(II) the term “Eligible Expenses” is broadly defined as expenses, either ordinary or extraordinary, incurred by an individual, spouse, ascendants, and/or descendants, to compensate for any loss or damage, and/or to cover basic needs suffered as a result of natural disaster. The Secretary is authorized to establish by regulation, administrative determination, circular letter or information bulletin of general application the documents that the participant or beneficiary must submit in connection with a disaster distribution.

The above treatment is afforded under Section 1081.02(d)(1) of the P.R. Code. However, Section 1081.02(d)(5) provides that the treatment under Section 1081.02(d)(1) shall not apply to an individual retirement annuity. On the other hand, Section 1081.02(d)(1)(J)(v) includes insurance companies as entities that may be subject to the distribution procedures to be prescribed by the Secretary with respect to the above special treatment. As of the date of this prospectus, there is no recent pronouncement in effect by the Secretary with respect to the above special treatment. You should consult your tax counsel in relation to the application of the above treatment to Contracts qualified as an individual retirement annuity under the P. R. Code.

Certain ERISA Considerations

A fiduciary of a pension, profit- sharing, retirement, or other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (each such plan, a “Plan”), should consider the fiduciary standards under ERISA in the context of the Plan’s particular circumstances and consult with its counsel before authorizing an investment of such Plan’s assets in a Contract.

Tax Changes

The foregoing tax information is based on our understanding of U.S. and Puerto Rico tax laws. It is NOT intended as tax advice. All information is subject to change without notice. Furthermore, the determination whether the Contract qualifies as an annuity and endowment contract under the P.R. Code and as an annuity under the U.S. Internal Revenue Code depends on Universal Life continued compliance with the applicable provisions of the P.R. Code and the U.S. Internal Revenue Code relating to the classification of a particular instrument as an annuity or endowment contract.

Impact of taxes to the Company

The contracts provide that we may charge Fortune VII Separate Account for taxes. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

United States Federal Income Taxes

Introduction

The Contract is designed for use for retirement income purposes by individuals who are bona fide residents of Puerto Rico pursuant to sections 933 and 937(a) of the U.S. Internal Revenue Code and who, together with all other parties to the Contract, including beneficiaries, remain bona fide residents of Puerto Rico prior to and during the Annuitization period. Also, the Contract may be sold to certain Agent Trusts and Qualified Trusts (as previously explained). The discussion contained herein is general in nature and is not intended as tax advice. Thus, you are advised that any discussion of tax issues herein is not intended or written to be used as an opinion to avoid penalties imposed under the U.S. Internal Revenue Code.

Universal Life Insurance Company’s Tax Status under the U.S. Internal Revenue Code

Universal Life is a life insurance company organized under the laws of and doing business in Puerto Rico. Universal Life’s primary place of business is in Puerto Rico. Universal Life has obtained a legal opinion confirming that for purposes of the U.S. Internal Revenue Code Universal Life is not engaged in a trade or business in the United States. It is the intention of Universal Life not to enter into activities that may be construed as conducting a trade or business in the United States for purposes of the U.S. Internal Revenue Code. The Variable Account and Sub-Accounts are not separate entities and for U.S. federal income tax purposes their operations are part of Universal Life.

Since Universal Life is a foreign corporation not engaged in a trade or business in the United States, and the Variable Accounts and Sub-Accounts are not separate entities, any fixed and determinable annual and periodical income from sources within the United States earned by Universal Life through the Variable Accounts and Sub-Accounts may be subject to U.S. withholding taxes. U.S. Source income that may be subject to tax includes, but is not limited to, interest that is not otherwise exempt (i.e., portfolio interest), and dividends on shares of stock of U.S. organized corporations that are held through the pools of assets or mutual funds in which these accounts invest. The US withholding tax rate on such interest and dividends generally is 30% and 10% respectively.

The economic consequences of such U.S. withholding taxes on the income of the Sub-Account are passed through to the Contract Owner as a reduction in value of the Sub-Accounts and the Contract.

General Federal Income Tax Requirements for Annuities

Section 72 of the U.S. Internal Revenue Code governs generally the taxation of annuities. While there is no one general definition of “annuity” in the U.S. Internal Revenue Code, the essential characteristic of an annuity contract is that it provides for the payment of periodic payments that amortize principal (i.e., amounts to be received as an annuity). For a contract to be treated as an annuity contract for federal income tax purposes, section 72(s) of the U.S. Internal Revenue Code, however, requires that the contract provide that distributions be made in accordance with the following rules:

(1)	If any Contract Owner dies on or after the Annuitization Date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the Contract Owner’s death.

(2)	If any Contract Owner dies before the Annuitization Date, then the entire interest in the contract (consisting of either the Death Benefit or the Contract Value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the Contract Owner’s death.

These above requirements will be satisfied as to any interest payable to or for the benefit of a Designated Beneficiary if it is distributed over the life of the Designated Beneficiary or over a period not longer than the life expectancy of the Designated Beneficiary. Payments must begin within one year of the Contract Owner’s death unless otherwise permitted by U.S. income tax regulations. A Designated Beneficiary is the person designated by the Contract Owner as a Beneficiary and to whom ownership of the contract passes by reason of the death and must be a natural person. Universal Life believes and has received a legal opinion that the Contract contains the requisite U.S. Internal Revenue Code section 72(s) provisions.

Furthermore, section 817(h) of the U.S. Internal Revenue Code generally requires that a variable annuity contract that is based on a separate account be adequately diversified to be taxed as an annuity contract. The Internal Revenue Service has published regulations prescribing diversification standards to be met by nonqualified variable annuity contracts as a condition to being taxed as annuities under section 72 of the U.S. Internal Revenue Code. The standards provide that investments of a segregated asset account (or Sub-Account) are adequately diversified if no more than (1) 55% of the value of its assets is represented by any one investment, (2) 70% is represented by any two investments, (3) 80% is represented by any three investments, and (4) 90% is represented by any four investments. Without regard to whether the Contract is a “variable contract” within the meaning of section 817(d) of the U.S. Internal Revenue Code, Universal Life will administer the Variable Account so that the Sub-Accounts meet the U.S. Internal Revenue Code section 817(h) diversification standards imposed by the Internal Revenue Service.

In addition, a contract that purports to be an annuity contract has been held not to be an annuity for purposes of the U.S. Internal Revenue Code, if the contract is part of an arrangement under which the Contract Owner is in substance the Owner of the investment assets underlying the purported annuity. In general, the position of the Internal Revenue Service as set forth in rulings is that the policy Owner is the direct Owner of the assets underlying the variable annuity contract if either: (i) the assets held in the separate account under the variable annuity are available to members of the general public; or (ii) the Contract Owner has the power to direct the custodian to sell, purchase, or exchange specific assets held under the annuity or has significant ownership rights as to warrant their direct ownership of the assets for tax purposes. Rev. Rul. 2003-91, 2003-2 C.B. 347; Rev. Rul. 2003-92, 2003-2 C.B. 350; Rev. Rul. 82-54, 1982-1 C.B. 11; Rev. Rul. 81-225, 1981-2 C.B. 12; Rev. Rul. 80-274, 1980-2 C.B. 27; and Rev. Rul. 77-85, 1977-1 C.B. 12. Universal Life believes that it is the legal Owner of the assets in the Variable Account and all the Sub-Accounts. Universal Life believes and has received a legal opinion that Universal Life will be treated as the Owner of the assets underlying the Contract for U.S. federal income tax purposes.

Federal Income Taxation of Annuities Owned by Puerto Rico Residents

United States citizens are taxed on their world-wide income. Thus, under the general rules, United States citizens who are residents of Puerto Rico are subject to tax by the United States on income from all sources. However, section 933 of the U.S. Internal Revenue Code provides that gross income from sources within Puerto Rico is exempt from United States federal income taxation, if the income is derived by bona fide resident of Puerto Rico pursuant to U.S. Internal Revenue Code section 937(a) and the regulations promulgated thereunder. Section 937(b) provides that rules similar to the rules for determining whether income is from sources within the United States should be used for purposes of determining whether income is from sources within Puerto Rico. However, U.S. Internal Revenue Code. Treas. Reg. § 1.937-2(c) (2) provides an anti-abuse rule that income shall be considered to be from sources with the United States if, pursuant to a plan or arrangement the income is received in exchange for consideration provided to another person and such person (or another person) provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. The Contract is designed for purchase by individuals, who together with all the other parties to the Contract (including beneficiaries), are and remain bona fide residents of Puerto Rico prior to and during the Annuitization period; however, Universal Life makes no attempt to determine whether such individuals are bona fide residents of Puerto Rico, within the meaning of sections 933 and 937(a) of the U.S. Internal Revenue Code.

Although there is no specific provision in the U.S. Internal Revenue Code that addresses the issue of whether income on a variable annuity contract issued by a foreign insurance company generates U.S. or foreign-source income, Rev. Rul. 2004-75, 2004-2 C.B. 109, adopts the place of incorporation of the insurance company issuing the contract to determine the source of the income. Under such interpretation, income under an annuity contract issued by a Puerto Rico company would be considered Puerto Rico source income.

The Contract is intended to meet the requirements of an annuity contract for U.S. federal income tax purposes. Universal Life will interpret and administer the Contract in accordance with the requirements of the sections 72(s) and 817(h) of the U.S. Internal Revenue Code and reserves the right to amend the Contract to comply with the requirements set out in the U.S. Internal Revenue Code and regulations and rulings thereunder, as they may exist from time to time. Universal Life has obtained a legal opinion that the Contract should be considered an annuity contract for federal income tax purposes and that Universal Life should be treated as the Owner of the investment assets in the Variable Account, that the income from the Contract should be treated as Puerto Rico source income, and that conduit arrangement anti-abuse rule is not likely to be applied to the Contract. Such opinions are based on the United States income tax laws as interpreted by the Internal Revenue Service at the time of the opinion, but the opinion provides no guarantee that the Internal Revenue Service will so conclude. Prospective purchasers of the Contract or Contract Owners planning to exercise an option under the Contract should consult their own tax advisers to determine the possible tax consequences applicable for their individual situations.

Transfers, Assignments, or Exchanges of a Contract

A transfer of ownership of the Contract, the designation of an Annuitant who is not also the Owner, or the exchange of the Contract may result in tax consequences to the Contract Owner. For example, a sale, exchange, or other disposition of the Contract may give rise to a gain or loss equal to the difference between the fair market value of the Contract and the adjusted tax basis of the Contract in the hands of the Owner. The gain derived from the sale, exchange or other disposition of the Contract by a Resident of Puerto Rico would, in certain conditions are met, constitute income from sources within Puerto Rico, and should not be includable in the gross income of the Resident of Puerto Rico pursuant to section 933 of the U.S. Internal Revenue Code. Limitations on a deduction of a loss may be imposed, such as for a loss allocable to or chargeable against amounts so excluded from gross income by the Resident of Puerto Rico’s.

However, section 1035(a) of the U.S. Internal Revenue Code provides generally that no gain or loss shall be recognized on the exchange of an annuity contract for an annuity contract. Whether or not an exchange for the Contract qualifies under this provision will depend on certain factors, including the character of the contract being exchanged and the manner in which the exchange is accomplished and the current and prior residence of the Owner. In addition, U.S. Internal Revenue Code section 1035(c) provides that, “to the extent provided in regulations,” section 1035(a) shall not apply to any exchange having the effect of transferring property to any person other than a United States person. No regulations have been issued to date to implement this provision. Accordingly, a Contract Owner contemplating any such transfer, assignment, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Early Distribution Penalty

The U.S. Internal Revenue Code imposes a penalty of 10% if a distribution from an annuity contract is made before the Contract Owner reaches age 59½. Since the amount of the penalty is equal to 10% of the portion of any distribution from an annuity contract that is includable in gross income for federal income taxes, such penalty will not be imposed on a distribution from the Contract that is excludable from gross income by a Puerto Rico Resident under section 933 of the U.S. Internal Revenue Code.

Agent Trusts

Generally, annuity contracts owned by non-natural persons (e.g., corporations, partnerships, trusts, and similar entities) are not treated as annuity contracts under section 72(u) of the U.S. Internal Revenue Code, and the income on the contract for any taxable year is taxed as ordinary income during such taxable year. These provisions do not apply to a Contract that is held by a trust or other entity as an agent for a natural person (i.e., an individual). Thus, if a trust holds the Contract for an individual Beneficiary of the trust, the consequences of ownership by a non-natural person may not apply.

To the extent an Agent Trust is a grantor trust for U.S. federal income tax purposes, the grantor of the Agent Trust may be deemed the direct owner of the Contract such that the Contract will not be treated as owned by a non-natural person. The grantor-owner of the Contract may be subject to United States federal income taxes under the rules described above for an individual Resident of Puerto Rico. However, U.S. Treas. Reg. section 1.937-1(b) (3) provides that only natural persons may qualify as bona fide residents of Puerto Rico and that “juridical” persons (e.g., trusts) do not qualify for the provisions of section 933. A trustee or fiduciary should review its trust documents and consult its own tax advisers in order to determine if the trust is an Agent Trust and the tax consequences thereof.

Qualified Trusts

Section 72(u) of the U.S. Internal Revenue Code might disqualify the Contract as an annuity contract in the hands of a Qualified Trust if the Trust were to be considered as a U.S. person, because, unless the trust forms part of a dual-qualified plan under Section 1022(i)(2) of ERISA, the trust would not be a trust under a plan described in Section 401(a) of the U.S. Internal Revenue Code. Section 401(a) applies to trusts created or organized in the United States and also applies to dual-qualified plans under Section 1022(i)(2) of ERISA. However, assuming that a Qualified Trust is properly established under P.R. law, and that no U.S. court is able to exercise primary supervision over it and one or more U.S. persons do not have authority to control all substantial decisions of the trust (i.e., it is not a U.S. person under U.S. Internal Revenue Code section 7701(a) (30) (E) and (a) (31)) or (ii) the trust forms part of a Puerto Rico retirement plan electing to be treated as a dual-qualified plan under Section 1022(i)(2) of ERISA, the Qualified Trust would not be subject to U.S. federal income tax. Whether a trust that is a Qualified Trust is a U.S. person for U.S. federal income tax purposes depends on the facts and circumstances of each trust, which may change from year to year. In any case, under Section 1022(i)(1) and (2) of ERISA a Qualified Trust would be exempt from U.S. income taxation under Section 501 of the U.S Internal Revenue Code, earnings accumulated or distributed under the Contract as well as any gain realized from the sale or exchange of the Contract should not be subject to U.S. federal income tax. Each fiduciary of a trust should seek advice from its tax counsel to assess if the trust is a Qualified Trust, and whether it might be a U.S. person.74

Federal Estate and Gift Taxes

A Contract Owner who at the time of his death was domiciled in Puerto Rico and who acquired United States citizenship solely by reason of citizenship, birth or residence in Puerto Rico will be considered a non-resident not a citizen of the United States for purposes of the estate and gift taxes imposed under the U.S. Internal Revenue Code.

A non-resident not citizen of the United States is subject to United States federal estate taxes on the part of his estate that at the time of death is located in the United States. In absence of specific provisions under the U.S. Internal Revenue Code, the rules applicable to debt obligations may apply. Under these rules, the Contract may be considered property situated outside the United States, and therefore, not includible in the taxable estate of a Contract Owner who at the time of death was domiciled in Puerto Rico and acquired United States citizenship solely by reason his birth or residence in Puerto Rico.

A donor who at the time of a gift of the Contract was domiciled in Puerto Rico and acquired his United States citizenship solely by reason his citizenship, birth or residence in Puerto Rico will be considered a non-resident not a citizen of the United States for purposes of the gift taxes imposed under the U.S. Internal Revenue Code. A non-resident not citizen of the United States is subject to United States federal gift taxes on the transfer by gift of certain tangible property, but not on the transfer of intangible property l. Thus, a transfer by gift of the Contract would generally not be subject to gift tax if the donor is domiciled in Puerto Rico and acquired United States citizenship solely by reason of his citizenship, birth or residence in Puerto Rico.

A domicile of Puerto Rico is generally an individual who is a Resident of Puerto Rico with no definite present intention of living elsewhere. Thus, each individual should consult his or her tax counsel to assess if he or she is domiciled in Puerto Rico and the application of the estate and gift tax rules described above to his or her individual tax situation. In addition, an individual domiciled in Puerto Rico who acquired his U.S. citizenship by reason other than his citizenship, birth or residence in Puerto Rico should seek advice from his tax counsel since a Contracts held by these U.S. citizens may be subject to U.S. federal estate and gift taxes upon transfer of the Contract by reason of death or a gift.

Certain ERISA Considerations

A fiduciary of a pension, profit- sharing, retirement, or other employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (each such plan, a “Plan”), should consider the fiduciary standards under ERISA in the context of the Plan’s particular circumstances and consult with its counsel before authorizing an investment of such Plan’s assets in a Contract.

Tax Changes

The foregoing tax information is based on our understanding of U.S. and Puerto Rico tax laws. It is NOT intended as tax advice. All information is subject to change without notice. Furthermore, the determination whether the Contract qualifies as an annuity and endowment contract under the P.R. Code and as an annuity under the U.S. Internal Revenue Code depends on Universal Life continued compliance with the applicable provisions of the P.R. Code and the U.S. Internal Revenue Code relating to the classification of a particular instrument as an annuity or endowment contract.

Statements and Reports

Universal Life will mail Contract Owners statements and reports. Therefore, Contract Owners should promptly notify Universal Life of any address change.

These mailings will contain:

●	Statements showing the Contract’s quarterly activity;

●	Confirmation statements showing transactions that affect the Contract’s value. Confirmation statements will not be sent for recurring transactions (i.e., Dollar Cost Averaging). Instead, confirmation of recurring transactions will appear in the Contract’s quarterly statements;

●	Annual and Semi-Annual Reports containing financial statements for the Variable Account and such other information as is required to be provided pursuant to the requirements of the 1940 Act.

Contract Owners should review statements and confirmations carefully. All errors or corrections must be reported to Universal Life immediately to assure proper crediting to the Contract.

9.	More Information

About Universal Life Separate Account Fortune VII

Each variable investment option is a subaccount of Fortune VII Separate Account. We established Fortune VII Separate Account under special provisions of the Puerto Rico Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Fortune VII Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Fortune VII Separate Account that represent our investments in Fortune VII Separate Account or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Fortune VII Separate Account assets in any investment permitted by applicable law. The results of Fortune VII Separate Account operations are accounted for without regard to the Company’s other operations. The amount of some of our obligations under the contracts is based on the assets in Fortune VII Separate Account. However, the obligations themselves are obligations of the Company.

Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets, and the assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the contracts.

Fortune VII Separate Account is registered under the Investment Company Act of 1940 and is registered and classified under that act as a “Unit Investment Trust.” The SEC, however, does not manage or supervise the Company or Fortune VII Separate Account. The Company is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Fortune VII Separate Account invests in shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1)	to add variable investment options to, or to remove variable investment options from, Fortune VII Separate Account, or to add other separate accounts;

(2)	to combine any two or more variable investment options;

(3)	to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)	to operate Fortune VII Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Fortune VII Separate Account or a variable investment option directly);

(5)	to deregister Fortune VII Separate Account under the Investment Company Act of 1940;

(6)	to restrict or eliminate any voting rights as to Fortune VII Separate Account;

(7)	to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)	to close a variable investment option to transfers and contributions; and

(9)	to add variable investment options and to limit the number of variable investment options which you may elect.

If the exercise of these rights results in a material change in the underlying investment of Fortune VII Separate Account, you will be notified of such exercise, as required by law.

About the Equitable Trusts

The Trusts are registered under the Investment Company Act of 1940. They are classified as “open-end management investment companies,” more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or “loads” for buying and selling their shares. All dividends and other distributions on the Trusts’ shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust’s shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, and other aspects of its operations, appears in the prospectuses for each Trust, or in their respective SAIs, which are available upon request. See also Appendix “Portfolio Companies Available Under the Contract”.

About the general account

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract’s account value or any guarantees or benefits with which the contract was issued. The Company is solely responsible to the contract owner for the contract’s account value and such guarantees and benefits. The general obligations and any guarantees or benefits under the contract are supported by the Company’s general account and are subject to the Company’s claims paying ability. An owner should look to the financial strength of the Company for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its statutory basis financial statements and/or check its current rating with AM Best or Kroll or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Puerto Rico Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a “covered security” under the federal securities laws.

The disclosure with regards to the general account is subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

Dates and prices at which contract events occur

Our “business day” is generally any day the NYSE is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the SEC. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

●	If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

—	on a non-business day;

—	after 4:00 p.m. Eastern Time on a business day; or

—	after an early close of regular trading on the NYSE on a business day.

●	If your recurring transaction is set to occur on the same day of the month as the contract date and that date is the 28th, 29th, 30th, or 31st of the month, then the transaction will occur on the 1st day of the next month.

Contributions and transfers

●	Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

●	Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

About your voting rights

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

●	the election of trustees; or

●	the formal approval of independent public accounting firms selected for each Trust; or

●	any other matters described in this Prospectus for each Trust or requiring a shareholders’ vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to the Company’s separate accounts in connection with the Company’s variable annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with the Company. The affiliated Trust also sells its shares to the trustee of a qualified plan for the Company. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board’s response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

Fortune VII Separate Account voting rights

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

Changes in applicable law

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

Statutory compliance

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of the Company. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

About legal proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings, including those detailed immediately below, would be considered material with respect to a contract owner’s interest in Fortune VII Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, the ability of the Distributor to perform its contract with the Separate Account, or our ability to meet our obligations under the contracts.

In 2017, the Company entered into a reinsurance agreement (the “Agreement”) with PB Life and Annuity Co. Ltd. (“PBLA”), a member of the Global Growth family of companies that was founded and is ultimately owned by Greg Lindberg. Pursuant to the Agreement, PBLA agreed to reinsure liabilities with respect to certain fixed annuity contracts (“PBLA Annuity Contracts”) sold by the Company (the reinsured contracts do not include the contracts described in this prospectus). The Agreement required PBLA to keep these assets invested in certain types of ‘qualifying assets’ in compliance with Puerto Rico law and other requirements. PBLA failed to do so. The Company, consequently, stopped ceding new business under the Agreement to PBLA and initiated contractual and other legal proceedings, including arbitration, to secure the amounts backing the statutory reserves for the PBLA Annuity Contracts.

To date, an arbitration panel ruled in the Company’s favor, requiring that $524 million be paid into a trust for the benefit of the Company. This arbitration award was confirmed by U.S. Courts. See PB Life & Annuity Co. v. Universal Life Ins. Co. (S.D.N.Y., July 30, 2020). In addition, the Company has obtained judgements against Mr. Lindberg, finding him legally responsible, in addition to PBLA, for the payment of the arbitration award. The Supreme Court of Bermuda appointed Deloitte LTD, Bermuda, as provisional receiver for the PBLA operations.

On August 30, 2022, the U.S. Securities and Exchange Commission (the “SEC”) filed a complaint in federal court in North Carolina charging Mr. Lindberg and others with defrauding clients in violation of the Investment Advisers Act of 1940. The Company is identified as one of PBLA’s clients.

On September 19, 2022, the Durham County Superior Court ordered a mediation process among all parties in controversy, the Bermuda companies, the North Carolina rehabilitator and the Owner and his entities. Settlement discussions started on November 2, 2022 and continue to date. Notwithstanding, on December 30, 2022 ULICO received a partial payment of $25 million.

Subsequently, an agreement was reached with the Owner for which the economic benefits of preferred stocks, plus accrued preferred returns, of AAPC, currently held in an independent trust for approximately $260 million, were assigned to ULICO. By the end of September 2023, ULICO received additional cash amounting to $11.1 million as part of the monetization efforts.

On July 15, 2024, the Durham County Superior Court granted ULICO a charging order of Owner’s economic interests in Global Growth Holdings LLC (GGH). Accordingly, any dividends or distributions that would have been or will be paid to the Owner shall be paid to ULICO.

On August 9, 2024, the Superior Court of Wake County granted ULICO’s motion and the Limited Receiver previously appointed will act as General Receiver with the authority to carry ULICO’s judgment of $524M into effect.

On November 1st, 2024, the Owner and the Department of Justice entered into a plea agreement whereby the Owner agreed to pay a full restitution to several insurance companies, including ULICO.

Management remains confident about a positive outcome derived from the combination of the disposition of assets in the trust, PBLA general account assets and its legal strategy to execute the guarantees provided under the reinsurance transaction. No impairment in the investment held by the Company is foreseen as of the date these financial statements are issued. Additional information on these matters continues to be included in the Notes to the Company’s statutory basis financial statements.

During September 2025, ULICO received approximately $83.9 million from the proceeds of a sale of an operating company that was executed as part of the restitution process. As of December 31, 2025, the value of the preferred stocks, plus accrued returns are approximately $330M.

Financial statements

The statutory basis financial statements of the Company and the Separate Account are in the SAI. These statutory basis financial statements of the Company have relevance to the contracts only to the extent that they bear upon the ability of the Company to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office at annuities@universalpr.com or by calling 787-706-7095.

Transfers of ownership, collateral assignments, loans and borrowing

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office. You may also add an owner to your contact if the new owner is younger than the original owner and your contract had only one owner when issued.

Following a change of ownership, the existing beneficiary designations will remain in effect until the new owner provides new designations.

In general, you cannot assign or transfer ownership of an IRA or QP contract. Loans are not available and you cannot assign IRA or QP contracts as security for a loan or other obligation.

Loans are not available under Universal VIA Generation Growth contracts.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third-party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted. You must indicate that you have not purchased, and will not purchase, any other NQ deferred annuity contract issued by us or our affiliates in the same calendar year that you purchase the contract. Collateral assignments are not available after any annuity payout is elected. Collateral assignments must be removed before an annuity payout is elected.

Following a collateral assignment, all withdrawals, distributions and payments are subject to the assignee’s prior approval and payment directions. We will follow such directions until the Company receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See “Tax information.”

Distribution of the contracts

The contracts are distributed by Universal Financial Services, Inc. (the “Distributor”). The Distributor serves as principal underwriter of Fortune VII Separate Account. The offering of the contracts is intended to be continuous.

The Distributor is an affiliate of the Company. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor also acts as distributor for other life and annuity products we issue.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributor or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see “Fee Table” and “Charges and Expenses.”

The Company pays compensation to selling broker-dealers based on contributions made on the contracts sold (“contribution-based compensation”). The contribution-based compensation will generally not exceed 7.0% of total contributions. Selling broker-dealers, in turn, may pay a portion of the contribution-based compensation received to the financial professional making the sale. The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers.

The Selling broker-dealer, not the Distributor, determines the compensation paid to the Selling broker-dealer’s financial professional for the sale of the contract. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

For Generation Growth ADV contracts:

With respect to Generation Growth ADV contracts, the Company does not pay commissions to the Financial Intermediary that sold you the contract and that provides advisory services with respect to your contract. This practice reflects the fact that such Financial Intermediaries already receive compensation, in the form of the advisory fee.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company’s products, the Distributor may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as “compensation enhancements”). The Distributor also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain of our contracts exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company’s contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker- dealers.

Appendix: Portfolio Companies Available Under the Contract

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://equitable-funds.com. You can request this information at no cost by calling 787-706-7095 or by sending an email request to annuities@universalpr.com

The current expenses and performance information below reflect fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

			Average Annual Total Returns
	Portfolio Company - Investment Adviser;	Current	(as of 12/31/2025)
Type	Sub Adviser(s), as applicable	Expenses	1 year	5 year	10 year
Asset Allocation	EQ/Goldman Sachs Moderate Growth Allocation Portfolio	1.24%	10.02%	5.02%	5.76%
Asset Allocation	EQ/All Asset Growth Allocation Portfolio	1.29%	17.18%	7.12%	8.28%
Asset Allocation	EQ/AB Dynamic Moderate Growth Portfolio	1.13%	13.46%	6.31%	6.12%
Asset Allocation	EQ/Goldman Sachs Growth Allocation Portfolio	1.29%	12.09%	7.29%	-
Asset Allocation	EQ/Conservative Allocation Portfolio	1.05%	7.48%	1.74%	3.11%
Asset Allocation	EQ/Moderate Allocation Portfolio	1.08%	10.20%	4.12%	5.77%
Asset Allocation	EQ/Moderate-Plus Allocation Portfolio	1.11%	11.50%	5.88%	7.67%
Asset Allocation	EQ/Aggressive Allocation Portfolio	1.15%	12.97%	7.79%	9.47%
Equity	1290 VT SmartBeta Equity ESG Portfolio	1.10%	13.95%	10.21%	10.74%
Equity	1290 VT Small Cap Value Portfolio	1.34%	6.11%	13.44%	11.19%
Equity	1290 VT Micro Cap Portfolio	1.34%	16.42%	4.31%	12.26%
Equity	EQ/American Century Mid Cap Value Portfolio	1.28%	8.72%	8.64%	-
Equity	EQ/FIDELITY INSTITUTIONAL AM Large Cap Portfolio	0.89%	18.34%	13.86%	-
Equity	EQ/Franklin Rising Dividends Portfolio	0.98%	11.84%	9.50%	-
Equity	EQ/MFS International Growth Portfolio	1.22%	20.90%	6.90%	9.61%
Equity	EQ/Emerging Markets Equity PLUS Portfolio	1.41%	33.46%	4.64%	7.73%
Equity	EQ/AB Small Cap Growth Portfolio	0.92%	9.21%	3.43%	10.10%
Equity	EQ/International Equity Index Portfolio	0.79%	31.53%	9.91%	8.07%
Equity	EQ/Equity 500 Index Portfolio	0.54%	17.23%	13.79%	14.15%
Equity	EQ/Large Cap Value Index Portfolio	0.74%	15.04%	10.52%	9.77%
Equity	EQ/Invesco Global Portfolio	1.25%	15.40%	6.95%	10.59%
Equity	EQ/JPMorgan Value Opportunities Portfolio	0.95%	15.40%	12.77%	12.08%
Equity	EQ/Small Company Index Portfolio	0.63%	12.57%	6.16%	9.44%
Equity	EQ/Large Cap Growth Index	0.71%	17.74%	14.51%	17.26%
Equity	1290 VT Socially Responsible Portfolio	0.90%	17.23%	13.04%	13.83%
Equity	EQ/Mid Cap Index Portfolio	0.70%	6.80%	8.42%	9.99%
Equity	EQ/Janus Enterprise Portfolio	1.04%	8.05%	7.06%	10.61%

			Average Annual Total Returns
	Portfolio Company - Investment Adviser;	Current	(as of 12/31/2025)
Type	Sub Adviser(s), as applicable	Expenses	1 year	5 year	10 year
Specialty	EQ/Invesco Global Real Assets Portfolio	1.16%	15.93%	7.11%	-
Specialty	EQ/Wellington Energy Portfolio	1.31%	12.17%	17.90%	-
Specialty	EQ/MFS Technology Portfolio	1.10%	16.24%	12.06%	-
Specialty	EQ/MFS Utilities Series Portfolio	1.15%	14.65%	7.33%	-
Specialty	EQ/T. Rowe Price Health Sciences Portfolio	1.37%	19.21%	3.62%	-
Specialty	1290 VT Natural Resources Portfolio	1.56%	28.04%	16.06%	9.42%
Specialty	1290 VT Real Estate Portfolio	1.39%	9.67%	2.69%	3.28%
Specialty	Multimanager Technology Portfolio	1.38%	25.87%	12.46%	19.41%
Fixed Income	EQ/PIMCO Total Return ESG Portfolio	0.95%	8.70%	-0.14%	-
Fixed Income	EQ/PIMCO Ultra Short Bond Portfolio	0.89%	4.47%	2.93%	2.32%
Fixed Income	1290 VT High Yield Bond Portfolio	1.10%	7.54%	3.92%	5.41%
Fixed Income	EQ/PIMCO Global Real Return Portfolio	3.04%	5.52%	-0.90%	2.48%
Fixed Income	EQ/Intermediate Government Bond Portfolio	0.68%	5.54%	0.30%	1.15%
Fixed Income	EQ/AB Short Duration Government Bond Portfolio	0.82%	4.17%	2.11%	1.56%
Cash/Cash Equivalent	EQ/Money Market Portfolio	0.67%	3.66%	2.79%	1.73%

Appendix: Rules Regarding Contributions To Your Contract

The following tables describes the contribution rules. For jointly-owned contracts, the maximum contribution ages specified in this appendix refer to the age of the older joint owner.

Contract Type	Non Qualified

	Generation Growth	Generation Growth ADV
Issue Ages	0-85	0-85
Minimum initial contribution amount	$10,000	$25,000
Minimum subsequent contribution amount (if permitted)	$100	$100
	$100 monthly under the automatic investment program
	$300 quarterly under the automatic investment program
Source of contributions	After-tax money paid to us by check or transfer of Contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

We also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Contract Type	Traditional IRA

	Generation Growth	Generation Growth ADV
Issue Ages	0-85	0-85
Minimum initial contribution amount	$7,000	$25,000
Minimum subsequent contribution amount (if permitted)	$100	$100
	$100 monthly under the automatic investment program
	$300 quarterly under the automatic investment program
Source of contributions	After-tax money paid to us by check or transfer of Contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

We also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Contract Type	Roth IRA

	Generation Growth	Generation Growth ADV
Issue Ages	0-85	0-85
Minimum initial contribution amount	$7,000	$25,000
Minimum subsequent contribution amount (if permitted)	$100
	$100 monthly under the automatic investment program
	$300 quarterly under the automatic investment program
Source of contributions	After-tax money paid to us by check or transfer of Contract value in a tax-deferred exchange under Section 1035 of the Internal Revenue Code.

We also reserve the right to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protected Benefit account at any time.

Universal VIA Generation Growth

Issued by

Universal Life Insurance Company

Metro Office Park, Street 1, Lot #10

Guaynabo, PR 00968

787-706-7095

This prospectus describes the important features of the contract and provides information about Universal Life Insurance Company (the “Company”, “we”, “our” and “us”).

We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about Universal VIA Generation Growth, the Company and Fortune VII Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available free of charge. To request a copy of the SAI, to ask about your contract, or to make other investor inquiries, please call 787-706-7095. The SAI is also available at our website at https://www.universallifepr.com/ULICOPortal/VIA.aspx.

We file periodic reports and other information about Universal VIA Generation Growth and Fortune VII Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Universal Life Generation Growth Series is issued by and is a registered service mark of
Universal Life Insurance Company (Universal). Distributed by Universal Financial Services, Inc.

Universal VIA Generation Growth Class/Contract Identifier: C000233582

Universal VIA Generation Growth ADV Class/Contract Identifier: C000233583

Part B.

Universal VIA Generation Growth A variable individual flexible premium deferred annuity contract Issued through: Fortune VII Separate Account Statement of Additional Information May 1, 2026	Universal Life Insurance Company PO Box 2145 San Juan PR 00922-2145 Or Metro Office Park Street 1, Lot 10 Guaynabo, Puerto Rico 00968

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the related Universal VIA Generation Growth series (“Universal VIA Growth”) Prospectus, dated May 1, 2026, which describes individual flexible purchase payment deferred variable annuity contracts issued through Universal Life Fortune VII Separate Account (“the Separate Account” or “Fortune VII Separate Account”). The series consists of Universal VIA Generation Growth and Universal VIA Generation Growth ADV contracts. That Prospectus provides detailed information concerning the contracts and the variable investment options underlying the contracts. Each variable investment option is a subaccount of the Separate Account. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus may be obtained free of charge by writing to our processing office at Metro Office Park, Street 1 Lot #10, Guaynabo, Puerto Rico 00968, by calling 787-706-7095, or by contacting your financial professional. The Prospectus and this SAI can also be obtained from the SEC’s website at www.sec.gov.

Statement of Additional Information

i

The Company

Universal Life Insurance Company (“Universal Life,” the “Company,” “we,” “our,” and “us”) is a stock life insurance company organized originally in 1993 as Eastern America Life Insurance Company under the laws of the Commonwealth of Puerto Rico, with its home office at Metro Office Park Street 1, Lot 10, Guaynabo, PR 00968. Universal Life is a provider of several insurance products: individual, group life, group disability, credit life, annuities & IRAs. It is admitted to do business for life, disability and variable insurance by the Office of Commissioner of Insurance in the Commonwealth of Puerto Rico.

Universal Life is a member of the Universal Group of companies that operate in Puerto Rico and the United States. Universal Life is a wholly-owned subsidiary of Universal Insurance Company, Inc. (“Universal”).

The Company established Fortune VII Separate Account on September 27, 2021, under applicable provisions of the Puerto Rico Insurance Code. We are the legal owner of all of the assets in the Separate Account and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The Separate Account is registered under the Investment Company Act of 1940 as a unit investment trust and is divided into sub-accounts. Each sub-account invests in shares of an underlying mutual fund portfolio.

Unit Values

Unit values are determined at the end of each valuation period for each of the annuity investment options. We may offer other annuity contracts and certificates which will have their own unit values for the annuity investment options. They may be different from the unit values for Universal VIA Growth®.

The unit value for an annuity investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by (ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

(	a	)	c
b

(a)	is the value of the annuity investment option’s shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)	is the value of the annuity investment option’s shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)	is the daily separate account charge relating to the contracts, multiplied by the number of calendar days in the valuation period.

Independent Registered Public Accounting Firm

The statutory basis financial statements for Universal Life Insurance Company as of December 31, 2025 and 2024, and the results of its operations for the years ended 2025, 2024, and 2023, and the financial statements of Fortune VII Separate Account as of December 31, 2025 and for the year then ended, and the financial highlights as of December 31, 2025, 2024 and for the period from February 21, 2023 to December 31, 2023, respectively, are included in the SAI in reliance on the reports of Grant Thornton Puerto Rico LLP, formerly known as Kevane Grant Thornton LLP, independent registered public accounting firm. Grant Thornton Puerto Rico LLP, provides independent audit services to Universal Life Insurance Company. Grant Thornton Puerto Rico LLP’s principal business address is 33 Calle Bolivia, Suite 400, San Juan, PR 00917, since their appointment on December 28, 2023.

1

Distribution of the Contracts

The contracts are distributed by Universal Financial Services, Inc. (“UFS” or “Distributor”). The Distributor serves as principal underwriter of Fortune VII Separate Account. The offering of the contracts is intended to be continuous.

UFS is an affiliate of the Company. The Distributor is under the common control of Universal Life Insurance Company. The Distributor’s principal business address is Metro Office Park, Street 1 Lot 10, Guaynabo, Puerto Rico 000968. The Distributor is registered with the SEC as an Investment Adviser and as a Broker Dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). UFS also acts as the distributor for other life and annuity products we issue.

Fortune VII Separate Account does not pay commissions to the Distributor.

Financial Statements

The financial statements of Fortune VII Separate Account are included herein. Additionally, the statutory basis financial statements of the Company, Universal Life Insurance Company, are also included herein and should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.

2

Statutory-Basis Financial Statements with

Report of Independent Certified Public Accountants

Universal Life Insurance Company

December 31, 2025 and 2024

Universal Life Insurance Company

Report of Independent Certified Public Accountants To the Board of Directors of Universal Life Insurance Company:

Opinion

We have audited the statutory-basis financial statements of Universal Life Insurance Company, which comprise the statements of admitted assets, liabilities, capital and surplus and other funds as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and other funds for the years ended December 31, 2025, 2024 and 2023, and cash flows for the years ended December 31, 2025 and 2024, and the related notes to the statutory-basis financial statements.

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the financial position of Universal Life Insurance Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended on the basis of accounting described in Note (1)(b).

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Universal Life Insurance Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of Universal Life Insurance Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note (1)(b) to the statutory-basis financial statements, Universal Life Insurance Company prepared these statutory-basis financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of Puerto Rico, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the statutory-basis financial statements of the variances between these statutory accounting practices described in Note (1)(b) and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Universal Life Insurance Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Universal Life Insurance Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Universal Life Insurance Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Grant Thronton Puerto Rico LLP

San Juan, Puerto Rico,

April 20, 2026.

Universal Life Insurance Company

Statutory-Basis Statements of Admitted Assets, Liabilities, Capital and Surplus and Other Funds

As of December 31, 2025 and 2024

	2025	2024
Admitted assets
Cash and invested assets:
Debt securities	$1,424,434,706	$1,403,227,738
Equity securities	204,836,874	203,055,544
Restricted investments	-	1,299,602
Cash and short-term investments	180,884,494	166,516,294
Receivable for securities	48,119	19,620
Other invested assets	27,315,159	34,318,831
Total cash and invested assets	1,837,519,352	1,808,437,629

Premiums due and unpaid	3,484,004	3,505,434
Accrued investment income	14,242,718	14,400,673
Reinsurance recoverable on paid losses and other	14,114,747	10,252,214
Receivable from parent, subsidiaries, and affiliates	100,001,623	52,582,023
Accounts receivable – other	188,533	219,801
Current federal and foreign income tax	864,842	909,997
Deferred income tax asset	244,751	541,273
Electronic data processing equipment and software:
Net of accumulated depreciation of $9,635,070 and $6,205,923 as of December 31, 2025 and 2024, respectively	1,262,654	2,335,124
Aggregate write-ins for other than invested assets	330,571,753	295,381,752
Separate account assets	371,067,344	357,792,825
Total admitted assets	$2,673,562,321	$2,546,358,745

Continued

The accompanying notes are an integral part of these statutory-basis statements.

Universal Life Insurance Company

Statutory-Basis Statements of Admitted Assets, Liabilities, Capital and Surplus and Other Funds

As of December 31, 2025 and 2024

	2025	2024
Liabilities, capital and surplus and other funds
Liabilities:
Policy liabilities:
Aggregate reserves for life, annuities, and accident and health policies and contracts	$982,540,742	$844,892,798
Unpaid policy and contract claims:
Life	3,385,392	3,682,935
Accident and health	1,347,849	1,300,288
Total policy liabilities	987,273,983	849,876,021

Reinsurance payable	26,855,592	27,061,573
Commissions due	1,511,565	1,387,100
Accrued expenses and other liabilities – net of expense allowances recognized in reserves of $(1,551,316) and $(1,622,728) as of December 31, 2025 and 2024, respectively	10,511,460	5,829,033
Payable to affiliates	1,250	1,981,576
Separate account liabilities	370,703,405	357,465,737
Funds held under reinsurance treaties	854,757,680	921,891,665
Borrowed money and interest	57,169,997	80,924,777
Payable for securities	4,724	5,004,052
Asset valuation reserve	25,829,345	26,972,927
Aggregate write-ins for liabilities	132,643,681	68,088,139
Total liabilities	2,467,262,682	2,346,482,600
Capital and surplus and other funds:
Common stock, $100 par value – authorized, 100,000 shares; issued and outstanding, 25,000 shares	2,500,000	2,500,000
Gross paid-in and contributed surplus	47,391,608	47,391,608
Unassigned funds – surplus	156,408,031	149,984,537
Total capital and surplus and other funds	206,299,639	199,876,145
Total liabilities, capital and surplus and other funds	$2,673,562,321	$2,546,358,745

The accompanying notes are an integral part of these statutory-basis statements.

Universal Life Insurance Company

Statutory-Basis Statements of Operations

Years Ended December 31, 2025, 2024 and 2023

	2025	2024	2023
Revenues:
Premiums and annuities considerations earned:
Premiums and annuities considerations written	$634,376,385	$622,266,861	$505,162,303
Premiums and annuities considerations assumed	435,335	400,750	333,114
Premiums and annuities considerations ceded	(449,067,527)	(450,313,478)	(351,804,293)
Net premiums and annuities considerations earned	185,744,193	172,354,133	153,691,124
Net investment income	88,184,700	90,746,193	85,389,883
Income from fees associated with investment management and administration of separate accounts	2,872,858	3,027,212	3,175,583
Commissions and expense allowance on reinsurance ceded	57,670,004	58,450,653	48,284,009
Other income	25,211,566	7,769,801	6,080,934
Total revenues	359,683,321	332,347,992	296,621,533

Losses and expenses:
Death, disability, and other benefits	91,769,267	83,191,526	109,775,948
Net increase in aggregate reserves for life, accident, and health policies and contracts	141,295,526	128,971,765	78,406,787
Commission expense	32,696,458	33,714,408	28,220,604
Other underwriting expenses	34,709,352	32,993,872	30,902,465
Aggregate write-ins for deductions	48,554,850	56,153,974	56,503,092
Total losses and expenses	349,025,453	335,025,545	303,808,896
Reserve adjustment on reinsurance ceded	(10,862,456)	(27,841,959)	(27,435,310)
Net transfers to separate accounts	21,786,057	48,123,628	45,609,328
Income before income taxes and net realized capital gains (losses)	21,581,469	17,604,116	10,986,655
Income taxes	120,813	642,861	1,737,296
Net realized capital (losses) gains - net of capital gains (losses) transferred to IMR, net of tax	(11,078,686)	(8,491)	(78,342)
Net income	$10,381,970	$16,952,764	$9,171,017

The accompanying notes are an integral part of these statutory-basis statements.

Universal Life Insurance Company

Statutory-Basis Statements of Changes in Capital and Surplus and Other Funds

Years Ended December 31, 2025, 2024 and 2023

		Gross
		Paid-in and	Unassigned
	Common	Contributed	Funds –
	Stock	Surplus	Surplus	Total
Balance – January 1, 2023	$2,500,000	$22,391,608	$117,208,065	$142,099,673
Net income	-	-	9,171,017	9,171,017
Changes in:
Unrealized capital gains, net of tax	-	-	1,830,022	1,830,022
Nonadmitted assets	-	-	(29,085,094)	(29,085,094)
Changes in surplus in separate accounts	-	-	(50,964)	(50,964)
Asset valuation reserve	-	-	(3,124,560)	(3,124,560)
Paid in Surplus	-	25,000,000	-	25,000,000
Dividend to stockholder	-	-	(8,500,000)	(8,500,000)
Balance – December 31, 2023	2,500,000	47,391,608	87,448,486	137,340,094

Net income	-	-	16,952,764	16,952,764
Changes in:
Unrealized capital gains, net of tax	-	-	982,471	982,471
Nonadmitted assets	-	-	41,372,544	41,372,544
Changes in surplus in separate accounts	-	-	228,372	228,372
Asset valuation reserve	-	-	8,999,900	8,999,900
Dividend to stockholder	-	-	(6,000,000)	(6,000,000)
Balance – December 31, 2024	$2,500,000	$47,391,608	$149,984,537	$199,876,145

Net income	-	-	10,381,970	10,381,970
Changes in:
Unrealized capital gains, net of tax	-	-	1,186,091	1,186,091
Nonadmitted assets	-	-	(325,000)	(325,000)
Changes in surplus in separate accounts	-	-	36,850	36,850
Asset valuation reserve	-	-	1,143,583	1,143,583
Dividend to stockholder	-	-	(6,000,000)	(6,000,000)
Balance – December 31, 2025	$2,500,000	$47,391,608	$156,408,031	$206,299,639

The accompanying notes are an integral part of these statutory-basis statements.

Universal Life Insurance Company

Statutory-Basis Statements of Cash Flows

Years Ended December 31, 2025 and 2024

	2025	2024
Cash flows from operating activities:
Premiums and annuities considerations collected – net of reinsurance	$244,477,322	$163,770,695
Investment income received	83,354,807	86,999,235
Miscellaneous income received	85,664,690	69,267,950
Death, disability, and other benefits paid	(135,353,236)	(157,063,410)
Net transfers from separate accounts	22,624,942	48,383,618
Federal and foreign income taxes paid	(201,243)	(282,539)
Commissions and other underwriting expenses paid	(114,988,537)	(121,308,588)
Net cash provided by operating activities	185,578,745	89,766,961

Cash flows from investing activities:
Proceeds from sales and redemptions of investments	228,199,542	281,152,746
Cost of investments acquired	(257,584,471)	(281,422,565)
Net cash used in investing activities	(29,384,929)	(269,819)

Cash flows from financing and miscellaneous sources:
Borrowed funds paid	(23,754,780)	(14,614,226)
Net deposits on deposit-type contracts and other insurance liabilities	162,299	(105,117)
Dividends paid	(6,000,000)	(6,000,000)
Other cash used	(112,233,135)	(86,850,842)
Net cash used in financing and miscellaneous sources	(141,825,616)	(107,570,185)

Net change in cash and short-term investments	14,368,200	(18,073,043)
Cash and short-term investments – beginning of year	166,516,294	184,589,337
Cash and short-term investments – end of year	$180,884,494	$166,516,294

The accompanying notes are an integral part of these statutory-basis statements.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

(1)	Organization and summary of significant accounting policies:

(a)	Organization and operations -

Universal Life Insurance Company (Universal Life or the Company) was incorporated on April 16, 1993, under the name of Eastern America Life Insurance Company and changed its name to Universal Life in 1997. During 2012, Universal Group, Inc. (UGI) transferred 100% of the Company’s outstanding common stock to Universal Insurance Company (the Parent Company or Universal Insurance), which is a wholly owned subsidiary of UGI. This transfer was approved by the Office of the Commissioner of Insurance of the Commonwealth of Puerto Rico (the Commissioner) on June 27, 2012.

Universal Life is engaged in the life, annuity, and accident and health insurance business, generating the majority of its business from annuities and life policies. Universal Life operates under the provisions of the Puerto Rico Insurance Code (the PR Insurance Code) and is subject to the regulations issued by the Commissioner.

(b)	Basis of accounting -

The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Commissioner, which vary in certain respects from U.S. generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) that do not conflict with the PR Insurance Code and administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

Accounting practices and procedures prescribed or permitted by the Commissioner comprise a comprehensive basis of accounting other than GAAP. The main significant differences with GAAP are as follows:

(i)	Under NAIC SAP, investments in debt securities are generally carried at amortized cost or at the lower of amortized cost or fair value depending on the NAIC rating designation, whereas under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

(ii)	Investments in redeemable preferred stock are generally carried at amortized cost or at the lower of amortized cost or fair value depending on the NAIC rating designation, whereas under GAAP, these preferred stocks are reported at fair value.

(iii)	Acquisition costs, such as commissions and other costs related to acquiring new business are expensed as incurred, while under GAAP, they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

(iv)	Statutory policy reserves are based on mortality and interest assumptions prescribed or permitted by statutes, without consideration of withdrawals. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, interest, and withdrawals. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain from operations under U.S. GAAP.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

(v)	Asset valuation reserves (AVR) and interest maintenance reserves (IMR) are established in the statutory-basis financial statements only.

(vi)	Assets are reported under statutory accounting principles at “admitted-asset” value and “nonadmitted” assets are excluded through a charge against surplus, while under GAAP, “nonadmitted assets” are reinstated to the balance sheet, at their net realizable value.

(vii)	Under NAIC SAP, reinsurance recoverable on unpaid losses is reported as a reduction of policy benefits and other insurance reserves, while under GAAP, they are reported as an asset.

(viii)	The statement of cash flows is presented in accordance with guidelines established by the NAIC SAP which reconcile cash, cash equivalents and short-term investments with maturity dates of one year or less at the time of acquisition, while under GAAP the statement of cash flows reconciles the corresponding captions of cash and cash equivalents with maturities of three months or less. Also, GAAP requires that cash flows activity be reported under the captions of operating, investing, and financing activities.

(ix)	Under NAIC SAP, deferred taxes are provided for differences between the statutory and tax bases of assets and liabilities with certain limitations as to the amount of deferred tax assets that may be reported as “admitted assets”, and changes in deferred taxes are recognized as a separate component in surplus, whereas under GAAP, a provision is made for differences between the financial reporting and tax bases of assets and liabilities, and changes in deferred taxes are generally recognized through current operations.

(x)	Comprehensive income and its components are not presented in the statutory-basis financial statements.

(xi)	Under NAIC SAP loans made by a reporting entity to its parent or principal owner shall be admitted if approval for the transaction has been obtained from the domiciliary commissioner and the loan or advance is determined to be collectible based on the parent or principal owner’s independent payment ability. However, as prescribed by the PR Insurance Code, it allows insurance companies to recognize such transactions without the requirement of approval as long as they fall below a threshold consisting of 3% of the insurer’s admitted assets as of the 31st day of December next preceding, according to Chapter 44, Section 4406 a), (2), (A), (ii).

(xii)	Under NAIC SAP, life insurance premiums are generally recognized as revenue when due from policyholders; whereas under GAAP, premiums are not presented as revenue; instead, amounts are included in policyholder account balances or insurance reserves, and profit is recognized over the coverage period as insurance services are provided.

The Commissioner requires that insurance companies domiciled in Puerto Rico prepare their statutory-basis financial statements in accordance with SAP subject to any deviations prescribed or permitted by the Commissioner. There is no difference between the Company’s net income as reported in the accompanying statutory-basis financial statements and NAIC SAP.

The years “2025”, “2024” and “2023” refer to the years ended December 31, 2025, 2024 and 2023, respectively.

In 2025, 2024 and 2023, the Company was in compliance with the Risk Based Capital (RBC) requirements and would have been in such compliance if it had not used the above prescribed practice.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

(c)	Use of estimates -

The preparation of statutory-basis financial statements in conformity with accounting principles prescribed or permitted by the Commissioner requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d)	Investments -

On January 1, 2025, the Company adopted revisions to SSAP No. 26 “Bond”, to incorporate a principle-based bond definition. Revisions were also made to SSAP No. 43 “Asset Backed Securities” and SSAP No. 21 “Other Admitted Assets”. The revised definition includes criteria that must be met in order for a debt instrument to be reported as a bond, classified as either an issuer credit obligation or asset-backed security. This shift aims to enhance the accuracy of bond classifications, ensuring they reflect the true nature of financial instruments held by insurers. The adoption of this guidance had no material impact to these statutory financial statements.

Issuer credit obligations are stated at amortized cost and any premium or discount is amortized to income using the effective interest method. Issuer credit obligations in or near default (NAIC designation 6) are stated at the lower of amortized cost or fair value.

Asset backed securities (ABS) are stated at amortized cost and any premium or discount is amortized to income using the effective interest method, including anticipated prepayments at the date of purchase. ABS in or near default (NAIC designation 6) are stated at the lower of amortized cost or fair value. Changes in prepayment speeds and estimated cash flows from the original purchase assumptions are evaluated quarterly. For high-credit quality ABS (those rated AA or above at the date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the security are adjusted to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to investment income in accordance with the retrospective method. The prospective-yield method is used for securities that are not of high-credit quality and for securities that have potential for loss of a portion of the original investments.

Unaffiliated common stocks are carried at fair value. The change in fair value is recorded as a change in net unrealized capital gains (losses), a component of unassigned funds-surplus. Redeemable preferred stocks are carried at cost, except for those rated NAIC designation 4 or lower which are carried at fair value. Perpetual preferred stock is stated at fair value.

Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost, which approximates fair value.

Investment income consists primarily of interest and dividends. Interest is recognized on the accrual basis and dividends are recorded as earned at the ex-dividend date. Investment income is reduced for amounts which have been determined to be uncollectible. Realized capital gains and losses are determined on the specific identification basis and are recorded in earnings.

Declines in the fair value of invested assets below cost are evaluated for other-than-temporary impairment (OTTI) losses on a quarterly basis. Impairment losses for declines in fair value of debt and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized when appropriate in accordance with NAIC SAP and related guidance. For debt securities other than ABS with unrealized losses due to market conditions or industry-related events where the Company has the positive intent and ability to hold the investment for a period of time sufficient to allow a market recovery or to maturity, declines in fair value below amortized cost are assumed to be temporary.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

When an issuer credit obligation, preferred stock, or common stock is deemed to be OTTI, the difference between the investments’ amortized cost and its fair value is recognized as a net realized capital loss and reported in net income.

The new cost basis of an impaired security is not adjusted for subsequent increases in fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into investment income in future periods based on the prospective changes in cash flow estimates to reflect adjustments to the effective yield.

An OTTI loss on ABS is recognized in net income when it is anticipated that the amortized cost will not be recovered. The entire difference between the ABS’s amortized cost and its fair value is recognized in net income only when the Company (a) has the intent to sell the security or (b) it does not have the intent and ability to hold the security to recovery. If neither of these two conditions exists, a realized loss would be recognized in net income for the difference between the amortized cost basis of the security and the net present value of projected future cash flows expected to be collected. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the ABS prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer, credit enhancements, and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the issuer of fixed-income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

(e)	Separate accounts -

The Company has established nonguaranteed separate accounts with varying investment objectives, which are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate account assets are invested in underlying mutual funds and are stated at fair value. The liability for nonguaranteed separate accounts represents contract holders’ interest in the separate account assets, including accumulated net investment income and realized and unrealized gain and losses on those assets.

Purchase payments or transfers allocated to subaccounts are accounted for in accumulation unit values (AUV). AUV are determined by calculating the net investment factor for the underlying mutual funds in the applicable subaccount for the current valuation period and multiplying that result with the AUV determined on the previous valuation period. Universal Life uses the net investment factor as a way to calculate the investment performance of subaccounts from valuation period to valuation period. Gains and losses realized and unrealized are recorded as net investment income in the separate accounts’ financial statements.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Net transfers to separate accounts consist of funds received from policyholders, less surrenders and/or withdrawals, and the change in the expense allowance. The reserve adjustments on reinsurance ceded consists of the reinsurance effect of the funds received from policyholders, less surrenders, and/or withdrawals.

(f)	Premiums and annuities considerations and related commissions -

Life premiums are recognized as income over the premium-paying period of the related policies. Accident and health premiums are earned ratably over the terms of the related insurance contracts or policies. Annuity considerations are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs, such as sales commissions, are charged to operations as incurred.

(g)	Aggregate reserves for life, annuities, and accident and health policies and contracts -

The credit life aggregate reserve is computed using the following valuation tables and interests:

Effective Year	Valuation Table and Interest
2012-2013	120% 2001 CSO 3.75% ALB
2014	120% 2001 CSO 4.00% ALB
2015-2016	120% 2001 CSO 3.75% ALB
2017-2018	120% 2001 CSO 3.50% ALB
2019	120% 2001 CSO 3.75% ALB
2020	120% 2001 CSO 3.25% ALB
2021	120% 2001 CSO 3.00% ALB
2022	120% 2001 CSO 3.25% ALB
2023	120% 2001 CSO 4.25% ALB
2024-2025	120% 2001 CSO 4.50% ALB

The reserve for credit disability is calculated using the mean of the “pro rata” and the Rule of 78. Policy reserves for group life and accident and health insurance include claim reserves and unearned premiums.

For ordinary life products the aggregate reserves are computed using the following valuation tables and interests:

Valuation Table and Interest
2006-2012	100% 2001 CSO (4.00% - 4.50%) ANB CRVM
2013-2020	100% 2001 CSO (3.50% - 3.75%) ANB CRVM
2021-2024	100% 2001 CSO (3.00% - 3.25%) ANB CRVM
2025	100% 2001 CSO (3.50% - 3.75%) ANB CRVM

Annuity reserves are based on statutory mortality, morbidity and interest requirements, without consideration of future withdrawals. Virtually all annuity reserves are calculated on the modified-reserve basis, which partially offsets the effect of immediately charging policy acquisition costs for commission expense. Annuity reserves are computed using assumed interest and valuation methods that will provide, in aggregate, reserves that are greater than the minimum valuation required by law and the guaranteed policy cash values.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Reserves for fixed and equity deferred annuities are based on the A2000 mortality table gender distinct and Commissioners’ Annuity Reserve Valuation Method (“CARVM”) with assumed interest rates ranging from 3.00% to 5.00%.

Reserves for group annuities are based on discounting the monthly benefits at prescribed interest rates ranging from 3.00% to 5.25% and applying the 1994 group annuity reserving mortality table which includes projection scale AA.

(h)	Reinsurance -

Universal Life seeks to reduce the loss that may arise from catastrophic or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with reinsurers. Amounts recoverable from reinsurance are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company is not relieved of its primary obligation to the policyholder in a reinsurance transaction.

(i)	Unpaid policy and contract claims -

The liabilities for unpaid policy and contract claims are based on case-basis estimates for reported claims, and on estimates, based on experience, for incurred but not reported claims and claim expenses. Such liabilities are necessarily based on estimates and, while management believes that the amount is adequate, the ultimate liability may be in excess of or less than the amounts provided. Such estimates are periodically reevaluated and any adjustments, as subsequently determined, are reflected in the current period’s operations.

(j)	Asset valuation reserve (AVR) and Interest maintenance reserve (IMR) -

Universal Life established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on Universal Life’s holding of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added, or charged to the AVR. The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments, which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the original investment.

(k)	Electronic data processing equipment and software -

Electronic data processing equipment is carried at cost, less accumulated depreciation using the straight-line method over the estimated useful lives of the assets, which have been established at three years. Depreciation and amortization expense related to electronic data processing equipment and software amounted to $3,429,147, $1,222,173 and $1,141,572 for the years ended December 31, 2025, 2024 and 2023, respectively, and are included within other underwriting expense in the accompanying statutory-basis statements of operations.

(l)	Guaranty fund assessments -

Pursuant to the PR Insurance Code, Universal Life is a member of the Puerto Rico Insurance Guaranty Association for Life, Disability, and Health Insurance. As a member, Universal Life is required to provide funds for the settlement of claims and reimbursement of unearned premiums of insurance policies issued by insolvent insurance companies. Universal Life accrues guaranty fund assessments when it is probable that an assessment liability has been incurred and the amount of loss can be reasonably estimated. During 2025, 2024 and 2023 no assessments or accrual for possible future assessments were made.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

(m)	Fair values of financial instruments -

The following methods and assumptions were used by Universal Life in estimating the fair values of financial instruments:

Debt and Equity Securities – The fair values for debt and equity securities are obtained using the NAIC Purposes and Procedures Securities Valuation Office Manual, and the designation assigned in the NAIC Valuation of Securities product prepared by the NAIC Securities Valuation Office (SVO). For debt and equity securities not valued by the NAIC SVO, fair values are based upon quoted prices, if available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques, such as discounted cash flow methodologies, adjusted for the security’s credit rating, prepayment assumptions, and other factors, such as credit loss assumptions.

Restricted Investment and Cash and Short-Term Investments – The carrying amounts for these instruments approximate their fair values given their short-term maturity.

Securities Sold under Agreements to Repurchase – The carrying amounts of these instruments approximate their fair values due to their short-term nature and type of collateral structure provided as part of the agreement.

(2)	Investment securities:

The amortized cost, gross unrealized gains, gross unrealized losses, and fair value of investment securities as of December 31, 2025 and 2024 are as follows:

	2025
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Description of securities	Cost	Gains	Losses	Value
Debt securities – bonds and notes:
Issuer credit obligations	$867,483,126	$6,307,992	$63,353,435	$810,437,683
Asset-backed securities	561,084,011	4,800,414	57,057,286	508,827,139
Total debt securities	1,428,567,137	11,108,406	120,410,721	1,319,264,822
Equity securities:
Mutual funds	9,547,101	406,832	352,763	9,601,170
Common stocks	10,074,285	7,038,116	284,054	16,828,347
Preferred stocks	191,977,249	1,233,878	14,825,971	178,385,156
Total equity securities	211,598,635	8,678,826	15,462,788	204,814,673
Total	$1,640,165,772	$19,787,232	$135,873,509	$1,524,079,495

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

	2024
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Description of securities	Cost	Gains	Losses	Value
Debt securities – bonds and notes:
Issuer credit obligations	$787,676,539	$1,801,027	$79,032,069	$710,445,497
Asset-backed securities	620,171,413	1,780,193	68,844,426	553,107,180
Total debt securities	1,407,847,952	3,581,220	147,876,495	1,263,552,677
Equity securities:
Mutual funds	6,910,837	174	627,206	6,283,805
Common stocks	6,699,582	5,761,185	31,351	12,429,416
Preferred stocks	198,755,689	1,222,112	15,793,784	184,184,017
Total equity securities	212,366,108	6,983,471	16,452,341	202,897,238
Total	$1,620,214,060	$10,564,691	$164,328,836	$1,466,449,915

The fair value and gross unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as of December 31, 2025 and 2024 are as follows:

	2025
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of Securities	Value	Losses	Value	Losses	Value	Losses
Debt securities – bonds and notes:
Issuer credit obligations	$114,119,018	$2,202,946	$414,421,293	$61,150,489	$528,540,311	$63,353,435
Asset-backed securities	35,503,655	866,616	265,595,603	56,190,670	301,099,258	57,057,286
Total debt securities	149,622,673	3,069,562	680,016,896	117,341,159	829,639,569	120,410,721
Equity securities – mutual funds	3,435,913	95,099	770,903	257,664	4,206,816	352,763
Equity securities – common stocks	1,190,419	284,054	-	-	1,190,419	284,054
Equity securities – preferred stocks	37,955,492	1,013,114	108,116,519	13,812,857	146,072,011	14,825,971
Total	$192,204,497	$4,461,829	$788,904,318	$131,411,680	$981,108,815	$135,873,509

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

	2024
	Less than 12 Months		12 Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Description of Securities	Value	Losses	Value	Losses	Value	Losses
Debt securities – bonds and notes:
Issuer credit obligations	$147,057,976	$4,279,640	$465,389,529	$74,752,429	$612,447,505	$79,032,069
Asset-backed securities	119,310,339	2,233,005	295,205,637	66,611,421	414,515,976	68,844,426
Total debt securities	266,368,315	6,512,645	760,595,166	141,363,850	1,026,963,481	147,876,495
Equity securities – mutual funds	2,693,115	80,163	3,246,702	547,043	5,939,817	627,206
Equity securities – common stocks	318,233	31,351	-	-	318,233	31,351
Equity securities – preferred stocks	26,931,815	931,755	122,022,269	14,862,029	148,954,084	15,793,784
Total	$296,311,478	$7,555,914	$885,864,137	$156,772,922	$1,182,175,615	$164,328,836

The number of individual securities that have been in a continuous loss position, by investment category and by length of time, as of December 31, 2025 and 2024, are as follows:

	2025			2024
	Less than	12 Months		Less than	12 Months
Description of Securities	12 Months	or Greater	Total	12 Months	or Greater	Total
Debt securities – bonds and notes:
U.S. government and its agencies and authorities	7	41	48	21	79	100
States, municipalities, and political subdivisions	59	250	309	65	279	344
Industrial and miscellaneous	34	211	245	67	238	305
Asset-backed securities	18	200	218	56	214	270
Total debt securities	118	702	820	209	810	1,019
Equity securities – mutual funds	25	3	28	24	23	47
Equity securities – common stocks	6	0	6	1	0	1
Equity securities – preferred stocks	14	87	101	9	95	104
Total	163	792	955	243	928	1,171

In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not recognize an impairment since it has the ability and intent to hold these investments until recovery.

The Company recorded OTTI losses on equity securities amounting to $39,750 and $39,300 during 2024, and 2023, respectively.

The Company recorded OTTI losses on debt securities amounting to $34,753 and $535,390 during 2024 and 2023, respectively. There was no OTTI on debt and equity securities recorded during the year ended December 31, 2025.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

The Company invested funds in certain collateralized notes receivable and surplus notes, which are recorded at carrying value and presented within other invested assets in the accompanying statement of admitted assets, liabilities, capital and surplus and other funds. During 2025, the Company recorded OTTI losses on other invested assets amounting to $11,551,727, presented in net realized capital gains and losses in the statutory statements of operations. There were no OTTI losses recorded on 2024 or 2023.

The table below presents a rollforward of the cumulative credit loss component of the OTTI loss recognized in earnings on investments and other invested assets still held by the Company at December 31, 2025, 2024 and 2023:

	2025	2024	2023
Balance – beginning of year	$764,349	$689,846	$115,156
Impairment – OTTI recognized on securities not previously impaired	11,551,727	-	535,390
Additional impairment – OTTI recognized on securities previously impaired	-	74,503	39,300
Reduction – due to sales (or maturities, pay downs, or prepayments) during the period of securities previously OTTI	(764,349)	-	-
Balance – end of year	$11,551,727	$764,349	$689,846

The amortized cost and fair value of investment securities with fixed maturities at December 31, 2025, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
Investments Maturing Within	Cost	Value
One year	$58,957,722	$58,811,492
After one to five years	206,562,504	204,417,607
After five to ten years	184,483,756	181,079,326
Ten years and over	415,028,626	364,079,807
No maturity	2,450,518	2,049,451
Asset-backed securities	561,084,011	508,827,139
Total	$1,428,567,137	$1,319,264,822

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Net investment income for the years ended December 31, 2025, 2024 and 2023 is summarized as follows:

	2025	2024	2023
Debt securities	$71,619,705	$73,376,102	$68,290,533
Equity securities	10,416,439	13,202,904	14,140,797
Other invested assets	1,467,252	1,080,632	171,550
Interest-bearing deposits	32,650	1,656	26,143
IMR amortization	(98,757)	(245,590)	(45,924)
Investment income recognized as a result of prepayment penalties	13,363	131,738	-
Other	4,734,048	3,198,751	2,806,784
Total	$88,184,700	$90,746,193	$85,389,883

Proceeds from the sale of investments and realized capital gains and losses - net of capital gains tax and transfers to IMR for the years ended December 31, 2025, 2024 and 2023 were as follows:

	2025	2024	2023
Proceeds from sales	$113,068,699	$287,193,505	$139,275,742

Gross realized capital gains	$1,455,464	$484,942	$30,580,545
Gross realized capital losses	(2,080,138)	(5,986,721)	(5,932,471)
OTTI	(11,551,727)	(74,503)	(574,690)
AVR gains (losses) ceded to reinsurer	1,319,395	5,305,642	(24,540,582)
Transfer to IMR	(96,692)	290,324	426,799
Net realized capital gains (losses)	(10,953,698)	19,684	(40,399)
Less capital gains tax:
Provision for capital losses income taxes	(119,553)	(1,089,871)	(1,106,721)
Capital gains tax transferred to IMR	244,541	1,118,046	1,144,664
Capital gains tax – net	124,988	28,175	37,943
Net realized capital losses – net of capital gains tax	$(11,078,686)	$(8,491)	$(78,342)

As of December 31, 2025 and 2024, the Company’s restricted assets were as follows:

Description of Securities	2025	2024
Debt securities:
Short-term investments – deposited with the Commissioner	$1,594,460	$1,594,460
Funds withheld under reinsurance contracts	$854,757,680	$921,891,665
Separate accounts assets held under modified coinsurance contracts	$371,067,344	$357,792,825

The Company’s restricted assets in short-term investments are restricted under the provision of the PR Insurance Code and are deposited with the Commissioner.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

(3)	Borrowed money and interest:

The Company uses margin accounts to enhance investment portfolio income through leverage strategies and to access short-term funding. The margin account balance amounted to $0 as of December 31, 2025 and 2024, respectively. This account was used to fund intercompany short-term notes. Funding cost of the margin account was 4.88%, 6.04% and 6.06% during 2025, 2024 and 2023, respectively, which was calculated on the daily balance.

On December 9, 2022, the Company entered into a $30,000,000 revolving credit facility with an original maturity date of November 1, 2023. The credit facility has been continuously amended for additional extension of maturity date, with the latest current maturity of May 16, 2026. Under the revolving credit facility, interest is payable in arrears on a monthly basis, calculated based on the Secured Overnight Financing Rate (SOFR) in effect on the first day of each calendar month plus 2.5% on the basis of a year of 360 days and for the number of actual days elapsed. The Company had an outstanding balance under this revolving credit facility of $29,842,000 and $22,930,000 as of December 31, 2025 and 2024, respectively. The credit facility was collateralized by investment securities in the amount of $43,807,113 and $45,765,472 as of December 31, 2025 and 2024, respectively. The credit facility contains various affirmative and negative covenants, including financial and nonfinancial covenants. At December 31, 2025 and 2024, the Company was in compliance with financial covenants. Total interest incurred related to this revolving credit facility for the years ended December 31, 2025, 2024 and 2023 amounted to $1,382,641, $1,700,667 and $1,541,527, respectively.

(4)	Securities sold under agreements to repurchase:

The Company entered into bilateral repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for the overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

Securities sold under agreements to repurchase (repurchase agreements) amounted to $27,300,000 and $57,908,388 as of December 31, 2025 and 2024, respectively. The borrowings bear interest at a range from 3.95% to 4.88% and 4.75% to 5.88% in 2025 and 2024, respectively. These borrowings generally mature within 30 days to 90 days from the transaction date. These amounts are included within borrowed money and interest in the accompanying statutory-basis statements of admitted assets, liabilities, capital and surplus and other funds.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Additional information related to repurchase agreements as of December 31, 2025 and 2024, were as follows:

	2025	2024
Maximum aggregate balance of repurchase agreements outstanding during the year	$67,181,965	$57,908,388
Repurchase agreement balance at year end	$27,300,000	$57,908,388
Securities underlying repurchase agreements:
U.S. Government and its agencies and authorities carrying value of underlying collateral	$28,115,387	$62,182,879
Fair value of underlying collateral	$27,940,822	$60,607,121

Accrued interest as of December 31, 2025 and 2024 amounted to $27,997 and $86,389, respectively.

Universal Life may be required to provide additional collateral based on the fair value of the underlying securities.

(5)	Related-party transactions:

The Company is a member of a group of affiliated companies. The Company has significant transactions with members of the affiliated group at terms arranged by management of the affiliated group, and accordingly, the statutory basis financial statements may not necessarily be indicative of the condition that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

In the normal course of business, related entities provide management and other services to Universal Life. Universal Life also reimburses related entities for expenses incurred on its behalf. The following are the transactions with related parties:

On March 1, 2007, the Company entered into an agreement with Universal Financial Services, Inc. (UFS) to provide the following services:

●	Investment advisory services: Fees for investment advisory services provided by UFS during the years ended December 31, 2025, 2024 and 2023 amounted to $333,168, $353,864 and $382,706, respectively.

●	Sale of variable annuity products: Commission expenses charged by UFS for the sale of variable annuity products during the years ended December 31, 2025, 2024 and 2023, amounted to $14,702, $15,996 and $28,734, respectively.

Annually, the Company enters into an administrative services agreement with UFS. During 2025, 2024 and 2023, the Company charged fees to UFS for these services amounted to $174,957, $166,076 and $215,400.

The Company issued short-term notes receivable from UGI and Universal Finance, Inc., bearing interest based on the Secured Overnight Financing Rate (SOFR) plus 2.5% on the basis of a year of 360 days and for the number of actual days elapsed, plus servicing fees of 0.125%. Interest rates as of December 31, 2025 and 2024 were 3.69% and 4.33%, respectively. These short-term notes receivable mature between April and December 2026 and are presented within receivable from parent, subsidiaries, and affiliates within the accompanying statutory-basis statement of admitted assets, liabilities, capital and surplus and other funds. Total interests earned during the year ended December 31, 2025, 2024, and 2023 amounted to $1,118,505, $951,599 and $1,133,939, respectively.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

These transactions did not exceed the threshold established in Chapter 44, Section 4406 a), (2), (A), (ii) of the PR Insurance Code.

The amounts due to and from related entities as of December 31, 2025 and 2024 were as follows:

	2025	2024
Due from:
Universal Finance, Inc.	$31,110,779	$5,193,535
Universal Insurance Company	1,255,888	-
Point Guard Insurance Company, Inc.	726	726
Universal Financial Services, Inc.	13,233	-
Universal Group, Inc.	67,620,997	47,387,762
Total	$100,001,623	$52,582,023

Due to:
Universal Finance, Inc.	$1,250	$-
Universal Insurance Company	-	1,684,288
Universal Financial Services, Inc.	-	7,145
Universal Group, Inc.	-	290,143
Total	$1,250	$1,981,576

(6)	Reinsurance:

Universal Life cedes risks to reinsurers under various agreements, which cover mostly annuities, life, accident, and health insurance risks. The Company does not carry reinsurance for its credit life business. These reinsurance arrangements provide greater diversification of business and minimize the Company’s exposure arising from large or volume-related risks, although they do not discharge the primary liability of Universal Life as direct insurer of the ceded risks. Universal Life evaluates the financial strength of reinsurers and continually monitors the financial condition of reinsurers. At December 31, 2025 and 2024, reinsurance recoverable on paid losses associated with the largest single reinsurer amounted to approximately $199,750 and $163,000, respectively.

Effective January 1, 2006, the Company entered into an agreement to reinsure individual term-life coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $500,000.

Effective March 1, 2007, the Company entered into an agreement to reinsure 60% of the variable deferred annuities. The form of reinsurance is on a modified coinsurance basis.

Effective March 1, 2008, the Company entered into an agreement to reinsure group life and group accidental death and dismemberment coverage. The form of reinsurance is on an excess of loss basis with retention of the first $25,000 and ceded up to $500,000 on an automatic basis. Effective May 1, 2020, the Company amended the reinsurance agreement to increase retention amount to $50,000 and ceded up to $950,000 on an automatic basis. In May 2025, the contract was terminated and the reinsured business was transferred to new reinsurer. No gain or loss resulted from this transaction.

Effective April 13, 2009, the Company entered into an agreement to reinsure individual simplified issue term-life coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $250,000 on an automatic basis and a minimum ceded amount of $5,000.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Effective August 1, 2013, the Company entered into a catastrophe coverage reinsurance agreement. The form of reinsurance is on an excess of loss basis with retention of the first $200,000 per loss occurrence and ceded up to a maximum of $100,000 per covered life and $2,500,000 per catastrophe.

Effective January 1, 2015, the Company entered into an agreement to reinsure new business of individual term-life coverage. The form of reinsurance is on a coinsurance basis with retention of the first $50,000 and ceded up to $500,000. Effective January 1, 2016, the Company amended the reinsurance agreement to increase retention amount to $100,000.

Effective January 1, 2015, the Company entered into an agreement to reinsure new business of individual simplified issue term-life coverage. The form of reinsurance is on a coinsurance basis with retention of the first $50,000 and ceded up to $250,000 on an automatic basis and a minimum exceeded amount of $5,000. Effective January 1, 2016, the Company amended the reinsurance agreement to increase retention amount to $100,000.

Effective April 1, 2017, the Company entered into a coinsurance agreement to reinsure fixed income deferred annuities. The form of reinsurance is quota share basis with retention of 25% of all policies in-force and new business since the effective date of the reinsurance contract. As part of this agreement, the Company transferred approximately $491 million of assets related to the preexisting in-force block of business to a Reserve Credit Trust and an additional $37 million of funds related to new business. The cash surrender value of the in-force block reinsured at April 1, 2017 amounted to $491,982,971. The coinsurance agreement contained a one-time fee payable by the reinsurer to the Company which was initially recorded as direct write-in to surplus and amortized to operations as earnings emerged from the business reinsured. At December 31, 2021 the one-time fee was fully amortized.

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer as defined in Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2025 and 2024, the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the Company to receive reinsurance credit. The reinsurance contract provides for a five (5%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective May 31, 2019, the Company stopped ceding new business under this reinsurance agreement, as the reinsurer is in default of its reinsurance obligations. Total reserves ceded by the Company under this reinsurance agreement as of December 31, 2025 and 2024 amounted to $276,098,761 and $311,143,692, respectively. Refer to Note (18) for further details.

Effective October 1, 2018, the Company entered into an agreement to reinsure 75% of the principal and 100% of the interest payment portion of the equity-indexed deferred annuities. The form of reinsurance is a coinsurance agreement with a funds withheld structure. As part of this agreement, the Company transferred approximately $453 million of assets related to the preexisting in-force block of business to a Reserve Credit Trust. The cash surrender value of the in-force block reinsured at October 1, 2018 amounted to $453,323,304. The coinsurance agreement contained a one-time fee payable by the reinsurer to the Company which was initially recorded as direct write-in to surplus and amortized to operations as earnings emerged from the business reinsured. At December 31, 2019, the one-time fee was fully amortized.

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer in compliance with Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2025 and 2024 the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the Company to receive reinsurance credit. The reinsurance contract provides for a five (5%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Effective January 1, 2018, the Company entered into a reinsurance agreement to assume business of group life coverage. The form of reinsurance is on a coinsurance basis with 50% quota share to a maximum of $30,000 retention by the cedant company.

Effective August 1, 2019, the Company entered into an agreement to reinsure long-term disability and short-term disability coverage. The form of reinsurance is on a quota-share basis with retention of 25% of the contractual liability and 75% ceded, as amended, a new quota share is effective with retention of 40% of the contractual liability and 60% ceded for all short-term disability coverage.

Effective January 1, 2020, the Company entered into a coinsurance agreement to reinsure fixed income deferred annuities. The form of reinsurance is quota share basis with retention of 25% of all new business since the effective date of the reinsurance contract.

Effective January 1, 2022, the Company entered into an agreement to reinsure 75% of the principal and 100% of the interest payment portion of the equity-indexed deferred annuities. The form of reinsurance is a coinsurance agreement.

The reinsurance company that is party to this coinsurance agreement is an unauthorized reinsurer as defined in Rule 98 of the Insurance Code of Puerto Rico, whereby the reinsurer will be required to maintain, as collateral, qualified investments in compliance with the investments guidance as set forth in the reinsurance contract. In accordance to these requirements, the parties entered into a Reinsurance Trust and Custodian Agreements for the benefit of the Company. At December 31, 2025 and 2024, the assets held in the trusts and/or the amounts contractually owed to the reinsurer exceeded statutory reserve requirements, which allowed the Company to receive reinsurance credit. The reinsurance contract provides for a two (2%) requirement of assets in excess statutory reserves to protect the Company from unforeseen declines in value of the assets held in the trusts.

Effective January 1, 2023, the Company entered into an agreement to reinsure 70% of the variable generation growth investment annuities. The form of reinsurance is a modified coinsurance agreement.

Effective May 1, 2025, the Company entered into an agreement to reinsure group life and group accidental death and dismemberment coverage. The form of reinsurance is on an excess of loss basis with retention of the first $50,000 and ceded up to $950,000 on an automatic basis.

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverable are appropriately established.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

The Company’s reinsurance ceded amounts reduced certain items in the accompanying statutory-basis financial statements by the following amounts:

	2025	2024	2023
Statutory-basis statements of admitted assets, liabilities, and capital and surplus:
Reinsurance recoverable on paid losses and other	$14,114,747	$10,252,214	$151,917,856
Aggregate reserves ceded	$2,939,573,349	$2,567,778,155	$2,178,301,172
Unpaid policy and contract claims ceded	$3,236,864	$3,246,232	$3,325,213
Reinsurance payable	$26,855,592	$27,061,573	$29,610,284
Funds withheld from reinsurer	$854,757,680	$921,891,665	$1,004,250,005
Statutory-basis statements of income:
Premiums ceded	$449,067,527	$450,313,478	$351,804,293
Death, disability, and other benefits ceded	$2,882,760	$2,130,159	$3,858,119
Commissions and expense allowances on reinsurance ceded	$57,670,004	$58,450,653	$48,284,009
Change in expense allowance ceded	$203,934	$(434,996)	$(776,394)
Reserve adjustment on reinsurance ceded	$10,862,456	$27,841,959	$(27,435,310)
Aggregate write ins for deductions	$48,554,850	$56,153,974	$56,503,092

(7)	Policy liabilities:

Aggregate reserves for life, annuities, and accident and health policies and contracts and related insurance in force as of December 31, 2025 and 2024 are summarized as follows:

	Aggregate Reserves		Life Insurance In-force
	2025	2024	2025	2024
Life insurance	$15,155,503	$15,300,302	$4,221,342,997	$4,012,799,992
Annuities subject to discretionary withdrawal	945,019,098	821,545,864
Annuities not subject to discretionary withdrawal	20,987,589	6,688,161
Accident and health policies	1,378,552	1,358,471
Total	$982,540,742	$844,892,798

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

The Company’s annuity reserves as of December 31, 2025 and 2024 are summarized as follows:

	2025
	Gross	Ceded	Net
Type of annuity:
Fixed annuities	$1,502,228,809	$1,116,756,703	$385,472,106
Equity-indexed annuities	2,341,978,751	1,782,341,759	559,636,992
Immediate group annuities	54,584,930	33,749,379	20,835,551
Payout group annuities	608,151	456,113	152,038
Guarantees on variable annuities	131,125	131,125	-
Total aggregate reserve for annuities	3,899,531,766	2,933,435,079	966,096,687

Variable annuities actuarial reserve	365,521,582	218,501,173	147,020,409
Total	$4,265,053,348	$3,151,936,252	$1,113,117,096

	2024
	Gross	Ceded	Net
Type of annuity:
Fixed annuities	$1,213,656,851	$903,328,620	$310,328,231
Equity-indexed annuities	2,149,692,908	1,638,475,275	511,217,633
Immediate group annuities	26,752,645	20,064,484	6,688,161
Guarantees on variable annuities	198,343	198,343	-
Total aggregate reserve for annuities	3,390,300,747	2,562,066,722	828,234,025

Variable annuities actuarial reserve	352,428,654	208,348,340	144,080,314
Total	$3,742,729,401	$2,770,415,062	$972,314,339

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

The Company’s annuity reserves that are subject to discretionary withdrawal (with or without adjustment) as of December 31, 2025 and 2024 are summarized as follows:

	2025
		Separate
	General	Account
	Account	Nonguaranteed	Total
Subject to discretionary withdrawal:
At book value less current surrender charge	$2,417,532,611	$-	$2,417,532,611
At fair value	131,125	365,521,582	365,652,707
Subtotal	2,417,663,736	365,521,582	2,783,185,318
At book value without adjustment	1,423,535,249	-	1,423,535,249
Not subject to discretionary withdrawal	55,193,081	-	55,193,081
Total gross	3,896,392,066	365,521,582	4,261,913,648
Less reinsurance ceded	(2,930,385,379)	(218,501,173)	(3,148,886,552)
Total net annuity reserves	$966,006,687	$147,020,409	$1,113,027,096

Reconciliation to Exhibit 5 and Exhibit 7 of the Company’s annual statement:
Annuities – total, net			$964,960,120
Deposit-Type contracts – total, net			1,046,567
General account subtotal			966,006,687

Separate accounts annual statement:
Annuities – total net			365,521,582
Reserve ceded, net			(218,501,173)
Separate account subtotal			147,020,409
Total			$1,113,027,096

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

	2024
		Separate
	General	Account
	Account	Nonguaranteed	Total
Subject to discretionary withdrawal:
At book value less current surrender charge	$2,251,079,832	$-	$2,251,079,832
At fair value	198,343	352,428,654	352,626,997
Subtotal	2,251,278,175	352,428,654	2,603,706,829
At book value without adjustment	1,112,269,927	-	1,112,269,927
Not subject to discretionary withdrawal	26,752,645	-	26,752,645
Total gross	3,390,300,747	352,428,654	3,742,729,401
Less reinsurance ceded	(2,562,066,722)	(208,348,340)	(2,770,415,062)
Total net annuity reserves	$828,234,025	$144,080,314	$972,314,339

Reconciliation to Exhibit 5 and Exhibit 7 of the Company’s annual statement:
Annuities – total, net			$827,349,757
Deposit-Type contracts – total, net			884,268
General account subtotal			828,234,025

Separate accounts annual statement:
Annuities – total net			352,428,654
Reserve ceded, net			(208,348,340)
Separate account subtotal			144,080,314
Total			$972,314,339

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Unpaid policy and contract claims as of December 31, 2025 and 2024 consisted of:

	2025	2024
Life policies	$3,385,392	$3,682,935
Accident and health policies	1,347,849	1,300,288
Total	$4,733,241	$4,983,223

The activity in the policy and contract claims reserve for the accident and health business as of December 31, 2025 and 2024 is as follows:

	2025	2024
Balance – at beginning of year – net of reinsurance recoverables of $1,157,152 in 2025 and $1,204,910 in 2024	$1,300,288	$1,428,837
Incurred related to:
Current year	2,148,005	1,795,712
Prior years	(14,604)	(72,885)
Total incurred	2,133,401	1,722,827

Paid related to:
Current year	1,235,359	961,010
Prior years	850,481	890,366
Total paid	2,085,840	1,851,376
Balance – at end of year – net of reinsurance recoverable of $1,239,459 in 2025 and $1,157,152 in 2024	$1,347,849	$1,300,288

Because the liabilities for unpaid policy and contract claims include various actuarially developed estimates, the Company’s actual benefits expenses may be more or less than the Company’s previously developed estimates. As a result of change in estimates of insured events in prior years, the incurred benefits for prior year insured events during the years ended 2025, 2024 and 2023 were lower, with exception of 2023, due to a favorable development of claims that is attributed to the accident and health line of business. Management believes that the amount of unpaid policy and contract claims is reasonable and adequate to cover the Company’s liability for unpaid policy and contract claims incurred, but not yet reported as of December 31, 2025 and 2024.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2025 were as follows:

Type	Gross	Net of Loading
Ordinary new business	$1,114	$1,114
Ordinary renewal	27,760	27,760
Credit life	253,598	253,598
Group life	722,283	722,283
Total	$1,004,755	$1,004,755

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

(8)	Taxes:

As a qualified domestic life insurance company, the Company is only subject to Puerto Rico taxes on capital gains and alternative minimum tax. The main difference between income tax expense calculated at the statutory tax rate of 18.5% and the actual effective tax rate for 2025 is due to the Company’s taxable income from Puerto Rico being limited to the Company’s capital gains taxed at the rate of 20%.

Provision for income taxes as of December 31, 2025, 2024 and 2023 consisted of:

	2025	2024	2023
Alternative minimum tax	$(100,756)	$601,962	$1,618,838
Foreign income tax	221,569	40,899	118,458
Total income taxes	120,813	642,861	1,737,296
Provision for realized capital gains	(119,553)	(1,089,871)	(1,106,721)
Provision for realized capital gains transferred to IMR	244,541	1,118,046	1,144,664
Total provision for income taxes	$245,801	$671,036	$1,775,239

The components of the net deferred income tax asset recognized in the accompanying statement of admitted assets, liabilities, capital and surplus and other funds as of December 31, 2025, 2024 and 2023 are as follows:

	2025	2024	Change (2025 vs 2024)	2023	Change (2024 vs 2023)
Capital:
Gross deferred income tax assets	$244,751	$541,273	$(296,522)	$785,592	$(244,319)
Statutory valuation allowance adjustments	-	-	-	-	-
Adjusted gross deferred income tax assets	244,751	541,273	(296,522)	785,592	(244,319)
Deferred income tax assets nonadmitted	-	-	-	-	-
Subtotal net admitted deferred income tax assets	244,751	541,273	(296,522)	785,592	(244,319)
Deferred income tax liabilities	-	-	-	-	-
Net admitted deferred income tax assets (liabilities)	$244,751	$541,273	$(296,522)	$785,592	$(244,319)

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Admission calculation components – SSAP No. 101, paragraph 11:

				2025	2024	Change
a.	Federal income taxes paid in prior years recoverable through loss carrybacks			$-	$-	$-
b.	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred income tax assets from a. above) after application of the threshold limitation (see computation below)			244,751	541,273	(296,522)
c.	Adjusted gross deferred income tax assets (excluding the amount of deferred income tax assets from a. and b. above) offset by gross deferred income tax liabilities			-	-	-
Deferred income tax assets admitted as a result of application of SSAP No. 101				$244,751	$541,273	$(296,522)
Computation of adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred income tax assets from a. above) after application of the threshold limitation (the lesser of b.i. and b.ii. below):
	b.	i.	Adjusted gross deferred income tax assets expected to be realized following the balance sheet date	$244,751	$541,273	$(296,522)
	b.	ii.	Adjusted gross deferred income tax assets allowed per limitation threshold	$30,718,835	$29,549,962	$1,168,873

The Company’s deferred income tax asset is admissible pursuant to paragraph 11.b.i of SSAP No. 101. The Company expects to realize the tax benefit of the OTTI charge through the future sale of such investments.

Other admissibility criteria to determine recovery period and threshold limitation as of December 31, 2025 and 2024 are as follows:

	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	1056%	1115%
Amount of adjusted capital and surplus to determine recovery period and threshold limitations	$204,792,233	$196,999,748

The tax effects of temporary differences that give rise to the deferred income tax asset as of December 31, 2025 and 2024 are as follows:

	2025	2024	Change
Capital:
Deferred income tax asset:
Capital loss carryforward	$101,577	$101,577	$-
Unrealized net loss on valuation of securities	143,174	439,696	(296,522)
Net admitted deferred income tax asset	$244,751	$541,273	$(296,522)

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

For the years ended December 31, 2025, 2024 and 2023, the net change in deferred income taxes related to the unrealized gains or losses on valuation of equity and fixed securities amounting to ($296,522), ($244,319),and ($457,505), respectively, was presented as part of the change in unrealized capital gains or losses in the accompanying statutory-basis statements of changes in capital and surplus and other funds.

Pursuant to Section 1018A of the Puerto Rico Internal Revenue Code, the Company annually withholds, on behalf of the contract holders of the separate accounts, a special tax of 0.10% of their corresponding net asset value and remits them to the Puerto Rico Treasury Department. The payments made during the years ended December 31, 2025, 2024 and 2023 amounted to $369,679, $355,572 and $375,632, respectively.

(9)	Net statutory income and capital stock and surplus:

The net assets of Universal Life available for transfer to its stockholder are limited to the amount that its surplus, as determined in accordance with statutory accounting practices, exceeds minimum statutory capital requirements.

During the year ended December 31, 2025, 2024 and 2023, the Company declared and paid ordinary dividends of $6,000,000, $6,000,000 and $8,500,000, respectively.

On March 18, 2008, the Commonwealth of Puerto Rico enacted Law No. 32 (the Law) to adopt Chapter 45, Risk-Based Capital (RBC), into the Insurance Code of Puerto Rico. RBC provides for targeted surplus levels based on formulas, which specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk and are set forth in the RBC requirements. Such formulas focus on four general types of risk, which includes the risk with respect to the Company’s assets (asset or default risk), the risk of adverse insurance experience with respect to the Company’s liabilities and obligations (insurance or underwriting risk), the interest rate risk with respect to the Company’s business (asset/liability matching), and all other business risks (management, regulatory action, and contingencies). The amount determined under such formulas is called the authorized control level RBC (ACLC).

The Law requires, among other things, that all insurance companies, including all health insurance organizations, authorized to conduct business in Puerto Rico comply with the RBC requirements as adopted by the NAIC, to annually file a RBC report with the NAIC and the Commissioner of Insurance on or before March 31 and maintain a minimum RBC level of 250% of the ACLC. The Law states that the Commissioner of Insurance will provide a ruling whereby a RBC compliance transition period of five years will be established. On January 5, 2010, Rule 92, Standards for Implementing the Provisions Related to Risk-Based Capital (Rule 92 or the Rule), was approved by the Commissioner of Insurance to establish the requirements to implement the Law. Rule 92 established a phased transition period of five years to comply with the minimum 250% RBC level requirement depending on the RBC of the Company at the Rule’s effective date. The Company’s minimum RBC requirement at December 31, 2025, 2024 and 2023 was 250% of the ACLC. At December 31, 2025, 2024 and 2023, the actual RBC of the Company was 1,057%, 1,117% and 999%, respectively.

As of December 31, 2023, the Company reported a capital contribution from Parent Company amounting to $25,000,000 made pursuant to SSAP No. 72 and treated as a Type I subsequent event under SSAP No. 9. The Office of the Commissioner of Insurance of Puerto Rico approved the transaction on March 27, 2024 pursuant to SSAP No. 72. This amount was collected on March 26, 2024.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

(10)	Nonadmitted assets:

As described in Note (1), certain assets are excluded from the statutory-basis statements of admitted assets, liabilities, capital and surplus and other funds by a charge to unassigned funds-surplus. Nonadmitted assets as of December 31, 2025 and 2024 consisted of:

	2025	2024
Uncollected premiums and agent’s balance in the course of collection	$560,607	$99,475
Amounts recoverable from reinsurers	20,000	100,000
Furniture and equipment	99,646	139,399
Negative IMR	1,502,775	1,678,885
Other receivables, supplies, stationery, and printer materials	469,135	309,404
Total nonadmitted assets	$2,652,163	$2,327,163

(11)	Separate accounts:

Universal Life utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from the following product lines/transactions into a separate account:

●	Universal Variable Investment Annuity

●	Universal Variable Generation Growth

In accordance with the products/transactions recorded within the separate account, all assets are considered legally insulated whereas others are not legally insulated from the Company’s general account. The legal insulation of the separate account products prevents assets other than seed money or amounts in a supplemental account from being generally available to satisfy claims resulting from the general account of the Company.

The Company maintains nonguaranteed separate accounts with assets and liabilities of approximately $371.1 million and $357.8 million at December 31, 2025 and 2024, respectively, which are invested in mutual funds and are segregated from the Company’s general account. Charges assessed against the separate account contract holders for mortality, administrative, and other services are included as part of revenues in the accompanying statutory-basis statements of operations.

Information regarding separate accounts of the Company as of and for the years ended December 31, 2025 and 2024 is as follows:

	2025	2024
Premiums and annuity considerations	$30,606,954	$18,184,663

Reserves:
Total reserves for accounts with assets – at market value	$365,521,582	$352,428,654
Total reserves by withdrawal characteristics – at market value	$365,521,582	$352,428,654

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

A reconciliation of the net transfers to separate accounts for the years ended December 31, 2025, 2024 and 2023 is as follows:

			2025	2024	2023
1.	Transfers as reported in the summary of operations of the separate account statement:
	a.	Transfers to separate accounts	$71,136,834	$29,468,292	$12,080,016
	b.	Transfers from separate accounts	(93,126,825)	(77,156,924)	(56,912,950)
		Net transfer to or (from) separate accounts	$(21,989,991)	$(47,688,632)	$(44,832,934)

2.	Reconciling adjustments:
	a.	Change in expense allowance ceded	$203,934	$(434,996)	$(776,394)

3.	Net transfer as reported in the summary of operations of the life, accident, and health annual statement:
	a.	Net transfer to or (from) separate accounts net of reinsurance	$(21,786,057)	$(48,123,628)	$(45,609,328)

To compensate the general account for the risk taken, the separate account has paid $23,505, $24,484 and $27,060 in risk charges for the years ending December 31, 2025, 2024 and 2023 respectively.

(12)	Aggregate write ins for other than invested assets:

In connection with the Private Bankers and Annuity Co., Ltd. (PBLA) case, disclosed in Note (18), a settlement agreement with regards to reinsurance recoverable from PBLA was executed on December 30, 2022. As part of this agreement, the Company was transferred the rights, title and interests in AAPC Holdings LLC (AAPC) preferred stocks (195,500,000 units) and accrued returns as a guaranty of a cash settlement due by December 31, 2023. No such settlement occurred, and as a result, the Company executed its rights and interests over AAPC preferred stocks and accrued returns. These preferred stocks have a liquidation preference of $1 per unit, plus accrued preferred return, which accrues at 18%. The estimated fair value of the collateral received amounts to approximately $330.6 million and $295.4 million as of December 31, 2025 and 2024, respectively.

As a result from this transaction, the Company recognized $331 million and $295.4 million as of December 31,2025 and 2024, respectively, in aggregate write-ins for other than invested assets as an admitted asset in the statutory statement of admitted assets, liabilities and capital and surplus and other funds. Also, the excess of the fair value of the asset over the reinsurance recoverable which amounted to approximately $133 million and $68 million as of December 31, 2025 and 2024, respectively, is recorded in aggregate write-ins for other liabilities.

(13)	Employee benefit plans:

Universal Life has a qualified noncontributory profit-sharing plan, which provides retirement benefits to eligible employees. The plan calls for a voluntary contribution by Universal Life of no less than 1% of the annual participant’s compensation, as defined, plus a portion of the administrative expenses of the plan during the first 10 years. Universal Life’s contributions to the profit-sharing plan for the years ended December 31, 2025, 2024 and 2023 amounted to $183,910, $153,996 and $117,958, respectively.

Universal Life’s employees participate in a qualified defined-contribution savings plan. Universal Life matching contributions are set at 50% of the participants’ pretax contributions up to the first 6% of each participant’s contribution. Universal Life’s contributions to the savings plan for the years ended December 31, 2025, 2024 and 2023 amounted to $72,657, $69,818 and $55,672, respectively.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

(14)	Significant concentrations of risk:

Because Universal Life’s business is written in Puerto Rico, Universal Life’s insurance risk is not as diversified as the risks of a carrier that covers a broader geographical area. A natural catastrophe could cause damage to a large number of Universal Life’s policyholders, which would result in significantly increased losses to Universal Life. Management believes, however, that Universal Life’s reinsurance program will reduce to a manageable level its net exposure in any such catastrophe.

A significant portion of Universal Life’s business derives from the sale of fixed, indexed and variable annuities. As such, the Company is subject to business concentration risks. Regulatory changes, interest rates environments, and market volatility affecting these products could result in reduced demand or changes to products offerings. Management continually monitors these risks and evaluates opportunities to diversify product offerings. However, no assurances can be given that such efforts will mitigate all concentration risks inherent to the Company’s business model.

Certain short-term certificates of deposits are placed with local financial institutions. Such credit risk is mitigated by depositing the funds with federally insured financial institutions and limiting the amount of credit exposure in any financial institution.

(15)	Fair value measurements:

The approximate statement value and estimated fair value of financial instruments as of December 31, 2025 and 2024 were as follows (in thousands):

	2025		2024
	Statement	Fair	Statement	Fair
Financial Assets	Value	Value	Value	Value
Debt securities	$1,424,435	$1,319,265	$1,403,228	$1,263,553
Preferred stocks	$178,407	$178,385	$184,342	$184,184
Common stock and other equity securities	$26,430	$26,430	$18,713	$18,713
Other invested assets	$27,315	$24,819	$34,319	$30,967
Restricted investment	$-	$-	$1,300	$1,300
Cash and short-term investments	$180,885	$180,912	$166,516	$166,522
Aggregate write-ins for other than invested assets	$330,572	$330,572	$295,382	$295,382
Separate account assets	$371,067	$371,067	$357,793	$357,793

The Company’s financial instruments carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. SSAP No. 100 defines fair value as the price that would be received to sell or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement is for a particular asset or liability. Therefore, the measurement should consider attributes specific to the asset or liability. The asset or liability might be a stand-alone asset or liability or a group of assets and/or liabilities.

An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets or liabilities. Therefore, the objective of a fair value measurement is to determine the price that would be received to sell the asset or paid to transfer the liability at the measurement date.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability. The principal market is the market in which the reporting entity would sell the asset or transfer the liability with the greatest volume and level of activity for the asset or liability. The most advantageous market is the market in which the reporting entity would sell the asset or transfer the liability with the price that maximizes the amount that would be received for the asset or minimizes the amount that would be paid to transfer the liability.

Hierarchical levels defined by SSAP No. 100 and directly related to the amount of subjectivity associated with the inputs to fair valuation of financial instruments are as follows:

●	Level 1 – Values are unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

●	Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or the price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

●	Level 3 – Certain inputs are unobservable and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

Recurring fair value measurements

As of December 31, 2025 and 2024, the Company’s assets and liabilities that are measured at fair value on a recurring basis and recognized as such within the statutory-basis statements of admitted assets, liabilities, capital and surplus and other funds were as follows (in thousands):

	2025
	Level 1	Level 2	Level 3	Total
Invested assets:
Issuer credit obligations	$1,727	$-	$-	$1,727
Asset-backed securities	-	1,847	-	1,847
Preferred stocks	169,710	-	1,598	171,308
Mutual funds	9,048	-	553	9,601
Common stocks	16,829	-	-	16,829
Cash equivalents	7,924	-	-	7,924
Other invested assets	-	-	732	732
Total invested assets	$205,238	$1,847	$2,883	$209,968
Aggregate write-ins for other than invested assets	$-	$-	$330,572	$330,572
Separate account assets	$371,067	$-	$-	$371,067
Separate account liabilities	$370,703	$-	$-	$370,703

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

	2024
	Level 1	Level 2	Level 3	Total
Invested assets:
Issuer credit obligations	$3,890	$-	$-	$3,890
Asset-backed securities	-	1,155	-	1,155
Preferred stocks	177,281	-	-	177,281
Mutual funds	5,949	-	334	6,283
Common stocks	12,430	-	-	12,430
Cash equivalents	1,691	-	-	1,691
Other invested assets	-	-	1,156	1,156
Total invested assets	$201,241	$1,155	$1,490	$203,886
Aggregate write-ins for other than invested assets	$-	$-	$295,382	$295,382
Separate account assets	$357,793	$-	$-	$357,793
Separate account liabilities	$357,466	$-	$-	$357,466

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between Levels 1 and 2. This policy also applies to transfers into or out of Level 3.

The following table presents the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the periods ended on December 31, 2025, 2024 and 2023, respectively:

		Transfer	Net Gains (Losses) Included in
	Balance – January 1, 2025	in and/or out of Level 3	Net Income	Unassigned Funds – Surplus	Other Temporary Impairment	Purchases, Issuances, and Settlements	Other	Balance – December 31, 2025
Preferred stocks	$-	$1,597,500	$-	$-	$-	$-	$-	$1,597,500
Equity securities – mutual funds	333,750	-	-	106,696	-	112,502		552,948
Other invested assets	1,155,961	-	-	-	-	(424,427)	-	731,534
Aggregate write-ins for other than invested assets	295,381,752	-	-	-	-	-	35,190,001	330,571,753
	$296,871,463	$1,597,500	$-	$106,696	$-	$(311,925)	$35,190,001	$333,453,735

		Transfer	Net Gains (Losses) Included in
	Balance – January 1, 2024	in and/or out of Level 3	Net Income	Unassigned Funds – Surplus	Other Temporary Impairment	Purchases, Issuances, and Settlements	Other	Balance – December 31, 2024
Equity securities – mutual funds	$-	$-	$-	$-	$-	$333,750	$-	$333,750
Other invested assets	-	-	-	-	-	1,155,961	-	1,155,961
Aggregate write-ins for other than invested assets	-	-	-	-	-	295,381,752	-	295,381,752
	$-	$-	$-	$-	$-	$296,871,463	$-	$296,871,463

		Transfer	Net Gains (Losses) Included in
	Balance – January 1, 2023	in and/or out of Level 3	Net Income	Unassigned Funds – Surplus	Other Temporary Impairment	Purchases, Issuances, and Settlements	Other	Balance – December 31, 2023
Equity securities – mutual funds	$-	$-	$-	$-	$-	$-	$-	$-

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Fair value of all financial instruments by Levels 1, 2, and 3

The tables below reflect the fair value and admitted values of all admitted assets and liabilities that are financial instruments, as of December 31, 2025 and 2024. The fair values are also categorized into the three-level fair value hierarchy.

	2025
		Admitted				Not
	Fair Value	Value	Level 1	Level 2	Level 3	Practicable
	(In thousands)
Debt securities:
Issuer credit obligations	$810,437	$867,082	$2,049	$741,886	$66,502	$-
Asset-backed securities	508,827	557,353	-	503,818	5,009	-
Equity securities:
Preferred stock	178,385	178,407	174,670	69	3,646	-
Common Stocks	26,430	26,430	25,877	-	553	-
Cash and short-term investments	180,911	180,884	74,176	106,735	-	-
Other invested assets	24,819	27,315	-	18,949	732	5,138
Aggregate write-ins for other than invested assets	330,572	330,572	-	-	330,572	-
Separate account assets	371,067	371,067	371,067	-	-	-
Total assets	$2,431,448	$2,539,110	$647,839	$1,371,457	$407,014	$5,138

	2024
		Admitted				Not
	Fair Value	Value	Level 1	Level 2	Level 3	Practicable
	(In thousands)
Debt securities
Issuer credit obligations	$709,916	$787,014	$11,623	$698,293		$-
Asset-backed securities	553,107	616,214		552,917	$190
Equity securities:
Preferred stock	184,184	184,342	184,111	73	-	-
Common Stocks	18,714	18,714	18,380	-	334	-
Restricted investment	1,300	1,300	1,300	-	-	-
Cash and short-term investments	166,522	166,516	54,766	111,756	-	-
Other invested assets	30,967	34,319	-	13,221	1,156	16,590
Aggregate write-ins for other than invested assets	295,382	295,382	-	-	295,382	-
Separate account assets	357,793	357,793	357,793	-	-	-
Total assets	$2,317,885	$2,461,594	$627,973	$1,376,260	$297,062	$16,590

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments measured at fair value on a recurring basis:

Debt Securities – Fair value measurements are based upon quoted prices, if available. If quoted prices are not available, fair values are measured using independent pricing models or other model-based valuation techniques, such as discounted cash flow methodologies, adjusted for the security’s credit rating, prepayment assumptions, and other factors, such as credit loss assumptions. Level 1 debt securities include those identical securities traded in active markets, such as exchange-traded mutual funds. Level 2 debt securities primarily include those issued by U.S. government (Treasuries), U.S. agencies, U.S. state and municipalities, U.S. agency asset-backed (ABS) and mortgage-backed securities, collateralized mortgage obligations (CMOs) and corporate debt securities.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

The fair value of U.S. Treasury notes are based on yields that are interpolated from the constant maturity treasury curve. US agency securities fair value is based on an active exchange market and on quote market prices for similar securities. For states and municipalities market inputs are used in the evaluation process include all or some of the following; trades, bid price or spread, two sided markets, and benchmark curves such as the Treasury curve. Asset-backed securities are priced based on values derived from similar bonds defined by credit quality and market sector. Collateralized mortgage obligations are priced on a bond’s theoretical value derived from similar bonds defined by credit quality and market sector and for which fair value incorporates an option adjusted spread. Corporate debt securities are also considered Level 2 given that quoted prices are given based on similar instruments. Other ABS with limited liquidity, are classified as Level 3 due to the insufficiency of inputs, such as executed trades, credit information and cash flows. Other corporate debt securities are classified as Level 3 since their fair value is determined by using a third-party cash flow models, loan-to-value and asset coverage analysis and other relevant data using unobservable inputs.

Equity Securities – Equity securities include common and preferred stocks and are classified as Level 1, since the valuation is based on identical securities traded in active markets.

Aggregate write-ins for other than invested assets – Preferred stocks recognized within Aggregate write-ins for other than invested assets are classified as Level 3 since the valuation was determined using unobservable inputs. The fair value of $331 million and $295.4 million as of December 31, 2025 and 2024, respectively, was determined using a combination of income and market approaches, applying market multiple of 20 derived from a set of comparable entities in the market sector and the preferred stock accrued preferred returns.

Separate Account Assets – The fair value of separate account assets is based on quoted prices of the underlying investments in the subaccounts. The subaccounts invest in open-ended mutual funds with readily available fair value.

(16)	Supplemental disclosure of cash flows information:

Additional information concerning the components of cash flows from investing activities as of December 31, 2025 and 2024 is as follows:

	2025	2024
Cash flows from investing activities:
Proceeds from sales and redemptions of investments:
Debt securities	$218,852,338	$188,221,264
Equity securities	8,922,776	92,682,168
Other invested assets	424,427	249,314
Miscellaneous proceeds	1	-
Total proceeds from sales and redemptions of investments	228,199,542	281,152,746

Cost of investments acquired:
Debt securities	240,086,992	234,410,782
Equity securities	7,369,650	6,085,339
Other invested assets	5,100,000	1,200,000
Payable for securities	5,027,829	39,726,444
Total cost of investments acquired	257,584,471	281,422,565
Net cash used in investing activities	$(29,384,929)	$(269,819)

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Additional information concerning the components of cash flows from financing and miscellaneous sources as of December 31, 2025 and 2024 is as follows:

	2025	2024
Cash flows from financing and miscellaneous sources – other cash provided (applied):
Borrowed funds	$(23,754,780)	$(14,614,226)
Dividends paid	(6,000,000)	(6,000,000)
Funds held under reinsurance treaties	(67,133,985)	(82,358,340)
Receivable from parent, subsidiaries and affiliates	(47,419,600)	(98,003)
Other components	2,482,749	(4,499,616)
Net cash used in financing and miscellaneous	$(141,825,616)	$(107,570,185)

The following schedule summarizes non-cash activities for the year ended December 31, 2025 and 2024:

	2025	2024
Collateral aggregate received:
Aggregate write-ins for other than invested assets	$(35,190,000)	$(295,381,752)
Aggregate write-ins for liabilities	$64,555,542	$68,088,139
Reisurance recoverable	$(33,055,892)	$227,293,613

(17)	Contingencies:

The Company has been named as defendant in litigation and has filed counterclaims, related to the sale of the individual accident and health insurance block of business. The Company is contesting this case vigorously and believes it has meritorious defenses against this lawsuit and the ultimate outcome of such proceedings is not expected to have a material adverse effect on the Company’s financial position or results of operations.

The Company is also named as defendant in other legal actions arising primarily from claims filed under insurance policies it has underwritten and other claims incidental to its normal business activities. In the opinion of management, the ultimate outcome of such proceedings is not expected to have a material adverse effect on the Company’s financial position or results of operations.

(18)	Risks and uncertainties:

Market risk

The market value of the portfolio has shown improvement, as interest rates seem to stabilize. Universal Life continues to strengthen its credit risk by allocating the reinvestments into governments, municipalities and high credit mortgage agencies. Universal Life maintains a portfolio with an average duration of 4 years, which benefits the Company as the book and market value converge to par as maturity approaches. Market prices of securities and other assets could also be impacted by events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. Also, recently approved “One Big Beautiful Bill Act” which implemented several tax, healthcare, military, law enforcement and budget changes could also impact the market value of all or certain asset segments.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Other contingencies

In January 2020, Universal Life demanded arbitration against Private Bankers and Annuity Co., Ltd. (PBLA) under the reinsurance agreement and an arbitration panel (the “Panel”) was duly constituted. Universal Life requested the Arbitration Panel to order PBLA to deposit cash or equivalents totaling approximately $524,000,000 constituting the Statutory Reserves as of December 31, 2019 for the fixed annuity inforce portfolio, less cash. In June 2, 2020, the Panel granted an arbitration award (the “Award”) to Universal Life for $524,000,000 and required PBLA to pay such funds by June 16, 2020, after which interest shall accrue at 6% per annum.

Shortly thereafter, on June 4, 2020, Universal Life filed a motion at the United States District Court, Southern District of New York, to confirm the Award directing that judgment be entered thereon and granting such other relief as the Court may deem just and proper. The Court granted Universal Life’s motion by entering a final judgment on August 11, 2020 confirming the arbitration award.

Pending to receive the award, Universal Life has notified PBLA’s ultimate owner (the “Owner”) its intention to execute the unconditional personal guaranty issued with the reinsurance agreement to secure failure from PBLA to pay its obligations. In addition, on June 18, 2020, Universal Life filed a complaint in the appropriate North Carolina court to seek confirmation that PBLA’s ultimate owner is obligated to satisfy the Award owed by PBLA, plus interests.

On July 30, 2020, the NY District Court issued the Award as presented. Despite the opposition by PBLA, the NY District Court issued a final judgment confirming such Award on August 11, 2020, complementing parallel legal proceedings and strategy followed in the North Carolina court to execute the Owner’s personal guaranty. Such legal proceeding have promoted transactional conversations with the Owner to comply with the Award and accelerate the recapture of the in-force portfolio.

On September 2020, the Supreme Court of Bermuda appointed Deloitte LTD, Bermuda (Deloitte) as provisional receiver for the PBLA operations in order to replace its management team and continue conducting business affairs in compliance with Bermuda laws and regulations, as well as its other general and contractual obligations. Among the empowered functions, Deloitte was instructed to preserve the value of PBLA, comply with laws and regulations, and make all necessary efforts to conduct regular business matters.

Universal Life has been working closely and diligently with Deloitte in order to adequately serve provisions under the reinsurance agreement and continue operations until Portfolio is recaptured. As previously disclosed, the Portfolio is constituted of assets backing the statutory liabilities and are held in a trust for the benefit of Universal Life.

Universal Life has been collaborating with Deloitte since 2021 in order to perform key endeavors ultimately connected to the monetization and eventual recapture. Assets held in the trust were identified to start the process of monetization in order to manage future probable liquidity needs. In addition to the assets held in the trust, Universal Life has access to assets held in PBLA’s general account plus other internal sources, including Universal Insurance Company’s surplus notes and related facility up to $100 million and other internal liquidity and funding sources.

In July of 2021, the United States District Court for the Middle District of North Carolina (“US DC North Carolina”) issued an Order on Universal Life’s Motion for Prejudgment Attachment and directed the parties to meet and confer to determine the specific property subject to attachment. The Prejudgment Attachment Order shall secure PBLA’s ultimate owner assets (“the Owner”) in case they are needed to satisfy any uncovered amount due to Universal Life. Upon resolution of pending appeal motion from PBLA, in October 30, 2021, the Company filed a summary judgment, which, once obtained, would allow Universal Life to immediately perform all necessary proceedings to collect judgment from the Owner’s assets. Subsequent to year-end, the US DC North Carolina confirmed the judgment against the Owner on May 3, 2022 (the “May 3rd Final Judgment”) allowing Universal Life to collect the Award plus applicable interests under his personal guaranty.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

Subsequent to the May 3rd judgment, the North Carolina courts have been very active receiving, considering and granting motions from and to all parties, including the Durham County Superior Court’s determination on August 9th granting Universal Life’s motion to enforce the May 3rd Final Judgment against PBLA’s ultimate owner and determination to hear arguments on and rule on Universal Life’s Motion for a Charging Order against several hundreds of PBLA’s ultimate owner North Carolina Limited Liability Companies during a hearing scheduled for August 29th. As a result of such increased judicial activity arising from Universal Life’s collective efforts to enforce and domesticate the May 3rd Final Judgment by the Middle District in multiple jurisdictions, as well as Universal Life’s Motion for Charging Order against PBLA’s ultimate owner hundreds of LLC’s charging PBLA’s ultimate owner interests with payment of the May 3rd Final Judgment, settlement discussions between the Owner, Deloitte and the Company have initiated. Constructive conversations have been taking place and the parties have been conducting preliminary meetings with a potential mediator in order to pursue possible extrajudicial solutions, which are ongoing to date.

On August 9, a North Carolina Court granted Universal Life’s motion to enforce the judgments against the Owner on the personal guaranty enforcement. The Court ordered, among other matters, for the Owner to turn over documentation related to accounting records and all economic interests.

On September 19, 2022, the Durham County Superior Court ordered a mediation process among all parties in controversy, the Bermuda companies, the North Carolina rehabilitator and the Owner and his entities. Judge, Gerald E. Rosen, was subsequently appointed as mediator. The mediation’s main objective was to reach a global settlement attending claims from all the Owner’s creditors, including Universal Life and PBLA. Settlement discussions started on November 2, 2022, and continue to date. Notwithstanding, on December 30, 2022, Universal Life received a partial payment of $25 million. In addition, an agreement was reached between the parties for Universal Life to receive as assignee the economic benefits of preferred stocks, plus accrued preferred returns of AAPC Holdings, LLC. (AAPC), a subsidiary of Global Growth Holdings, Inc. currently held in an independent trust, for approximately $260 million, to serve as additional collateral for the PBLA Annuity Contracts.

In addition, the US DC North Carolina held bond hearings on March 7 and 8, 2023 related to Universal Life’s claim against the Owner’s personal guaranty, also pursuing settlement arrangements with Universal Life but no global resolution was reached. In the meantime, Universal Life appointed an intermediary to evaluate proposals to monetize all or a significant portion of the AAPC preferred shares, and its accrued return, assigned as collateral. During 2023, Universal Life received additional cash amounting to approximately $11.1 million as part of the monetization efforts.

On July 15, 2024, the Durham County Superior Court granted Universal Life a charging order of the Owner’s economic interests in Global Growth Holdings LLC (GGH). Accordingly, any dividends or distributions that would have been or will be paid to the Owner, shall be paid to Universal Life.

Additionally, the Court appointed a Limited Receivership over GGH which purpose is to impose additional restraints to the Owner and GGH actions in order to further protect and preserve its financial assets and operating companies. On July 9, 2024, Universal Life filed a complaint on the Superior Court of Wake County to appoint a General Receiver over the Owner’s assets. Shortly thereafter, on August 9, 2024, the Court granted Universal Life’s motion and the Limited Receiver previously appointed will act as General Receiver with the authority to carry Universal Life’s judgment of approximately $524 million into effect.

On November 1st, 2024, the Owner and the United States Department of Justice entered into a plea agreement whereby the Owner agreed to pay a full restitution to several insurance companies, including Universal Life.

Universal Life Insurance Company

Notes of Statutory-Basis Financial Statements

December 31, 2025 and 2024

On January 23, 2025, the United States District Court Western District of North Carolina issued an order appointing an attorney to serve as Special Master (SM) and a Financial Advisor (FA) to identify, receive, track and distribute monies from assets ultimately pertaining to the Owner towards the full restitution to certain parties, Universal Life included. As part of this order, AAPC was identified amongst the assets to be transferred to and controlled by the SM. Consequently, an assignment agreement was executed whereby the Owner transferred and assigned his rights, title and interests in AAPC to the SM to formally begin with the sale of operating assets and the restitution process.

Meanwhile, Universal Life continues collaborating with interested parties and stakeholders, including the SM and FA, on the sale of specific assets, which are projected to be sufficient to satisfy the total amount due to Universal Life. Consequently, Universal Life received approximately $83 million from the sale of an operating entity in September 2025. The SM and all interested parties continue the process of monetizing remaining other available assets towards the full restitution of impacted parties including, Universal Life.

As of the statement date, no impairment is foreseen as of the date these financial statements are issued.

(19)	Subsequent events:

The Company has evaluated all subsequent events through April 20, 2026, the date the statutory-basis financial statements were issued.

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

A SEPARATE ACCOUNT OF

UNIVERSAL LIFE INSURANCE COMPANY

ANNUAL REPORT

December 31, 2025

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII

FSA-1

Report of Independent Registered Public Accounting Firm To the Contract Owners and Board of Directors of Universal Life Separate Account Fortune VII:

Opinion on the financial statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of each of the sub accounts (also deemed variable investment options) of Universal Life Separate Account Fortune VII (collectively, “Fortune VII”) indicated in the table below as of December 31, 2025, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub accounts (also deemed variable investment options) of Universal Life Separate Account Fortune VII as of December 31, 2025, the results of its operations and changes in net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

1290 VT High Yield Bond Portfolio*	EQ/Invesco Global Portfolio*
1290 VT Micro Cap Portfolio***	EQ/Invesco Global Real Assets Portfolio*
1290 VT Natural Resources Portfolio*	EQ/Janus Enterprise Portfolio*
1290 VT Real Estate Portfolio*	EQ/JPMorgan Value Opportunities Portfolio*
1290 VT Small Cap Value Portfolio*	EQ/Large Cap Growth Index Portfolio*
1290 VT SmartBeta Equity ESG Portfolio*	EQ/Large Cap Value Index Portfolio*
1290 VT Socially Responsible Portfolio*	EQ/MFS International Growth Portfolio*
EQ/AB Dynamic Moderate Growth Portfolio*	EQ/MFS Technology Portfolio*
EQ/AB Short Duration Government Bond Portfolio*	EQ/MFS Utilities Series Portfolio*
EQ/AB Small Cap Growth Portfolio*	EQ/Mid Cap Index Portfolio*
EQ/Aggressive Allocation Portfolio*	EQ/Moderate Allocation Portfolio*
EQ/All Asset Growth Allocation Portfolio*	EQ/Moderate-Plus Allocation Portfolio*
EQ/American Century Mid Cap Value Portfolio*	EQ/Money Market Portfolio*
EQ/Conservative Allocation Portfolio*	EQ/PIMCO Global Real Return Portfolio*
EQ/Emerging Markets Equity PLUS Portfolio*	EQ/PIMCO Total Return ESG Portfolio*
EQ/Equity 500 Index Portfolio*	EQ/PIMCO Ultra Short Bond Portfolio*
EQ/Fidelity Institutional AM® Large Cap Portfolio*	EQ/Small Company Index Portfolio*
EQ/Franklin Rising Dividends Portfolio*	EQ/Sustainable US Thematic Portfolio**
EQ/Goldman Sachs Growth Allocation Portfolio*	EQ/T. Rowe Price Health Sciences Portfolio*
EQ/Goldman Sachs Moderate Growth Allocation Portfolio*	EQ/Wellington Energy Portfolio*
EQ/Intermediate Government Bond Portfolio*	Multimanager Technology Portfolio*
EQ/International Equity Index Portfolio*

*	Statement of operations for the year ended December 31, 2025, the statement of changes in net assets for the years ended December 31, 2025 and 2024, and the financial highlights for the years ended December 31, 2025, 2024, and the period from February 21, 2023 (commencement of operations) through December 31, 2023
**	Statement of operations for the year ended December 31, 2025, the statement of changes in net assets for the years ended December 31, 2025 and 2024, and the financial highlights for the years ended December 31, 2025 and 2024. There were no units outstanding as of December 31, 2023.
***	Statement of operations for the year ended December 31, 2025, the statement of changes in net assets for the year ended December 31, 2025, and the financial highlights for the year ended December 31, 2025. There were no units outstanding as of December 31, 2024 and 2023.

FSA-2

Basis for opinion

These financial statements are the responsibility of Fortune VII’s management. Our responsibility is to express an opinion on the financial statements of each of the sub accounts (also deemed variable investment options) of Fortune VII based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to Fortune VII in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Fortune VII is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of Fortune VII’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as Fortune VII’s auditor since 2023.

/s/ Grant Thornton Puerto Rico LLP

San Juan, Puerto Rico

April 29, 2026.

FSA-3

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2025

The following table provides the Portfolio shares held by the Variable Investment Options of the Separate Account:

Variable Investment Options	Share Class**	Portfolio Shares Held
1290 VT High Yield Bond Portfolio	Class IB	102,197
1290 VT Micro Cap Portfolio	Class IB	436
1290 VT Natural Resources Portfolio	Class IB	6,103
1290 VT Real Estate Portfolio	Class IB	41,270
1290 VT Small Cap Value Portfolio	Class IB	14,001
1290 VT SmartBeta Equity ESG Portfolio	Class IB	6,616
1290 VT Socially Responsible Portfolio	Class IB	9,094
EQ/AB Dynamic Moderate Growth Portfolio	Class IB	6,653
EQ/AB Short Duration Government Bond Portfolio	Class IB	66,367
EQ/AB Small Cap Growth Portfolio	Class IB	13,874
EQ/Aggressive Allocation Portfolio	Class B	81,262
EQ/All Asset Growth Allocation Portfolio	Class IB	15,771
EQ/American Century Mid Cap Value Portfolio	Class IB	21,872
EQ/Conservative Allocation Portfolio	Class B	138,162
EQ/Emerging Markets Equity PLUS Portfolio	Class IB	11,311
EQ/Equity 500 Index Portfolio	Class IB	125,348
EQ/Fidelity Institutional AM® Large Cap Portfolio	Class IB	24,555
EQ/Franklin Rising Dividends Portfolio	Class IB	48,630
EQ/Goldman Sachs Growth Allocation Portfolio	Class IB	16,753
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Class IB	12,782
EQ/Intermediate Government Bond Portfolio	Class IB	86,028
EQ/International Equity Index Portfolio	Class IB	45,936
EQ/Invesco Global Portfolio	Class IB	22,923
EQ/Invesco Global Real Assets Portfolio	Class IB	2,413
EQ/Janus Enterprise Portfolio	Class IB	51,339
EQ/JPMorgan Value Opportunities Portfolio	Class IB	7,785
EQ/Large Cap Growth Index Portfolio	Class IB	97,116
EQ/Large Cap Value Index Portfolio	Class IB	160,404
EQ/MFS International Growth Portfolio	Class IB	57,784
EQ/MFS Technology Portfolio	Class IB	14,597
EQ/MFS Utilities Series Portfolio	Class IB	23,638
EQ/Mid Cap Index Portfolio	Class IB	54,764
EQ/Moderate Allocation Portfolio	Class B	2,477
EQ/Moderate-Plus Allocation Portfolio	Class B	18,294
EQ/Money Market Portfolio	Class IB	7,779,944
EQ/PIMCO Global Real Return Portfolio	Class IB	5,714
EQ/PIMCO Total Return ESG Portfolio	Class IB	239,636
EQ/PIMCO Ultra Short Bond Portfolio	Class IB	34,481

FSA-4

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
SCHEDULE OF INVESTMENTS (Continued)
AS OF DECEMBER 31, 2025

Variable Investment Options	Share Class**	Portfolio Shares Held
EQ/Small Company Index Portfolio	Class IB	42,857
EQ/Sustainable US Thematic Portfolio	Class IB	7,168
EQ/T. Rowe Price Health Sciences Portfolio	Class IB	1,550
EQ/Wellington Energy Portfolio	Class IB	19,150
Multimanager Technology Portfolio	Class IB	11,134

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 1 of these financial statements.

FSA-5

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2025

	1290 VT High Yield Bond Portfolio	1290 VT Micro Cap Portfolio	1290 VT Natural Resources Portfolio	1290 VT Real Estate Portfolio	1290 VT Small Cap Value Portfolio	1290 VT SmartBeta Equity ESG Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$931,018	$5,248	$68,049	$248,034	$156,114	$128,816
Receivable for shares of the Portfolio sold	960	5	70	256	161	133
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	931,978	5,253	68,119	248,290	156,275	128,949
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	-	-	-
Payable for policy-related transactions	960	5	70	256	161	133
Total liabilities	960	5	70	256	161	133
Net Assets	$931,018	$5,248	$68,049	$248,034	$156,114	$128,816
Net Assets:
Accumulation unit values	$931,013	$5,257	$68,049	$248,034	$156,114	$128,816
Retained (payable) by ULICO in the Separate Account	5	(9)	-	-	-	-
Total Net Assets	$931,018	$5,248	$68,049	$248,034	$156,114	$128,816
Investments in Shares of the Portfolio, at cost	$943,092	$5,253	$61,561	$244,470	$163,018	$127,666

The accompanying notes are an integral part of these financial statements.

FSA-6

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2025

	1290 VT Socially Responsible Portfolio	EQ/AB Dynamic Moderate Growth Portfolio	EQ/AB Short Duration Government Bond Portfolio	EQ/AB Small Cap Growth Portfolio	EQ/Aggressive Allocation Portfolio	EQ/All Asset Growth Allocation Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$224,428	$86,759	$652,383	$205,342	$859,747	$322,356
Receivable for shares of the Portfolio sold	232	90	672	212	893	331
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	224,660	86,849	653,055	205,554	860,640	322,687
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	-	-	-
Payable for policy-related transactions	232	90	672	212	893	331
Total liabilities	232	90	672	212	893	331
Net Assets	$224,428	$86,759	$652,383	$205,342	$859,747	$322,356
Net Assets:
Accumulation unit values	$224,428	$86,759	$652,383	$205,351	$859,747	$322,356
Retained (payable) by ULICO in the Separate Account	-	-	-	(9)	-	-
Total Net Assets	$224,428	$86,759	$652,383	$205,342	$859,747	$322,356
Investments in Shares of the Portfolio, at cost	$206,848	$83,774	$661,998	$207,607	$838,809	$305,970

The accompanying notes are an integral part of these financial statements.

FSA-7

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2025

	EQ/American Century Mid Cap Value Portfolio	EQ/Conservative Allocation Portfolio	EQ/Emerging Markets Equity PLUS Portfolio	EQ/Equity 500 Index Portfolio	EQ/Fidelity Institutional AM® Large Cap Portfolio	EQ/Franklin Rising Dividends Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$473,970	$1,145,362	$132,226	$11,988,304	$1,619,150	$2,492,275
Receivable for shares of the Portfolio sold	491	1,189	137	12,352	1,673	2,577
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	474,461	1,146,551	132,363	12,000,656	1,620,823	2,494,852
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	-	-	-
Payable for policy-related transactions	491	1,189	137	12,350	1,673	2,577
Total liabilities	491	1,189	137	12,350	1,673	2,577
Net Assets	$473,970	$1,145,362	$132,226	$11,988,306	$1,619,150	$2,492,275
Net Assets:
Accumulation unit values	$473,967	$1,145,363	$132,225	$11,988,065	$1,619,152	$2,492,275
Retained (payable) by ULICO in the Separate Account	3	(1)	1	241	(2)	-
Total Net Assets	$473,970	$1,145,362	$132,226	$11,988,306	$1,619,150	$2,492,275
Investments in Shares of the Portfolio, at cost	$478,468	$1,177,286	$117,798	$10,939,127	$1,536,015	$2,403,184

The accompanying notes are an integral part of these financial statements.

FSA-8

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2025

	EQ/Goldman Sachs Growth Allocation Portfolio	EQ/Goldman Sachs Moderate Growth Allocation Portfolio	EQ/Intermediate Government Bond Portfolio	EQ/International Equity Index Portfolio	EQ/Invesco Global Portfolio	EQ/Invesco Global Real Assets Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$214,940	$149,933	$830,170	$625,193	$677,137	$38,532
Receivable for shares of the Portfolio sold	220	154	859	644	697	40
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	215,160	150,087	831,029	625,837	677,834	38,572
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	-	-	-
Payable for policy-related transactions	220	154	859	644	697	40
Total liabilities	220	154	859	644	697	40
Net Assets	$214,940	$149,933	$830,170	$625,193	$677,137	$38,532
Net Assets:
Accumulation unit values	$214,930	149,933	830,150	625,098	677,133	38,532
Retained (payable) by ULICO in the Separate Account	10	-	20	95	4	-
Total Net Assets	$214,940	$149,933	$830,170	$625,193	$677,137	$38,532
Investments in Shares of the Portfolio, at cost	$198,712	$143,984	$830,718	$585,877	$712,598	$38,689

The accompanying notes are an integral part of these financial statements.

FSA-9

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2025

	EQ/Janus Enterprise Portfolio	EQ/JPMorgan Value Opportunities Portfolio	EQ/Large Cap Growth Index Portfolio	EQ/Large Cap Value Index Portfolio	EQ/MFS International Growth Portfolio	EQ/MFS Technology Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$1,071,435	$158,726	$2,770,716	$1,818,982	$472,670	$603,741
Receivable for shares of the Portfolio sold	1,110	164	2,857	1,883	488	617
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	1,072,545	158,890	2,773,573	1,820,865	473,158	604,358
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	-	-	-
Payable for policy-related transactions	1,110	164	2,855	1,883	488	617
Total liabilities	1,110	164	2,855	1,883	488	617
Net Assets	$1,071,435	$158,726	$2,770,718	$1,818,982	$472,670	$603,741
Net Assets:
Accumulation unit values	$1,071,433	158,714	2,770,515	1,818,969	472,662	603,746
Retained (payable) by ULICO in the Separate Account	2	12	203	13	8	(5)
Total Net Assets	$1,071,435	$158,726	$2,770,718	$1,818,982	$472,670	$603,741
Investments in Shares of the Portfolio, at cost	$1,114,208	$155,556	$2,579,849	$1,760,068	$472,168	$599,916

The accompanying notes are an integral part of these financial statements.

FSA-10

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2025

	EQ/MFS Utilities Series Portfolio	EQ/Mid Cap Index Portfolio	EQ/Moderate Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio	EQ/Money Market Portfolio	EQ/PIMCO Global Real Return Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$960,399	$876,228	$30,027	$176,536	$7,779,945	$43,939
Receivable for shares of the Portfolio sold	997	903	31	177	-	46
Receivable for policy-related transactions	-	-	-	-	508,587	-
Total assets	961,396	877,131	30,058	176,713	8,288,532	43,985
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	-	500,251	-
Payable for policy-related transactions	997	903	31	177	8,336	46
Total liabilities	997	903	31	177	508,587	46
Net Assets	$960,399	$876,228	$30,027	$176,536	$7,779,945	$43,939
Net Assets:
Accumulation unit values	$960,416	$876,200	$30,027	$176,536	$7,770,784	$43,939
Retained (payable) by ULICO in the Separate Account	(17)	28	-	-	9,161	-
Total Net Assets	$960,399	$876,228	$30,027	$176,536	$7,779,945	$43,939
Investments in Shares of the Portfolio, at cost	$890,798	$883,351	$30,149	$177,071	$7,779,945	$43,915

The accompanying notes are an integral part of these financial statements.

FSA-11

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2025

	EQ/PIMCO Total Return ESG Portfolio	EQ/PIMCO Ultra Short Bond Portfolio	EQ/Small Company Index Portfolio	EQ/Sustainable US Thematic Portfolio	EQ/T. Rowe Price Health Sciences Portfolio	EQ/Wellington Energy Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$2,281,339	$340,328	$530,997	$78,561	$103,618	$87,132
Receivable for shares of the Portfolio sold	2,347	347	545	80	107	90
Receivable for policy-related transactions	-	-	-	-	-	-
Total assets	2,283,686	340,675	531,542	78,641	103,725	87,222
Liabilities:
Payable for shares of the Portfolio purchased	-	-	-	-	-	-
Payable for policy-related transactions	2,345	347	545	80	107	90
Total liabilities	2,345	347	545	80	107	90
Net Assets	$2,281,341	$340,328	$530,997	$78,561	$103,618	$87,132
Net Assets:
Accumulation unit values	$2,281,337	$340,328	$530,988	$78,561	$103,619	$87,135
Retained (payable) by ULICO in the Separate Account	4	-	9	-	(1)	(3)
Total Net Assets	$2,281,341	$340,328	$530,997	$78,561	$103,618	$87,132
Investments in Shares of the Portfolio, at cost	$2,294,251	$346,581	$487,789	$81,614	$94,556	$84,883

The accompanying notes are an integral part of these financial statements.

FSA-12

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2025

Multimanager Technology Portfolio
Assets:
Investments in shares of the Portfolio, at fair value	$456,609
Receivable for shares of the Portfolio sold	470
Receivable for policy-related transactions	-
Total assets	457,079
Liabilities:
Payable for shares of the Portfolio purchased	-
Payable for policy-related transactions	470
Total liabilities	470
Net Assets	$456,609
Net Assets:
Accumulation unit values	$456,580
Retained (payable) by ULICO in the Separate Account	29
Total Net Assets	$456,609
Investments in Shares of the Portfolio, at cost	$445,276

The accompanying notes are an integral part of these financial statements.

FSA-13

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2025

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Separate Account and is further categorized by share class and contract charges:

Variable Investment Options	Contract Charge*	Share Class**	Unit Value	Units Outstanding
1290 VT High Yield Bond Portfolio	1.35%	Class IB	$10.31	66,692
1290 VT High Yield Bond Portfolio	0.40%	Class IB	$10.60	22,965
1290 VT Micro Cap Portfolio	0.40%	Class IB	$12.03	437
1290 VT Natural Resources Portfolio	1.35%	Class IB	$11.77	2,351
1290 VT Natural Resources Portfolio	0.40%	Class IB	$12.10	3,337
1290 VT Real Estate Portfolio	1.35%	Class IB	$6.31	32,052
1290 VT Real Estate Portfolio	0.40%	Class IB	$6.49	7,039
1290 VT Small Cap Value Portfolio	1.35%	Class IB	$14.45	9,827
1290 VT Small Cap Value Portfolio	0.40%	Class IB	$14.85	950
1290 VT SmartBeta Equity ESG Portfolio	1.35%	Class IB	$22.42	5,745
1290 VT Socially Responsible Portfolio	1.35%	Class IB	$27.72	7,660
1290 VT Socially Responsible Portfolio	0.40%	Class IB	$28.48	425
EQ/AB Dynamic Moderate Growth Portfolio	1.35%	Class IB	$15.05	5,766
EQ/AB Short Duration Government Bond Portfolio	1.35%	Class IB	$10.45	45,132
EQ/AB Short Duration Government Bond Portfolio	0.40%	Class IB	$10.74	16,838
EQ/AB Small Cap Growth Portfolio	1.35%	Class IB	$17.38	9,656
EQ/AB Small Cap Growth Portfolio	0.40%	Class IB	$17.85	2,104
EQ/Aggressive Allocation Portfolio	1.35%	Class B	$12.73	67,556
EQ/All Asset Growth Allocation Portfolio	1.35%	Class IB	$23.04	8,169
EQ/All Asset Growth Allocation Portfolio	0.40%	Class IB	$23.67	5,669
EQ/American Century Mid Cap Value Portfolio	1.35%	Class IB	$25.83	18,351
EQ/Conservative Allocation Portfolio	1.35%	Class B	$9.14	125,313
EQ/Emerging Markets Equity PLUS Portfolio	1.35%	Class IB	$12.03	9,444
EQ/Emerging Markets Equity PLUS Portfolio	0.40%	Class IB	$12.36	1,505
EQ/Equity 500 Index Portfolio	1.35%	Class IB	$99.61	91,429
EQ/Equity 500 Index Portfolio	0.40%	Class IB	$102.35	28,147
EQ/Fidelity Institutional AM® Large Cap Portfolio	1.35%	Class IB	$74.58	19,765
EQ/Fidelity Institutional AM® Large Cap Portfolio	0.40%	Class IB	$76.63	1,893
EQ/Franklin Rising Dividends Portfolio	1.35%	Class IB	$54.37	38,826
EQ/Franklin Rising Dividends Portfolio	0.40%	Class IB	$55.86	6,827
EQ/Goldman Sachs Growth Allocation Portfolio	1.35%	Class IB	$14.07	14,308
EQ/Goldman Sachs Growth Allocation Portfolio	0.40%	Class IB	$14.46	943
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	1.35%	Class IB	$12.26	7,023
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	0.40%	Class IB	$12.60	5,068
EQ/Intermediate Government Bond Portfolio	1.35%	Class IB	$10.10	71,393
EQ/Intermediate Government Bond Portfolio	0.40%	Class IB	$10.38	10,506
EQ/International Equity Index Portfolio	1.35%	Class IB	$14.38	34,238
EQ/International Equity Index Portfolio	0.40%	Class IB	$14.77	8,999
EQ/Invesco Global Portfolio	1.35%	Class IB	$34.43	15,133
EQ/Invesco Global Portfolio	0.40%	Class IB	$35.38	4,412

FSA-14

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
AS OF DECEMBER 31, 2025

Variable Investment Options	Contract Charge*	Share Class**	Unit Value	Units Outstanding
EQ/Invesco Global Real Assets Portfolio	1.35%	Class IB	$17.69	2,179
EQ/Janus Enterprise Portfolio	1.35%	Class IB	$25.47	38,968
EQ/Janus Enterprise Portfolio	0.40%	Class IB	$26.17	3,015
EQ/JPMorgan Value Opportunities Portfolio	1.35%	Class IB	$26.01	6,101
EQ/Large Cap Growth Index Portfolio	1.35%	Class IB	$33.28	69,507
EQ/Large Cap Growth Index Portfolio	0.40%	Class IB	$34.19	13,384
EQ/Large Cap Value Index Portfolio	1.35%	Class IB	$13.06	128,953
EQ/Large Cap Value Index Portfolio	0.40%	Class IB	$13.42	10,013
EQ/MFS International Growth Portfolio	1.35%	Class IB	$9.73	40,058
EQ/MFS International Growth Portfolio	0.40%	Class IB	$9.99	8,313
EQ/MFS Technology Portfolio	1.35%	Class IB	$48.38	9,358
EQ/MFS Technology Portfolio	0.40%	Class IB	$49.71	3,037
EQ/MFS Utilities Series Portfolio	1.35%	Class IB	$43.46	22,101
EQ/Mid Cap Index Portfolio	1.35%	Class IB	$18.58	46,255
EQ/Mid Cap Index Portfolio	0.40%	Class IB	$19.09	873
EQ/Moderate Allocation Portfolio	1.35%	Class B	$14.11	2,129
EQ/Moderate-Plus Allocation Portfolio	1.35%	Class B	$11.61	15,205
EQ/Money Market Portfolio	1.35%	Class IB	$1.08	1,905,193
EQ/Money Market Portfolio	0.40%	Class IB	$1.11	5,116,419
EQ/PIMCO Global Real Return Portfolio	1.35%	Class IB	$7.70	5,710
EQ/PIMCO Total Return ESG Portfolio	1.35%	Class IB	$10.25	162,387
EQ/PIMCO Total Return ESG Portfolio	0.40%	Class IB	$10.54	58,463
EQ/PIMCO Ultra Short Bond Portfolio	1.35%	Class IB	$10.80	9,311
EQ/PIMCO Ultra Short Bond Portfolio	0.40%	Class IB	$11.09	21,615
EQ/Small Company Index Portfolio	1.35%	Class IB	$13.91	35,944
EQ/Small Company Index Portfolio	0.40%	Class IB	$14.30	2,161
EQ/Sustainable US Thematic Portfolio	1.35%	Class IB	$11.55	5,577
EQ/Sustainable US Thematic Portfolio	0.40%	Class IB	$11.87	1,192
EQ/T. Rowe Price Health Sciences Portfolio	1.35%	Class IB	$70.91	1,415
EQ/T. Rowe Price Health Sciences Portfolio	0.40%	Class IB	$72.86	45
EQ/Wellington Energy Portfolio	1.35%	Class IB	$4.78	14,472
EQ/Wellington Energy Portfolio	0.40%	Class IB	$4.91	3,669
Multimanager Technology Portfolio	1.35%	Class IB	$52.15	6,363
Multimanager Technology Portfolio	0.40%	Class IB	$53.58	2,329

The accompanying notes are an integral part of these financial statements.

*	Contract charges reflect the annual mortality and expense risk related to the Variable Investment Options.
**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 1 of these financial statements.

FSA-15

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025

	1290 VT High Yield Bond Portfolio	1290 VT Micro Cap Portfolio	1290 VT Natural Resources Portfolio	1290 VT Real Estate Portfolio	1290 VT Small Cap Value Portfolio	1290 VT SmartBeta Equity ESG Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$36,812	$18	$1,777	$6,903	$1,856	$812
Expenses
Asset-based charges	6,845	4	447	2,347	1,334	1,352
Net Investment Income (Loss)	29,967	14	1,330	4,556	522	(540)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	9,075	576	1,122	5,988	1,973	2,382
Net realized gain distribution from the Portfolios	-	-	-	-	15,647	8,764
Net realized gain (loss)	9,075	576	1,122	5,988	17,620	11,146
Net change in unrealized appreciation (depreciation) of investments	(164)	(5)	12,012	5,613	(10,350)	913
Net Realized and Unrealized Gain (Loss) on Investments	8,911	571	13,134	11,601	7,270	12,059
Net Increase (Decrease) in Net Assets Resulting from Operations	$38,878	$585	$14,464	$16,157	$7,792	$11,519

The accompanying notes are an integral part of these financial statements.

FSA-16

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2025

	1290 VT Socially Responsible Portfolio	EQ/AB Dynamic Moderate Growth Portfolio	EQ/AB Short Duration Government Bond Portfolio	EQ/AB Small Cap Growth Portfolio	EQ/Aggressive Allocation Portfolio	EQ/All Asset Growth Allocation Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$778	$1,080	$24,117	$295	$11,808	$6,778
Expenses
Asset-based charges	1,920	1,026	5,766	1,681	5,817	2,617
Net Investment Income (Loss)	(1,142)	54	18,351	(1,386)	5,991	4,161
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	2,068	2,600	2,504	3,919	1,684	5,939
Net realized gain distribution from the Portfolios	16,076	6,708	-	18,829	49,064	15,939
Net realized gain (loss)	18,144	9,308	2,504	22,748	50,748	21,878
Net change in unrealized appreciation (depreciation) of investments	17,876	(188)	(3,915)	(5,743)	(1,442)	16,037
Net Realized and Unrealized Gain (Loss) on Investments	36,020	9,120	(1,411)	17,005	49,306	37,915
Net Increase (Decrease) in Net Assets Resulting from Operations	$34,878	$9,174	$16,940	$15,619	$55,297	$42,076

The accompanying notes are an integral part of these financial statements.

FSA-17

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2025

	EQ/American Century Mid Cap Value Portfolio	EQ/Conservative Allocation Portfolio	EQ/Emerging Markets Equity PLUS Portfolio	EQ/Equity 500 Index Portfolio	EQ/Fidelity Institutional AM® Large Cap Portfolio	EQ/Franklin Rising Dividends Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$6,958	$34,517	$2,613	$80,112	$4,831	$18,183
Expenses
Asset-based charges	4,570	5,982	1,196	92,577	12,887	23,931
Net Investment Income (Loss)	2,388	28,535	1,417	(12,465)	(8,056)	(5,748)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(486)	10,687	8,950	489,015	49,636	44,866
Net realized gain distribution from the Portfolios	32,812	8,383	-	292,846	91,963	92,581
Net realized gain (loss)	32,326	19,070	8,950	781,861	141,599	137,447
Net change in unrealized appreciation (depreciation) of investments	(92)	(29,097)	17,417	639,704	49,539	71,205
Net Realized and Unrealized Gain (Loss) on Investments	32,234	(10,027)	26,367	1,421,565	191,138	208,652
Net Increase (Decrease) in Net Assets Resulting from Operations	$34,622	$18,508	$27,784	$1,409,100	$183,082	$202,904

The accompanying notes are an integral part of these financial statements.

FSA-18

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2025

	EQ/Goldman Sachs Growth Allocation Portfolio	EQ/Goldman Sachs Moderate Growth Allocation Portfolio	EQ/Intermediate Government Bond Portfolio	EQ/International Equity Index Portfolio	EQ/Invesco Global Portfolio	EQ/Invesco Global Real Assets Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$4,492	$2,919	$24,891	$20,236	$-	$952
Expenses
Asset-based charges	2,216	914	8,070	4,795	4,701	310
Net Investment Income (Loss)	2,276	2,005	16,821	15,441	(4,701)	642
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	4,398	983	2,599	41,756	13,799	491
Net realized gain distribution from the Portfolios	8,428	2,341	-	-	81,847	1,460
Net realized gain (loss)	12,826	3,324	2,599	41,756	95,646	1,951
Net change in unrealized appreciation (depreciation) of investments	4,678	5,126	7,830	37,702	(35,582)	103
Net Realized and Unrealized Gain (Loss) on Investments	17,504	8,450	10,429	79,458	60,064	2,054
Net Increase (Decrease) in Net Assets Resulting from Operations	$19,780	$10,455	$27,250	$94,899	$55,363	$2,696

The accompanying notes are an integral part of these financial statements.

FSA-19

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2025

	EQ/Janus Enterprise Portfolio	EQ/JPMorgan Value Opportunities Portfolio	EQ/Large Cap Growth Index Portfolio	EQ/Large Cap Value Index Portfolio	EQ/MFS International Growth Portfolio	EQ/MFS Technology Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$-	$1,603	$-	$21,065	$4,314	$-
Expenses
Asset-based charges	10,185	1,641	23,302	17,878	4,167	4,128
Net Investment Income (Loss)	(10,185)	(38)	(23,302)	3,187	147	(4,128)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	21,006	(1,989)	96,260	36,121	12,896	44,450
Net realized gain distribution from the Portfolios	91,501	12,608	215,285	99,975	36,835	51,876
Net realized gain (loss)	112,507	10,619	311,545	136,096	49,731	96,326
Net change in unrealized appreciation (depreciation) of investments	(39,841)	9,202	66,767	68,176	12,267	(23,429)
Net Realized and Unrealized Gain (Loss) on Investments	72,666	19,821	378,312	204,272	61,998	72,897
Net Increase (Decrease) in Net Assets Resulting from Operations	$62,481	$19,783	$355,010	$207,459	$62,145	$68,769

The accompanying notes are an integral part of these financial statements.

FSA-20

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2025

	EQ/MFS Utilities Series Portfolio	EQ/Mid Cap Index Portfolio	EQ/Moderate Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio	EQ/Money Market Portfolio	EQ/PIMCO Global Real Return Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$22,885	$7,087	$702	$3,289	$131,516	$356
Expenses
Asset-based charges	10,222	9,043	399	2,022	25,945	219
Net Investment Income (Loss)	12,663	(1,956)	303	1,267	105,571	137
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	19,450	13,313	(885)	1,411	(545)	417
Net realized gain distribution from the Portfolios	10,825	50,483	1,662	13,114	39	-
Net realized gain (loss)	30,275	63,796	777	14,525	(506)	417
Net change in unrealized appreciation (depreciation) of investments	52,894	(9,110)	1,364	(2)	101	(38)
Net Realized and Unrealized Gain (Loss) on Investments	83,169	54,686	2,141	14,523	(405)	379
Net Increase (Decrease) in Net Assets Resulting from Operations	$95,832	$52,730	$2,444	$15,790	$105,166	$516

The accompanying notes are an integral part of these financial statements.

FSA-21

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2025

	EQ/PIMCO Total Return ESG Portfolio	EQ/PIMCO Ultra Short Bond Portfolio	EQ/Small Company Index Portfolio	EQ/Sustainable US Thematic Portfolio	EQ/T. Rowe Price Health Sciences Portfolio	EQ/Wellington Energy Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$92,161	$13,647	$4,261	$194	$-	$2,208
Expenses
Asset-based charges	16,661	2,073	4,995	832	1,129	553
Net Investment Income (Loss)	75,500	11,574	(734)	(638)	(1,129)	1,655
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	26,103	(13,020)	11,829	198	1,826	1,003
Net realized gain distribution from the Portfolios	-	-	17,269	6,417	1,679	-
Net realized gain (loss)	26,103	(13,020)	29,098	6,615	3,505	1,003
Net change in unrealized appreciation (depreciation) of investments	16,719	15,410	40,678	(2,687)	13,550	2,527
Net Realized and Unrealized Gain (Loss) on Investments	42,822	2,390	69,776	3,928	17,055	3,530
Net Increase (Decrease) in Net Assets Resulting from Operations	$118,322	$13,964	$69,042	$3,290	$15,926	$5,185

The accompanying notes are an integral part of these financial statements.

FSA-22

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2025

Multimanager Technology Portfolio
Income and Expenses:
Investment Income
Dividends from the Portfolios	$-
Expenses
Asset-based charges	3,371
Net Investment Income (Loss)	(3,371)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	29,688
Net realized gain distribution from the Portfolios	47,230
Net realized gain (loss)	76,918
Net change in unrealized appreciation (depreciation) of investments	9,351
Net Realized and Unrealized Gain (Loss) on Investments	86,269
Net Increase (Decrease) in Net Assets Resulting from Operations	$82,898

The accompanying notes are an integral part of these financial statements.

FSA-23

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	1290 VT High Yield Bond Portfolio		1290 VT Micro Cap Portfolio		1290 VT Natural Resources Portfolio		1290 VT Real Estate Portfolio		1290 VT Small Cap Value Portfolio		1290 VT SmartBeta Equity ESG Portfolio
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$29,967	$21,823	$14	$-	$1,330	$1,202	$4,556	$3,527	$522	$249	$(540)	$74
Net realized gain (loss)	9,075	$1,048	576	-	1,122	(213)	5,988	613	17,620	3,290	11,146	4,528
Net change in unrealized appreciation (depreciation) of investments	(164)	(12,305)	(5)	-	12,012	(4,209)	5,613	(6,595)	(10,350)	3,560	913	(721)
Net increase (decrease) in net assets resulting from operations	38,878	10,566	585	-	14,464	(3,220)	16,157	(2,455)	7,792	7,099	11,519	3,881
From Contract Owners Transactions:
Payments received from contract owners	421,796	279,100	-	-	12,328	3,511	52,806	68,912	84,110	27,890	19,655	32,695
Transfers between Variable Investment Options including guaranteed interest account, net	63,787	53,645	5,183	-	(2,193)	17,357	29,260	22,840	1,170	21,279	23,999	23,415
Redemptions for contract benefits and terminations	(11,555)	(4,066)	(506)	-	(1,589)	(1,421)	(2,912)	(3,531)	(136)	(32)	-	(5)
Contract maintenance charges	(1,399)	(555)	(5)	-	(110)	(75)	(419)	(223)	(207)	(87)	(220)	(115)
Net increase (decrease) in net assets resulting from contract owners transactions	472,629	328,124	4,672	-	8,436	19,372	78,735	87,998	84,937	49,050	43,434	55,990
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	823	(3,196)	(9)	-	(968)	978	1,042	(1,010)	(239)	230	8	(663)
Net Increase (Decrease) in Net Assets	512,330	335,494	5,248	-	21,932	17,130	95,934	84,533	92,490	56,379	54,961	59,208
Net Assets — Beginning of Year or Period	418,688	83,194	-	-	46,117	28,987	152,100	67,567	63,624	7,245	73,855	14,647
Net Assets — End of Year or Period	$931,018	$418,688	$5,248	$-	$68,049	$46,117	$248,034	$152,100	$156,114	$63,624	$128,816	$73,855

The accompanying notes are an integral part of these financial statements.

FSA-24

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	1290 VT Socially Responsible Portfolio		EQ/AB Dynamic Moderate Growth Portfolio		EQ/AB Short Duration Government Bond Portfolio		EQ/AB Small Cap Growth Portfolio		EQ/Aggressive Allocation Portfolio		EQ/All Asset Growth Allocation Portfolio
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(1,142)	$(22)	$54	$185	$18,351	$9,928	$(1,386)	$(828)	$5,991	$2,970	$4,161	$3,288
Net realized gain (loss)	18,144	1,562	9,308	3,790	2,504	226	22,748	11,719	50,748	16,520	21,878	5,283
Net change in unrealized appreciation (depreciation) of investments	17,876	(708)	(188)	978	(3,915)	(4,996)	(5,743)	(1,726)	(1,442)	8,965	16,037	(1,556)
Net increase (decrease) in net assets resulting from operations	34,878	832	9,174	4,953	16,940	5,158	15,619	9,165	55,297	28,455	42,076	7,015
From Contract Owners Transactions:
Payments received from contract owners	141,251	33,696	29,941	21,063	359,403	192,463	64,092	58,913	497,677	70,138	66,743	155,179
Transfers between Variable Investment Options including guaranteed interest account, net	16,739	(211)	310	(45)	(11,420)	11,721	5,151	3,147	1,006	7,855	(199)	(241)
Redemptions for contract benefits and terminations	(5,442)	11	(13,982)	22	(17,738)	(5,226)	(2,920)	(3,026)	-	(364)	(2,033)	-
Contract maintenance charges	(251)	(42)	(201)	(157)	(812)	(414)	(312)	(163)	(1,156)	(456)	(792)	(475)
Net increase (decrease) in net assets resulting from contract owners transactions	152,297	33,454	16,068	20,883	329,433	198,544	66,011	58,871	497,527	77,173	63,719	154,463
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	(3)	-	(29)	(92)	1,526	(1,504)	263	(505)	(1,208)	(5,207)	(136)	(1,431)
Net Increase (Decrease) in Net Assets	187,172	34,286	25,213	25,744	347,899	202,198	81,893	67,531	551,616	100,421	105,659	160,047
Net Assets — Beginning of Year or Period	37,256	2,970	61,546	35,802	304,484	102,286	123,449	55,918	308,131	207,710	216,697	56,650
Net Assets — End of Year or Period	$224,428	$37,256	$86,759	$61,546	$652,383	$304,484	$205,342	$123,449	$859,747	$308,131	$322,356	$216,697

The accompanying notes are an integral part of these financial statements.

FSA-25

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	EQ/American Century Mid Cap Value Portfolio		EQ/Conservative Allocation Portfolio		EQ/Emerging Markets Equity PLUS Portfolio		EQ/Equity 500 Index Portfolio		EQ/Fidelity Institutional AM® Large Cap Portfolio		EQ/Franklin Rising Dividends Portfolio
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$2,388	$1,092	$28,535	$4,306	$1,417	$1,071	$(12,465)	$3,245	$(8,056)	$(3,159)	$(5,748)	$(2,052)
Net realized gain (loss)	32,326	7,068	19,070	4,070	8,950	70	781,861	134,971	141,599	56,458	137,447	45,124
Net change in unrealized appreciation (depreciation) of investments	(92)	(3,863)	(29,097)	(3,502)	17,417	(3,099)	639,704	319,034	49,539	19,284	71,205	6,028
Net increase (decrease) in net assets resulting from operations	34,622	4,297	18,508	4,874	27,784	(1,958)	1,409,100	457,250	183,082	72,583	202,904	49,100
From Contract Owners Transactions:
Payments received from contract owners	327,098	55,333	918,864	152,664	49,721	60,828	5,112,926	3,326,776	701,557	420,599	956,060	1,001,076
Transfers between Variable Investment Options including guaranteed interest account, net	6,730	26,334	6,305	21,320	(7,678)	5,747	763,900	110,661	4,457	109,060	27,921	58,111
Redemptions for contract benefits and terminations	(13,496)	(5,171)	(5,284)	97	(6,914)	42	(265,020)	(74,057)	(88,606)	(12,943)	(88,393)	(17,434)
Contract maintenance charges	(552)	(182)	(1,288)	(340)	(284)	(138)	(15,469)	(6,238)	(2,026)	(856)	(2,887)	(1,550)
Net increase (decrease) in net assets resulting from contract owners transactions	319,780	76,314	918,597	173,741	34,845	66,479	5,596,337	3,357,142	615,382	515,860	892,701	1,040,203
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	(251)	(1,278)	2,489	(2,587)	80	(67)	(2,424)	1,211	385	(622)	1,352	(1,640)
Net Increase (Decrease) in Net Assets	354,151	79,333	939,594	176,028	62,709	64,454	7,003,013	3,815,603	798,849	587,821	1,096,957	1,087,663
Net Assets — Beginning of Year or Period	119,819	40,486	205,768	29,740	69,517	5,063	4,985,293	1,169,690	820,301	232,480	1,395,318	307,655
Net Assets — End of Year or Period	$473,970	$119,819	$1,145,362	$205,768	$132,226	$69,517	$11,988,306	$4,985,293	$1,619,150	$820,301	$2,492,275	$1,395,318

The accompanying notes are an integral part of these financial statements.

FSA-26

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	EQ/Goldman Sachs Growth Allocation Portfolio		EQ/Goldman Sachs Moderate Growth Allocation Portfolio		EQ/Intermediate Government Bond Portfolio		EQ/International Equity Index Portfolio		EQ/Invesco Global Portfolio		EQ/Invesco Global Real Assets Portfolio
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$2,276	$1,553	$2,005	$70	$16,821	$7,560	$15,441	$3,431	$(4,701)	$(1,487)	$642	$195
Net realized gain (loss)	12,826	5,129	3,324	35	2,599	236	41,756	138	95,646	13,723	1,951	133
Net change in unrealized appreciation (depreciation) of investments	4,678	5,907	5,126	425	7,830	(8,490)	37,702	(3,380)	(35,582)	(5,024)	103	(412)
Net increase (decrease) in net assets resulting from operations	19,780	12,589	10,455	530	27,250	(694)	94,899	189	55,363	7,212	2,696	(84)
From Contract Owners Transactions:
Payments received from contract owners	47,417	61,335	144,131	-	466,247	172,877	349,409	93,360	370,686	159,413	21,359	14,059
Transfers between Variable Investment Options including guaranteed interest account, net	3,690	2,765	(10,957)	(128)	(11,319)	166,560	21,043	23,992	39,101	35,371	169	(1,115)
Redemptions for contract benefits and terminations	(2,615)	(5,003)	(613)	3	(20,256)	(1,134)	(8,708)	(210)	(38,845)	(5,081)	(588)	6
Contract maintenance charges	(568)	(248)	(189)	(46)	(1,179)	(478)	(838)	(211)	(775)	(270)	(70)	(38)
Net increase (decrease) in net assets resulting from contract owners transactions	47,924	58,849	132,372	(171)	433,493	337,825	360,906	116,931	370,167	189,433	20,870	12,912
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	42	(87)	30	(36)	1,137	(971)	730	(678)	271	(323)	12	(17)
Net Increase (Decrease) in Net Assets	67,746	71,351	142,857	323	461,880	336,160	456,535	116,442	425,801	196,322	23,578	12,811
Net Assets — Beginning of Year or Period	147,194	75,843	7,076	6,753	368,290	32,130	168,658	52,216	251,336	55,014	14,954	2,143
Net Assets — End of Year or Period	$214,940	$147,194	$149,933	$7,076	$830,170	$368,290	$625,193	$168,658	$677,137	$251,336	$38,532	$14,954

The accompanying notes are an integral part of these financial statements.

FSA-27

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	EQ/Janus Enterprise Portfolio		EQ/JPMorgan Value Opportunities Portfolio		EQ/Large Cap Growth Index Portfolio		EQ/Large Cap Value Index Portfolio		EQ/MFS International Growth Portfolio		EQ/MFS Technology Portfolio
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(10,185)	$(5,431)	$(38)	$351	$(23,302)	$(10,200)	$3,187	$6,482	$147	$(82)	$(4,128)	$(1,955)
Net realized gain (loss)	112,507	48,688	10,619	9,267	311,545	106,207	136,096	52,570	49,731	15,913	96,326	27,358
Net change in unrealized appreciation (depreciation) of investments	(39,841)	(5,276)	9,202	(6,295)	66,767	106,732	68,176	(11,821)	12,267	(12,060)	(23,429)	17,222
Net increase (decrease) in net assets resulting from operations	62,481	37,981	19,783	3,323	355,010	202,739	207,459	47,231	62,145	3,771	68,769	42,625
From Contract Owners Transactions:
Payments received from contract owners	426,265	430,820	102,229	28,550	1,111,603	836,877	432,145	756,323	138,945	224,742	290,767	87,980
Transfers between Variable Investment Options including guaranteed interest account, net	(12,051)	3,150	(35,709)	37,686	(137,810)	217,155	189,651	76,100	(19,882)	15,762	18,891	34,530
Redemptions for contract benefits and terminations	(84,078)	(10,164)	(13,030)	(400)	(63,370)	(9,496)	(18,860)	(1,765)	(8,386)	(4,568)	(8,221)	(1,532)
Contract maintenance charges	(1,338)	(716)	(248)	(119)	(4,009)	(1,920)	(2,882)	(1,298)	(757)	(336)	(816)	(379)
Net increase (decrease) in net assets resulting from contract owners transactions	328,798	423,090	53,242	65,717	906,414	1,042,616	600,054	829,360	109,920	235,600	300,621	120,599
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	(419)	142	(433)	426	(3,078)	718	(2,849)	(898)	(3,478)	2,843	(749)	(1,284)
Net Increase (Decrease) in Net Assets	390,860	461,213	72,592	69,466	1,258,346	1,246,073	804,664	875,693	168,587	242,214	368,641	161,940
Net Assets — Beginning of Year or Period	680,575	219,362	86,134	16,668	1,512,372	266,299	1,014,318	138,625	304,083	61,869	235,100	73,160
Net Assets — End of Year or Period	$1,071,435	$680,575	$158,726	$86,134	$2,770,718	$1,512,372	$1,818,982	$1,014,318	$472,670	$304,083	$603,741	$235,100

The accompanying notes are an integral part of these financial statements.

FSA-28

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	EQ/MFS Utilities Series Portfolio		EQ/Mid Cap Index Portfolio		EQ/Moderate Allocation Portfolio		EQ/Moderate-Plus Allocation Portfolio		EQ/Money Market Portfolio		EQ/PIMCO Global Real Return Portfolio
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$12,663	$3,326	$(1,956)	$(291)	$303	$673	$1,267	$1,371	$105,571	$38,716	$137	$(18)
Net realized gain (loss)	30,275	7,607	63,796	31,930	777	1,383	14,525	8,924	(506)	3	417	1
Net change in unrealized appreciation (depreciation) of investments	52,894	22,011	(9,110)	(4,583)	1,364	(2,089)	(2)	(2,081)	101	(101)	(38)	(27)
Net increase (decrease) in net assets resulting from operations	95,832	32,944	52,730	27,056	2,444	(33)	15,790	8,214	105,166	38,618	516	(44)
From Contract Owners Transactions:
Payments received from contract owners	319,115	377,518	312,368	337,543	162,906	49,417	39,325	87,253	12,084,411	5,211,335	39,332	2,166
Transfers between Variable Investment Options including guaranteed interest account, net	11,785	9,435	49,137	11,688	(176,628)	(21,604)	9,280	(6,660)	(1,118,150)	(2,008,768)	79	99
Redemptions for contract benefits and terminations	(43,035)	(10,834)	(14,915)	(14,368)	(43)	6	(237)	(11,727)	(3,901,308)	(2,810,342)	(9)	-
Contract maintenance charges	(1,267)	(662)	(1,317)	(623)	(90)	(100)	(484)	(316)	(7,963)	(693)	(70)	(10)
Net increase (decrease) in net assets resulting from contract owners transactions	286,598	375,457	345,273	334,240	(13,855)	27,719	47,884	68,550	7,056,990	391,532	39,332	2,255
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	62	(704)	(1,432)	(216)	(219)	145	(773)	(902)	7,163	(648)	25	(27)
Net Increase (Decrease) in Net Assets	382,492	407,697	396,571	361,080	(11,630)	27,831	62,901	75,862	7,169,319	429,502	39,873	2,184
Net Assets — Beginning of Year or Period	577,907	170,210	479,657	118,577	41,657	13,826	113,635	37,773	610,626	181,124	4,066	1,882
Net Assets — End of Year or Period	$960,399	$577,907	$876,228	$479,657	$30,027	$41,657	$176,536	$113,635	$7,779,945	$610,626	$43,939	$4,066

The accompanying notes are an integral part of these financial statements.

FSA-29

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	EQ/PIMCO Total Return ESG Portfolio		EQ/PIMCO Ultra Short Bond Portfolio		EQ/Small Company Index Portfolio		EQ/Sustainable US Thematic Portfolio		EQ/T. Rowe Price Health Sciences Portfolio		EQ/Wellington Energy Portfolio
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$75,500	$44,534	$11,574	$34,435	$(734)	$760	$(638)	$(256)	$(1,129)	$(784)	$1,655	$348
Net realized gain (loss)	26,103	105	(13,020)	156	29,098	17,417	6,615	126	3,505	4,062	1,003	37
Net change in unrealized appreciation (depreciation) of investments	16,719	(40,243)	15,410	(20,813)	40,678	(2,047)	(2,687)	(366)	13,550	(6,001)	2,527	(34)
Net increase (decrease) in net assets resulting from operations	118,322	4,396	13,964	13,778	69,042	16,130	3,290	(496)	15,926	(2,723)	5,185	351
From Contract Owners Transactions:
Payments received from contract owners	765,859	643,150	220,177	118,655	226,483	173,694	1,601	36,504	3,595	48,895	47,686	19,720
Transfers between Variable Investment Options including guaranteed interest account, net	209,424	187,461	(22,373)	638,193	8,027	(1,071)	6,276	31,775	9,313	2,917	3,243	4,367
Redemptions for contract benefits and terminations	(89,869)	(19,048)	(667,412)	(619)	(3,355)	(105)	(136)	(32)	(1,191)	(580)	(925)	(5)
Contract maintenance charges	(3,269)	(1,526)	(361)	(804)	(795)	(323)	(139)	(82)	(228)	(113)	(133)	(73)
Net increase (decrease) in net assets resulting from contract owners transactions	882,145	810,037	(469,969)	755,425	230,360	172,195	7,602	68,165	11,489	51,119	49,871	24,009
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	8,507	(10,783)	138	(681)	(640)	462	65	(65)	17	(51)	(117)	115
Net Increase (Decrease) in Net Assets	1,008,974	803,650	(455,867)	768,522	298,762	188,787	10,957	67,604	27,432	48,345	54,939	24,475
Net Assets — Beginning of Year or Period	1,272,367	468,717	796,195	27,673	232,235	43,448	67,604	-	76,186	27,841	32,193	7,718
Net Assets — End of Year or Period	$2,281,341	$1,272,367	$340,328	$796,195	$530,997	$232,235	$78,561	$67,604	$103,618	$76,186	$87,132	$32,193

The accompanying notes are an integral part of these financial statements.

FSA-30

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Multimanager Technology Portfolio
	2025	2024
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$(3,371)	$(1,232)
Net realized gain (loss)	76,918	23,450
Net change in unrealized appreciation (depreciation) of investments	9,351	(3,296)
Net increase (decrease) in net assets resulting from operations	82,898	18,922
From Contract Owners Transactions:		-
Payments received from contract owners	125,795	89,778
Transfers between Variable Investment Options including guaranteed interest account, net	31,342	48,330
Redemptions for contract benefits and terminations	(1,871)	(1,014)
Contract maintenance charges	(671)	(351)
Net increase (decrease) in net assets resulting from contract owners transactions	154,595	136,743
Net increase (decrease) in amount retained (payable) by ULICO in the Separate Account	(2,375)	(4,663)
Net Increase (Decrease) in Net Assets	235,118	151,002
Net Assets — Beginning of Year or Period	221,491	70,489
Net Assets — End of Year or Period	$456,609	$221,491

The accompanying notes are an integral part of these financial statements.

FSA-31

UNIVERSAL LIFE SEPARATE ACCOUNT FORTUNE VII
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

The changes in units outstanding for the year ended December 31, 2025 and 2024 were as follows:

		12/31/2025			12/31/2024
Variable Investment Options	Share Class**	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
1290 VT High Yield Bond Portfolio	Class IB	134,070	87,437	46,633	51,561	17,358	34,203
1290 VT Micro Cap Portfolio	Class IB	438	1	437	-	-	-
1290 VT Natural Resources Portfolio	Class IB	16,551	15,658	893	13,323	11,406	1,917
1290 VT Real Estate Portfolio	Class IB	55,837	42,917	12,920	36,498	21,815	14,683
1290 VT Small Cap Value Portfolio	Class IB	10,750	4,548	6,202	4,485	535	3,950
1290 VT SmartBeta Equity ESG Portfolio	Class IB	6,851	4,810	2,041	3,542	644	2,898
1290 VT Socially Responsible Portfolio	Class IB	8,053	1,521	6,532	1,556	150	1,406
EQ/AB Dynamic Moderate Growth Portfolio	Class IB	3,678	2,486	1,192	2,325	651	1,674
EQ/AB Short Duration Government Bond Portfolio	Class IB	99,892	67,741	32,151	62,422	42,902	19,520
EQ/AB Small Cap Growth Portfolio	Class IB	8,289	4,185	4,104	5,476	1,702	3,774
EQ/Aggressive Allocation Portfolio	Class B	44,111	3,419	40,692	9,057	1,962	7,095
EQ/All Asset Growth Allocation Portfolio	Class IB	6,198	3,156	3,042	7,940	177	7,763
EQ/American Century Mid Cap Value Portfolio	Class IB	14,403	1,017	13,386	4,112	875	3,237
EQ/Conservative Allocation Portfolio	Class B	204,369	103,225	101,144	89,281	68,663	20,618
EQ/Emerging Markets Equity PLUS Portfolio	Class IB	11,359	8,030	3,329	8,174	1,123	7,051
EQ/Equity 500 Index Portfolio	Class IB	108,322	46,400	61,922	64,558	23,495	41,063
EQ/Fidelity Institutional AM® Large Cap Portfolio	Class IB	15,225	6,381	8,844	9,067	719	8,348
EQ/Franklin Rising Dividends Portfolio	Class IB	33,852	16,538	17,314	24,139	2,617	21,522
EQ/Goldman Sachs Growth Allocation Portfolio	Class IB	32,837	29,159	3,678	18,636	13,663	4,973
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Class IB	30,755	19,293	11,462	253	269	(16)
EQ/Intermediate Government Bond Portfolio	Class IB	110,543	66,624	43,919	46,212	11,597	34,615
EQ/International Equity Index Portfolio	Class IB	43,622	15,664	27,958	17,385	6,977	10,408
EQ/Invesco Global Portfolio	Class IB	20,588	9,343	11,245	6,997	773	6,224
EQ/Invesco Global Real Assets Portfolio	Class IB	1,305	94	1,211	978	147	831
EQ/Janus Enterprise Portfolio	Class IB	23,901	10,360	13,541	21,043	2,926	18,117
EQ/JPMorgan Value Opportunities Portfolio	Class IB	6,894	4,543	2,351	4,156	1,236	2,920
EQ/Large Cap Growth Index Portfolio	Class IB	104,287	73,864	30,423	74,792	34,328	40,464
EQ/Large Cap Value Index Portfolio	Class IB	213,607	162,426	51,181	152,718	78,026	74,692
EQ/MFS International Growth Portfolio	Class IB	43,719	32,106	11,613	46,358	17,635	28,723
EQ/MFS Technology Portfolio	Class IB	13,281	6,405	6,876	3,980	725	3,255
EQ/MFS Utilities Series Portfolio	Class IB	11,107	4,052	7,055	11,881	1,680	10,201
EQ/Mid Cap Index Portfolio	Class IB	52,329	32,310	20,019	30,800	11,094	19,706
EQ/Moderate Allocation Portfolio	Class B	16,086	17,152	(1,066)	8,934	6,868	2,066
EQ/Moderate-Plus Allocation Portfolio	Class B	18,477	13,966	4,511	14,538	7,581	6,957
EQ/Money Market Portfolio	Class IB	11,714,913	5,264,865	6,450,048	5,162,650	4,764,639	398,011
EQ/PIMCO Global Real Return Portfolio	Class IB	5,391	235	5,156	483	179	304
EQ/PIMCO Total Return ESG Portfolio	Class IB	343,622	255,871	87,751	231,888	147,594	84,294
EQ/PIMCO Ultra Short Bond Portfolio	Class IB	48,714	92,539	(43,825)	73,134	1,069	72,065
EQ/Small Company Index Portfolio	Class IB	41,754	22,136	19,618	26,461	11,760	14,701
EQ/Sustainable US Thematic Portfolio	Class IB	11,544	10,850	694	6,084	10	6,074
EQ/T. Rowe Price Health Sciences Portfolio	Class IB	738	542	196	813	11	802
EQ/Wellington Energy Portfolio	Class IB	33,644	22,911	10,733	13,043	7,518	5,525
Multimanager Technology Portfolio	Class IB	9,134	5,634	3,500	3,413	101	3,312

The accompanying notes are an integral part of these financial statements.

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 1 of these financial statements.

FSA-32

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

1.	Organization

Universal Life Separate Account Fortune VII (“the Separate Account”) is a separate account of Universal Life Insurance Company (“ULICO”), a wholly-owned subsidiary of Universal Insurance Company (“UNICO”), which in turn is a wholly-owned subsidiary of Universal Group, Inc. (“UGI”). ULICO is domiciled in Puerto Rico and is operating under the provision of the Puerto Rico Insurance Code. The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), starting operations on February 21, 2023.

The Separate Account offers Variable Investment Options (“VIOs”), also deemed Sub-accounts of the Separate Account, each of which invests in shares issued by the mutual funds portfolio of EQ Advisors Trust (“the Trust”). The Trust is a registered open-ended investment management company under the 1940 Act that sells shares of a portfolio (“Portfolio”) of mutual funds to separate accounts of insurance companies. The shares of the portfolios are registered under the Securities Act of 1933, as amended. The accompanying financial statements are those of the Variable Investment Options of the Separate Account. The Separate Account is used to fund benefits for variable annuities issued by ULICO for Universal VIA Generation Growth (the “Contract” or “Accumulator”) which provides for the accumulation of retirement savings. These annuities in the Accumulator Series, are offered with the same VIO as a nonqualified annuity for after-tax contributions only, or as an individual retirement annuity when used as an investment vehicle for certain qualified plans. Universal VIA Growth is offered under individual variable annuity forms.

The following VIOs are subaccounts of the Separate Account:

1290 VT High Yield Bond Portfolio	EQ/Invesco Global Portfolio
1290 VT Micro Cap Portfolio	EQ/Invesco Global Real Assets Portfolio
1290 VT Natural Resources Portfolio	EQ/Janus Enterprise Portfolio
1290 VT Real Estate Portfolio	EQ/JPMorgan Value Opportunities Portfolio
1290 VT Small Cap Value Portfolio	EQ/Large Cap Growth Index Portfolio
1290 VT SmartBeta Equity ESG Portfolio	EQ/Large Cap Value Index Portfolio
1290 VT Socially Responsible Portfolio	EQ/MFS International Growth Portfolio
EQ/AB Dynamic Moderate Growth Portfolio	EQ/MFS Technology Portfolio
EQ/AB Short Duration Government Bond Portfolio	EQ/MFS Utilities Series Portfolio
EQ/AB Small Cap Growth Portfolio	EQ/Mid Cap Index Portfolio
EQ/Aggressive Allocation Portfolio	EQ/Moderate Allocation Portfolio
EQ/All Asset Growth Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio
EQ/American Century Mid Cap Value Portfolio	EQ/Money Market Portfolio
EQ/Conservative Allocation Portfolio	EQ/PIMCO Global Real Return Portfolio
EQ/Emerging Markets Equity PLUS Portfolio	EQ/PIMCO Total Return ESG Portfolio
EQ/Equity 500 Index Portfolio	EQ/PIMCO Ultra Short Bond Portfolio
EQ/Fidelity Institutional AM® Large Cap Portfolio	EQ/Small Company Index Portfolio
EQ/Franklin Rising Dividends Portfolio	EQ/Sustainable US Thematic Portfolio
EQ/Goldman Sachs Growth Allocation Portfolio	EQ/T. Rowe Price Health Sciences Portfolio
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	EQ/Wellington Energy Portfolio
EQ/Intermediate Government Bond Portfolio	Multimanager Technology Portfolio
EQ/International Equity Index Portfolio

The assets in each VIO are invested in shares of a corresponding Portfolio of the Trust, which are offered by the Portfolios at net asset value and are categorized by the share class of each Portfolio. The Trust issues Class B and Class IB shares and are subject to fees for investment management, administration and other Portfolio expenses. The expenses related to each share class of the Portfolios are those borne by the specific unit classes of the VIOs.

FSA-33

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

1.	Organization (continued)

Under the Puerto Rico Insurance Code, the assets within the Separate Account are legally insulated from ULICO assets. The only shareholders of the Separate Account are contract holders (“Contract Owner”) of the Universal VIA Generation Growth annuity contract issued by ULICO. All Contracts are issued by ULICO and the assets of the Separate Account are the property of ULICO. However, the portion of the Separate Account’s assets attributable to the Contracts will not be charged with liabilities arising out of any other business ULICO may conduct.

The amount retained by ULICO in the Separate Account arises primarily from (1) contributions from ULICO, and (2) the portion, determined ratably, of the Separate Account’s investment results applicable to those assets in the Separate Account in excess of the net assets attributable to accumulation units. Amounts retained by ULICO are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by ULICO in the Separate Account may be transferred at any time by ULICO to its General Account (“General Account”).

Each VIO of the Separate Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. In the normal course of business, ULICO may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the VIOs of the Separate Account. Based on experience, the risk of material loss is expected to be remote.

2.	Significant Accounting Policies

The financial statements of the Separate Account are prepared in conformity with the accounting principles generally accepted in the United States of America (“GAAP”). The Separate Account follows investment company accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — Investment Companies.

Use of Estimates: In preparing the Separate Account’s financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Fiscal Year: The Separate Account fiscal year ends on December 31st each year. All references to years in these notes to the Financial Statements represent the calendar year then ended, except for year 2023, which represent the period since inception date of February 21st, 2023.

Investments in Shares of the Portfolios: Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the fair value of the underlying assets of the Portfolios less liabilities.

Investment Transactions and Investment Income: Investment transactions are recorded on the trade date. Dividend income and net realized gain distributions from the Portfolios are recorded on the ex-dividend date and automatically reinvested when paid.

Net realized gain (loss) on investments are gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis). For those redemptions resulting from VIO transfers, realized gains are automatically reinvested in the issued VIO option.

Due to and Due from: Receivable/payable for policy-related transactions represent amounts due to/from ULICO’s General Account. These are primarily related to premiums, surrenders, death benefits and amounts transferred among various Portfolios by Contract Owners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

FSA-34

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

2.	Significant Accounting Policies (continued)

Contract Payments and Transfers: Payments received from Contract Owners represent participant contributions under the Contracts reduced by deductions and charges, as applicable. Contract Owners may allocate amounts in their individual accounts to VIOs of the Separate Account.

Transfers between VIOs are amounts that participants have directed to be moved among Portfolios. The net assets of any VIO may not be less than the aggregate value of the Contract Owner accounts allocated to that VIO.

Redemptions for contract benefits and terminations represent payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

Segment Reporting: Each Subaccount within the Separate Account represents a single operating segment pursuant to FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. The financial information in the form of the VIO’s portfolio composition, total return, expense ratios and changes in net assets (i.e. changes in net assets resulting from operations, subscriptions and redemptions) is reviewed by the VIOs’ chief operating decision maker (CODM) to assess the VIOs’ performance in comparison to the VIOs’ benchmarks and to make resource allocation decisions for the VIOs’ single segment is consistent with the information presented in these financial statements. The Principal Executive Officer and the Portfolio Construction Manager act as the CODM of the VIO. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant expenses are listed on the accompanying Statement of Operations

Adopted accounting standards: In March 2024, the FASB issued ASU 2024-02, Codification Improvements – Amendments to Remove References to Concepts Statements, to facilitate Accounting Standards Codification (the “Codification”) updates for technical corrections such as conforming amendments, clarifications to guidance, simplifications to wording or structure of guidance, and other minor improvements. The amendments in this update are effective for annual periods beginning after December 15, 2025. Entities are permitted to early adopt these amendments. The Separate Account adopted this guidance as of December 31, 2025, which had no material impact to these financial statements.

Corrections and reclassifications to comparative information: Certain financial highlights for the periods ended December 31, 2024 and 2023 have been revised to correct errors related supplementary financial highlight information. During the preparation of the Separate Account’s financial statements for the year ended December 31, 2025, the Separate Account identified errors in certain financial highlights previously presented for the periods ended December 31, 2024 and 2023. The errors mainly related to the allocation of capital distributions received from the VIOs at the unit level. The corrections resulted in changes to certain financial highlight metrics, including accumulation unit value, account value, total return, and investment income ratios, for certain VIOs. Additionally, certain reclassifications were made with respect to the bifurcation of dividends from the portfolios and net realized gain distributions from the portfolios which are recognized within net investment income (loss) and net realized gain (loss) in the statements of changes in net assets. These revisions and reclassifications affected only supplementary financial information included in the financial highlights and did not impact the Separate Account’s net assets, net asset value, and the results of operations. Accordingly, the revisions did not require a restatement of the Separate Account’s previously issued financial statements.

FSA-35

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

3.	Investment Valuation

Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

VIOs of the Separate Account have been classified as Level 1 at December 31,2025. There were no transfers to Level 3 during the year.

4.	Purchases and Sales of Portfolios

The cost of purchases and proceeds from sales of Portfolio shares for the period for the year ended December 31, 2025 were as follows:

Variable Investment Options	Purchases	Sales
1290 VT High Yield Bond Portfolio	$875,249	$371,829
1290 VT Micro Cap Portfolio	$17,965	$13,288
1290 VT Natural Resources Portfolio	$40,481	$31,682
1290 VT Real Estate Portfolio	$138,129	$53,797
1290 VT Small Cap Value Portfolio	$131,779	$30,912
1290 VT SmartBeta Equity ESG Portfolio	$66,832	$15,166
1290 VT Socially Responsible Portfolio	$185,957	$18,728
EQ/AB Dynamic Moderate Growth Portfolio	$39,758	$16,957
EQ/AB Short Duration Government Bond Portfolio	$497,645	$148,334
EQ/AB Small Cap Growth Portfolio	$109,871	$26,152
EQ/Aggressive Allocation Portfolio	$566,143	$14,769
EQ/All Asset Growth Allocation Portfolio	$127,140	$43,456
EQ/American Century Mid Cap Value Portfolio	$408,628	$53,899
EQ/Conservative Allocation Portfolio	$2,195,091	$1,237,087
EQ/Emerging Markets Equity PLUS Portfolio	$85,968	$49,627
EQ/Equity 500 Index Portfolio	$7,908,586	$2,034,289
EQ/Fidelity Institutional AM® Large Cap Portfolio	$987,121	$287,443
EQ/Franklin Rising Dividends Portfolio	$1,365,043	$384,154
EQ/Goldman Sachs Growth Allocation Portfolio	$82,640	$23,970

FSA-36

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

4.	Purchases and Sales of Portfolios (continued)

Variable Investment Options	Purchases	Sales
EQ/Goldman Sachs Moderate Growth Allocation Portfolio	$157,867	$21,119
EQ/Intermediate Government Bond Portfolio	$667,044	$215,594
EQ/International Equity Index Portfolio	$606,741	$229,665
EQ/Invesco Global Portfolio	$680,846	$233,263
EQ/Invesco Global Real Assets Portfolio	$27,711	$4,726
EQ/Janus Enterprise Portfolio	$689,551	$279,854
EQ/JPMorgan Value Opportunities Portfolio	$160,281	$94,902
EQ/Large Cap Growth Index Portfolio	$1,617,973	$522,655
EQ/Large Cap Value Index Portfolio	$1,006,740	$306,372
EQ/MFS International Growth Portfolio	$242,304	$98,880
EQ/MFS Technology Portfolio	$515,477	$167,857
EQ/MFS Utilities Series Portfolio	$504,839	$194,689
EQ/Mid Cap Index Portfolio	$543,032	$150,663
EQ/Moderate Allocation Portfolio	$190,923	$203,032
EQ/Moderate-Plus Allocation Portfolio	$92,573	$31,081
EQ/Money Market Portfolio	$16,466,081	$9,296,320
EQ/PIMCO Global Real Return Portfolio	$79,013	$39,518
EQ/PIMCO Total Return ESG Portfolio	$1,531,333	$565,182
EQ/PIMCO Ultra Short Bond Portfolio	$370,269	$828,527
EQ/Small Company Index Portfolio	$403,898	$157,644
EQ/Sustainable US Thematic Portfolio	$15,135	$1,689
EQ/T. Rowe Price Health Sciences Portfolio	$32,851	$20,795
EQ/Wellington Energy Portfolio	$76,033	$24,624
Multimanager Technology Portfolio	$334,875	$138,797

5.	Expenses and Related Party Transactions

Certain officers of the Separate Account are also officers, or employees of UGI or its affiliates. None of the Separate Account’s officers receive compensation from the Separate Account.

Certain charges made directly against the net assets of the Separate Account and are reflected daily in the computation of the unit values of the Contracts are charged by ULICO. These charges are included in “asset-based charges” in the accompanying statement of operations. Under the Contracts, ULICO charges the account for the following:

Contracts	Mortality and expense charge
VIA Generation Growth	1.35%
VIA Generation Growth ADV	0.40%

FSA-37

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

6.	Contract Maintenance Charges

The following administrative charges are deducted from the Contract Owners’ account value as a redemption of units and are included as contract maintenance charges in the statements of changes in net assets:

Contract Maintenance Fee:

Administrative expenses are assessed on each contract anniversary following the first contract date anniversary, provided the account value is less than $100,000. If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, the charge will be the pro rata portion for that year. The administrative expense charge by classes are as follow:

	VIA Generation Growth	VIA Generation Growth ADV
Administrative Expenses (Annual Contract Maintenance Fee)	$50	$50

Annual Tax Charge:

ULICO deducts on an annual basis from each variable account a Puerto Rico tax equal to 0.10% of the asset value of the variable account as of December 31 of each calendar year. This tax is payable to the Puerto Rico Treasury Department by ULICO pursuant to Section 1023.01 of the Puerto Rico Internal Revenue Code of 2011, as amended (the “P.R. Code”).

The annual tax charges are deducted as unit liquidation from account value and are included in the statement of changes in net assets as part of contract maintenance charges.

Withdrawal charges:

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. While for VIA Generation Growth ADV class there is no withdrawal charge, the following table shows the withdrawal charge as a percentage contribution for the VIA Generation Growth class:

Withdrawal charge as a % of contributions for each year following the contribution
Year	1	2	3	4	5	6
VIA Generation Growth	7%	7%	6%	6%	5%	3%(1)

(1)	Charge does not apply in the 7th and subsequent years following contribution.

The withdrawal charges are deducted as unit liquidation from account value and are included in the statement of changes in net assets as part of redemptions for contract benefits and terminations.

7.	Financial Highlights

The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. The lowest and the highest contract charge represents the contract expenses that consist of mortality and expense charges. This ratio includes only those expenses that result in direct reduction to unit value. Charges made directly to Contract Owner account through the redemption of units and expenses of the respective Portfolios have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contract Owners may not have selected all available and applicable contract options.

FSA-38

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

7.	Financial Highlights (continued)

Contract charges and related unit values and total returns for the year ended on December 31, 2023, represent the annualized figures of the result of operations from the period of each VIO’s inception to December 31, 2023.

		Unit Value	Units Outstanding	Accumulation Unit Values	Investment Income Ratio [A]	Total Return [B]
1290 VT High Yield Bond Portfolio
2023	Highest contract charge 1.35% Class IB	$9.16				10.10%
	All contract charges		8,821	$80,814	12.10%
2024	Lowest contract charge 0.40% Class IB	$9.89				7.03%
	Highest contract charge 1.35% Class IB	$9.72				6.11%
	All contract charges		43,024	$419,505	11.60%
2025	Lowest contract charge 0.40% Class IB	$10.60				7.18%
	Highest contract charge 1.35% Class IB	$10.31				6.07%
	All contract charges		89,656	$931,013	5.58%
1290 VT Micro Cap Portfolio
2025	Lowest contract charge 0.40% Class IB	$12.03				15.90%
	All contract charges		437	$5,257	0.47%
1290 VT Natural Resources Portfolio
2023	Lowest contract charge 0.40% Class IB	$10.08				0.80%
	Highest contract charge 1.35% Class IB	$10.00				0.00%
	All contract charges		2,879	$28,998	11.10%
2024	Lowest contract charge 0.40% Class IB	$9.49				-5.85%
	Highest contract charge 1.35% Class IB	$9.32				-6.80%
	All contract charges		4,796	$45,148	4.03%
2025	Lowest contract charge 0.40% Class IB	$12.10				27.50%
	Highest contract charge 1.35% Class IB	$11.77				26.29%
	All contract charges		5,688	$68,049	3.06%
1290 VT Real Estate Portfolio
2023	Lowest contract charge 0.40% Class IB	$5.91				3.87%
	Highest contract charge 1.35% Class IB	$5.87				3.16%
	All contract charges		11,488	$67,598	5.62%
2024	Lowest contract charge 0.40% Class IB	$5.94				0.51%
	Highest contract charge 1.35% Class IB	$5.83				-0.68%
	All contract charges		26,171	$153,142	4.76%
2025	Lowest contract charge 0.40% Class IB	$6.49				9.26%
	Highest contract charge 1.35% Class IB	$6.31				8.23%
	All contract charges		39,092	$248,034	3.40%
1290 VT Small Cap Value Portfolio
2023	Highest contract charge 1.35% Class IB	$11.58				1.85%
	All contract charges		625	$7,236	1.98%
2024	Lowest contract charge 0.40% Class IB	$14.05				20.29%
	Highest contract charge 1.35% Class IB	$13.81				19.26%
	All contract charges		4,575	$63,385	2.14%
2025	Lowest contract charge 0.40% Class IB	$14.85				5.69%
	Highest contract charge 1.35% Class IB	$14.45				4.63%
	All contract charges		10,777	$156,114	1.67%

FSA-39

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

7.	Financial Highlights (continued)

		Unit Value	Units Outstanding	Accumulation Unit Values	Investment Income Ratio [A]	Total Return [B]
1290 VT SmartBeta Equity ESG Portfolio
2023	Highest contract charge 1.35% Class IB	$17.37				12.14%
	All contract charges		805	$13,992	2.08%
2024	Highest contract charge 1.35% Class IB	$19.94				14.80%
	All contract charges		3,704	$73,863	1.58%
2025	Highest contract charge 1.35% Class IB	$22.42				12.44%
	All contract charges		5,745	$128,816	0.78%
1290 VT Socially Responsible Portfolio
2023	Highest contract charge 1.35% Class IB	$19.97				20.08%
	All contract charges		149	$2,967	0.99%
2024	Highest contract charge 1.35% Class IB	$23.97				20.03%
	All contract charges		1,554	$37,252	1.18%
2025	Lowest contract charge 0.40% Class IB	$28.48				16.72%
	Highest contract charge 1.35% Class IB	$27.72				15.64%
	All contract charges		8,086	$224,428	0.53%
EQ/AB Dynamic Moderate Growth Portfolio
2023	Highest contract charge 1.35% Class IB	$12.30				8.66%
	All contract charges		2,900	$35,679	1.62%
2024	Highest contract charge 1.35% Class IB	$13.45				9.35%
	All contract charges		4,574	$61,516	1.73%
2025	Highest contract charge 1.35% Class IB	$15.05				11.90%
	All contract charges		5,766	$86,759	1.38%
EQ/AB Short Duration Government Bond Portfolio
2023	Lowest contract charge 0.40% Class IB	$9.95				3.54%
	Highest contract charge 1.35% Class IB	$9.87				2.71%
	All contract charges		10,299	$102,309	8.16%
2024	Lowest contract charge 0.40% Class IB	$10.35				4.02%
	Highest contract charge 1.35% Class IB	$10.17				3.04%
	All contract charges		29,819	$306,010	7.26%
2025	Lowest contract charge 0.40% Class IB	$10.74				3.77%
	Highest contract charge 1.35% Class IB	$10.45				2.75%
	All contract charges		61,970	$652,383	4.35%
EQ/AB Small Cap Growth Portfolio
2023	Highest contract charge 1.35% Class IB	$14.34				8.64%
	All contract charges		3,882	$55,683	0.42%
2024	Lowest contract charge 0.40% Class IB	$16.41				13.49%
	Highest contract charge 1.35% Class IB	$16.12				12.41%
	All contract charges		7,656	$123,719	0.37%
2025	Lowest contract charge 0.40% Class IB	$17.85				8.78%
	Highest contract charge 1.35% Class IB	$17.38				7.82%
	All contract charges		11,760	$205,351	0.20%

FSA-40

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

7.	Financial Highlights (continued)

		Unit Value	Units Outstanding	Accumulation Unit Values	Investment Income Ratio [A]	Total Return [B]
EQ/Aggressive Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$10.18				11.38%
	All contract charges		19,769	$201,296	4.42%
2024	Highest contract charge 1.35% Class IB	$11.43				12.28%
	All contract charges		26,864	$306,923	2.50%
2025	Highest contract charge 1.35% Class IB	$12.73				11.37%
	All contract charges		67,556	$859,747	2.55%
EQ/All Asset Growth Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$18.17				9.00%
	All contract charges		3,032	$55,082	9.84%
2024	Lowest contract charge 0.40% Class IB	$20.28				10.76%
	Highest contract charge 1.35% Class IB	$19.92				9.63%
	All contract charges		10,796	$216,560	4.00%
2025	Lowest contract charge 0.40% Class IB	$23.67				16.72%
	Highest contract charge 1.35% Class IB	$23.04				15.66%
	All contract charges		13,838	$322,356	2.46%
EQ/American Century Mid Cap Value Portfolio
2023	Highest contract charge 1.35% Class IB	$22.53				0.85%
	All contract charges		1,729	$38,953	3.08%
2024	Highest contract charge 1.35% Class IB	$24.08				6.88%
	All contract charges		4,966	$119,564	2.79%
2025	Highest contract charge 1.35% Class IB	$25.83				7.27%
	All contract charges		18,351	$473,967	2.07%
EQ/Conservative Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$8.35				5.56%
	All contract charges		3,551	$29,642	10.16%
2024	Highest contract charge 1.35% Class IB	$8.62				3.23%
	All contract charges		24,169	$208,258	4.53%
2025	Highest contract charge 1.35% Class IB	$9.14				6.03%
	All contract charges		125,313	$1,145,363	7.38%
EQ/Emerging Markets Equity PLUS Portfolio
2023	Highest contract charge 1.35% Class IB	$8.90				5.20%
	All contract charges		570	$5,075	6.61%
2024	Highest contract charge 1.35% Class IB	$9.13				2.58%
	All contract charges		7,620	$69,596	5.12%
2025	Lowest contract charge 0.40% Class IB	$12.36				32.90%
	Highest contract charge 1.35% Class IB	$12.03				31.76%
	All contract charges		10,949	$132,225	2.67%

FSA-41

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

7.	Financial Highlights (continued)

		Unit Value	Units Outstanding	Accumulation Unit Values	Investment Income Ratio [A]	Total Return [B]
EQ/Equity 500 Index Portfolio
2023	Lowest contract charge 0.40% Class IB	$70.80				20.02%
	Highest contract charge 1.35% Class IB	$70.23				19.05%
	All contract charges		16,591	$1,168,232	2.62%
2024	Lowest contract charge 0.40% Class IB	$87.66				23.81%
	Highest contract charge 1.35% Class IB	$86.13				22.64%
	All contract charges		57,654	$4,982,622	1.35%
2025	Lowest contract charge 0.40% Class IB	$102.35				16.76%
	Highest contract charge 1.35% Class IB	$99.61				15.65%
	All contract charges		119,576	$11,988,065	0.97%
EQ/Fidelity Institutional AM® Large Cap Portfolio
2023	Highest contract charge 1.35% Class IB	$52.00				22.09%
	All contract charges		4,466	$232,241	0.91%
2024	Lowest contract charge 0.40% Class IB	$65.01				23.99%
	Highest contract charge 1.35% Class IB	$63.88				22.85%
	All contract charges		12,814	$820,685	0.62%
2025	Lowest contract charge 0.40% Class IB	$76.63				17.87%
	Highest contract charge 1.35% Class IB	$74.58				16.75%
	All contract charges		21,658	$1,619,152	0.44%
EQ/Franklin Rising Dividends Portfolio
2023	Highest contract charge 1.35% Class IB	$45.09				9.90%
	All contract charges		6,817	$307,364	2.20%
2024	Lowest contract charge 0.40% Class IB	$50.16				10.36%
	Highest contract charge 1.35% Class IB	$49.28				9.29%
	All contract charges		28,339	$1,396,668	1.23%
2025	Lowest contract charge 0.40% Class IB	$55.86				11.36%
	Highest contract charge 1.35% Class IB	$54.37				10.33%
	All contract charges		45,653	$2,492,275	0.95%
EQ/Goldman Sachs Growth Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$11.48				11.13%
	All contract charges		6,600	$75,787	2.95%
2024	Highest contract charge 1.35% Class IB	$12.72				10.80%
	All contract charges		11,573	$147,225	2.67%
2025	Lowest contract charge 0.40% Class IB	$14.46				11.66%
	Highest contract charge 1.35% Class IB	$14.07				10.61%
	All contract charges		15,251	$214,930	2.53%
EQ/Goldman Sachs Moderate Growth Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$10.46				8.84%
	All contract charges		645	$6,746	4.27%
2024	Highest contract charge 1.35% Class IB	$11.30				8.03%
	All contract charges		629	$7,105	2.43%
2025	Lowest contract charge 0.40% Class IB	$12.60				9.57%
	Highest contract charge 1.35% Class IB	$12.26				8.50%
	All contract charges		12,091	$149,933	2.86%

FSA-42

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

7.	Financial Highlights (continued)

		Unit Value	Units Outstanding	Accumulation Unit Values	Investment Income Ratio [A]	Total Return [B]
EQ/Intermediate Government Bond Portfolio
2023	Highest contract charge 1.35% Class IB	$9.59				2.90%
	All contract charges		3,364	$32,275	8.70%
2024	Lowest contract charge 0.40% Class IB	$9.86				1.96%
	Highest contract charge 1.35% Class IB	$9.69				1.04%
	All contract charges		37,979	$369,407	6.72%
2025	Lowest contract charge 0.40% Class IB	$10.38				5.27%
	Highest contract charge 1.35% Class IB	$10.10				4.23%
	All contract charges		81,899	$830,150	3.68%
EQ/International Equity Index Portfolio
2023	Highest contract charge 1.35% Class IB	$10.71				9.62%
	All contract charges		4,871	$52,172	10.11%
2024	Highest contract charge 1.35% Class IB	$11.08				3.45%
	All contract charges		15,279	$169,293	4.45%
2025	Lowest contract charge 0.40% Class IB	$14.77				30.94%
	Highest contract charge 1.35% Class IB	$14.38				29.78%
	All contract charges		43,236	$625,098	5.07%
EQ/Invesco Global Portfolio
2023	Highest contract charge 1.35% Class IB	$26.47				23.98%
	All contract charges		2,076	$54,956	0.00%
2024	Lowest contract charge 0.40% Class IB	$30.78				15.37%
	Highest contract charge 1.35% Class IB	$30.24				14.24%
	All contract charges		8,300	$251,602	0.00%
2025	Lowest contract charge 0.40% Class IB	$35.38				14.94%
	Highest contract charge 1.35% Class IB	$34.43				13.86%
	All contract charges		19,545	$677,133	0.00%
EQ/Invesco Global Real Assets Portfolio
2023	Highest contract charge 1.35% Class IB	$15.63				2.90%
	All contract charges		137	$2,138	12.77%
2024	Highest contract charge 1.35% Class IB	$15.46				-1.09%
	All contract charges		968	$14,966	3.24%
2025	Highest contract charge 1.35% Class IB	$17.69				14.42%
	All contract charges		2,179	$38,532	4.14%
EQ/Janus Enterprise Portfolio
2023	Highest contract charge 1.35% Class IB	$21.22				6.47%
	All contract charges		10,326	$219,082	0.07%
2024	Lowest contract charge 0.40% Class IB	$24.32				13.70%
	Highest contract charge 1.35% Class IB	$23.89				12.58%
	All contract charges		28,442	$680,152	0.02%
2025	Lowest contract charge 0.40% Class IB	$26.17				7.61%
	Highest contract charge 1.35% Class IB	$25.47				6.61%
	All contract charges		41,983	$1,071,433	0.00%

FSA-43

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

7.	Financial Highlights (continued)

		Unit Value	Units Outstanding	Accumulation Unit Values	Investment Income Ratio [A]	Total Return [B]
EQ/JPMorgan Value Opportunities Portfolio
2023	Highest contract charge 1.35% Class IB	$20.07				5.41%
	All contract charges		830	$16,649	2.31%
2024	Highest contract charge 1.35% Class IB	$22.85				13.85%
	All contract charges		3,750	$85,688	2.12%
2025	Highest contract charge 1.35% Class IB	$26.01				13.83%
	All contract charges		6,101	$158,714	1.26%
EQ/Large Cap Growth Index Portfolio
2023	Lowest contract charge 0.40% Class IB	$22.12				31.67%
	Highest contract charge 1.35% Class IB	$21.94				30.60%
	All contract charges		12,003	$263,734	0.57%
2024	Lowest contract charge 0.40% Class IB	$29.15				31.78%
	Highest contract charge 1.35% Class IB	$28.64				30.54%
	All contract charges		52,467	$1,509,089	0.05%
2025	Lowest contract charge 0.40% Class IB	$34.19				17.29%
	Highest contract charge 1.35% Class IB	$33.28				16.20%
	All contract charges		82,891	$2,770,515	0.00%
EQ/Large Cap Value Index Portfolio
2023	Lowest contract charge 0.40% Class IB	$10.36				7.80%
	Highest contract charge 1.35% Class IB	$10.28				6.97%
	All contract charges		13,092	$134,862	3.89%
2024	Lowest contract charge 0.40% Class IB	$11.71				13.03%
	Highest contract charge 1.35% Class IB	$11.51				11.96%
	All contract charges		87,784	$1,011,454	2.40%
2025	Lowest contract charge 0.40% Class IB	$13.42				14.60%
	Highest contract charge 1.35% Class IB	$13.06				13.47%
	All contract charges		138,966	$1,818,969	1.46%
EQ/MFS International Growth Portfolio
2023	Lowest contract charge 0.40% Class IB	$7.65				7.90%
	Highest contract charge 1.35% Class IB	$7.59				7.05%
	All contract charges		8,036	$61,225	2.75%
2024	Lowest contract charge 0.40% Class IB	$8.29				8.37%
	Highest contract charge 1.35% Class IB	$8.15				7.38%
	All contract charges		36,758	$300,596	1.15%
2025	Lowest contract charge 0.40% Class IB	$9.99				20.51%
	Highest contract charge 1.35% Class IB	$9.73				19.39%
	All contract charges		48,371	$472,662	1.16%
EQ/MFS Technology Portfolio
2023	Highest contract charge 1.35% Class IB	$31.43				40.69%
	All contract charges		2,263	$71,132	0.00%
2024	Lowest contract charge 0.40% Class IB	$42.94				35.50%
	Highest contract charge 1.35% Class IB	$42.19				34.23%
	All contract charges		5,518	$234,357	0.00%
2025	Lowest contract charge 0.40% Class IB	$49.71				15.77%
	Highest contract charge 1.35% Class IB	$48.38				14.67%
	All contract charges		12,395	$603,746	0.00%

FSA-44

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

7.	Financial Highlights (continued)

		Unit Value	Units Outstanding	Accumulation Unit Values	Investment Income Ratio [A]	Total Return [B]
EQ/MFS Utilities Series Portfolio
2023	Highest contract charge 1.35% Class IB	$35.01				-1.41%
	All contract charges		4,844	$169,583	4.92%
2024	Highest contract charge 1.35% Class IB	$38.42				9.74%
	All contract charges		15,045	$577,984	2.34%
2025	Highest contract charge 1.35% Class IB	$43.46				13.12%
	All contract charges		22,101	$960,416	2.95%
EQ/Mid Cap Index Portfolio
2023	Highest contract charge 1.35% Class IB	$15.79				6.83%
	All contract charges		7,403	$116,900	1.93%
2024	Lowest contract charge 0.40% Class IB	$17.95				12.75%
	Highest contract charge 1.35% Class IB	$17.63				11.65%
	All contract charges		27,109	$478,196	1.30%
2025	Lowest contract charge 0.40% Class IB	$19.09				6.35%
	Highest contract charge 1.35% Class IB	$18.58				5.39%
	All contract charges		47,127	$876,200	1.01%
EQ/Moderate Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$12.18				7.88%
	All contract charges		1,129	$13,751	5.53%
2024	Highest contract charge 1.35% Class IB	$12.97				6.49%
	All contract charges		3,195	$41,438	4.08%
2025	Highest contract charge 1.35% Class IB	$14.11				8.79%
	All contract charges		2,129	$30,027	2.30%
EQ/Moderate-Plus Allocation Portfolio
2023	Highest contract charge 1.35% Class IB	$9.66				9.65%
	All contract charges		3,738	$36,098	2.73%
2024	Highest contract charge 1.35% Class IB	$10.55				9.21%
	All contract charges		10,695	$112,862	2.83%
2025	Highest contract charge 1.35% Class IB	$11.61				10.05%
	All contract charges		15,205	$176,536	2.11%
EQ/Money Market Portfolio
2023	Lowest contract charge 0.40% Class IB	$1.04				4.00%
	Highest contract charge 1.35% Class IB	$1.03				3.00%
	All contract charges		173,553	$178,480	5.35%
2024	Lowest contract charge 0.40% Class IB	$1.08				3.85%
	Highest contract charge 1.35% Class IB	$1.06				2.91%
	All contract charges		571,564	$608,630	4.97%
2025	Lowest contract charge 0.40% Class IB	$1.11				2.78%
	Highest contract charge 1.35% Class IB	$1.08				1.89%
	All contract charges		7,021,612	$7,770,784	3.32%
EQ/PIMCO Global Real Return Portfolio
2023	Highest contract charge 1.35% Class IB	$7.51				2.74%
	All contract charges		250	$1,881	4.73%
2024	Highest contract charge 1.35% Class IB	$7.39				-1.60%
	All contract charges		554	$4,092	0.75%
2025	Highest contract charge 1.35% Class IB	$7.70				4.19%
	All contract charges		5,710	$43,939	2.07%

FSA-45

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

7.	Financial Highlights (continued)

		Unit Value	Units Outstanding	Accumulation Unit Values	Investment Income Ratio [A]	Total Return [B]
EQ/PIMCO Total Return ESG Portfolio
2023	Lowest contract charge 0.40% Class IB	$9.58				4.70%
	Highest contract charge 1.35% Class IB	$9.51				3.93%
	All contract charges		48,804	$466,434	7.45%
2024	Lowest contract charge 0.40% Class IB	$9.74				1.67%
	Highest contract charge 1.35% Class IB	$9.57				0.63%
	All contract charges		133,097	$1,280,868	6.56%
2025	Lowest contract charge 0.40% Class IB	$10.54				8.21%
	Highest contract charge 1.35% Class IB	$10.25				7.11%
	All contract charges		220,849	$2,281,337	5.54%
EQ/PIMCO Ultra Short Bond Portfolio
2023	Lowest contract charge 0.40% Class IB	$10.11				4.23%
	Highest contract charge 1.35% Class IB	$10.03				3.40%
	All contract charges		2,685	$27,128	20.31%
2024	Lowest contract charge 0.40% Class IB	$10.66				5.44%
	Highest contract charge 1.35% Class IB	$10.48				4.49%
	All contract charges		74,750	$796,332	11.61%
2025	Lowest contract charge 0.40% Class IB	$11.09				4.03%
	Highest contract charge 1.35% Class IB	$10.80				3.05%
	All contract charges		30,926	$340,328	3.83%
EQ/Small Company Index Portfolio
2023	Highest contract charge 1.35% Class IB	$11.43				7.63%
	All contract charges		3,786	$43,261	2.70%
2024	Highest contract charge 1.35% Class IB	$12.53				9.62%
	All contract charges		18,487	$231,586	1.92%
2025	Lowest contract charge 0.40% Class IB	$14.30				12.16%
	Highest contract charge 1.35% Class IB	$13.91				11.01%
	All contract charges		38,105	$530,988	1.08%
EQ/Sustainable US Thematic Portfolio
2024	Lowest contract charge 0.40% Class IB	$11.30				9.92%
	Highest contract charge 1.35% Class IB	$11.10				8.82%
	All contract charges		6,073	$67,669	0.26%
2025	Lowest contract charge 0.40% Class IB	$11.87				5.04%
	Highest contract charge 1.35% Class IB	$11.55				4.05%
	All contract charges		6,768	$78,561	0.27%
EQ/T. Rowe Price Health Sciences Portfolio
2023	Highest contract charge 1.35% Class IB	$60.16				5.27%
	All contract charges		462	$27,807	0.00%
2024	Highest contract charge 1.35% Class IB	$60.28				0.20%
	All contract charges		1,264	$76,204	0.00%
2025	Lowest contract charge 0.40% Class IB	$72.86				18.74%
	Highest contract charge 1.35% Class IB	$70.91				17.63%
	All contract charges		1,460	$103,619	0.00%

FSA-46

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

7.	Financial Highlights (continued)

		Unit Value	Units Outstanding	Accumulation Unit Values	Investment Income Ratio [A]	Total Return [B]
EQ/Wellington Energy Portfolio
2023	Highest contract charge 1.35% Class IB	$4.10				6.49%
	All contract charges		1,883	$7,720	13.74%
2024	Lowest contract charge 0.40% Class IB	$4.39				6.30%
	Highest contract charge 1.35% Class IB	$4.31				5.12%
	All contract charges		7,408	$32,079	3.82%
2025	Lowest contract charge 0.40% Class IB	$4.91				11.85%
	Highest contract charge 1.35% Class IB	$4.78				10.90%
	All contract charges		18,141	$87,135	4.11%
Multimanager Technology Portfolio
2023	Highest contract charge 1.35% Class IB	$33.76				34.45%
	All contract charges		1,879	$63,422	0.00%
2024	Lowest contract charge 0.40% Class IB	$42.74				25.60%
	Highest contract charge 1.35% Class IB	$41.99				24.38%
	All contract charges		5,191	$219,087	0.00%
2025	Lowest contract charge 0.40% Class IB	$53.58				25.36%
	Highest contract charge 1.35% Class IB	$52.15				24.20%
	All contract charges		8,691	$456,580	0.00%

[A] This ratio represents the dividends, excluding distributions from the Portfolio, divided by the average net assets. This ratio excludes those expenses, such as asset charges, that result in direct reductions in the unit values. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.

[B] This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premiums and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation.

8.	Taxes

The operations of the Separate Account are included in the operations of ULICO. Based on the P.R. Code, ULICO does not incur any income tax on the earnings or realized capital gains attributable to the Separate Account. As a result, no charges are currently being deducted from the Separate Account for federal and Puerto Rico income tax purposes. The Separate Account concluded that there are no uncertain tax positions. Uncertain tax positions are recognized if it is “more likely than not” that the position will be sustained assuming an examination by the tax authorities.

Pursuant to Section 1023.01 of the P.R. Code, a special tax equal to 0.10% of the total asset value of the Separate Account as of December 31 of each calendar year is reported and fully paid by ULICO.As of December 31, 2025, the special tax due to ULICO resulting from the tax charged to each Contract Owner amounted to $44,877 and is included in payable for policy-related transactions in the statement of assets and liabilities.

9.	Risk and Uncertainties

Investing in the Separate Account involves certain key risks related to the Separate Account’s trading activity. Please refer to the Separate Account prospectus for further discussion of the following risks, as well as other risks of investing in the Separate Account.

FSA-47

Universal Life Separate Account Fortune VII

Notes to Financial Statements

December 31, 2025

9.	Risk and Uncertainties (continued)

Market risk: The market values of the VIOs will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, warfare conflicts, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Separate Account invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a VIO may be affected adversely and negatively impact the Separate Account’s performance.

Because ULICO’s business is written in Puerto Rico, ULICO’s insurance risk is not as diversified as the risk of a carrier that covers a broader geographical area. A natural catastrophe could cause damage to a large number of ULICO’s Contract Owners, which would result in significantly increased losses to ULICO. Management believes, however, that ULICO’s reinsurance program will reduce to a manageable level its net exposure in any such catastrophe.

Other matters: ULICO and its affiliates are parties to various legal proceedings that originated in the normal course of business. None of these proceedings would be likely to have a material adverse effect, if any, upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

10.	Subsequent Events

The Company has evaluated all subsequent events through April 29, 2026, the date the accompanying financial statements were issued.

Subsequent to December 31, 2025, the Board of Trustees of EQ Advisors Trust approved the liquidation of EQ/Sustainable US Thematic Portfolio. As a result, the VIO will be liquidated effective April 24, 2026 and removed as an available investment option within the Separate Account. The liquidation will be executed at the mutual fund level by EQ Advisors Trust. Upon liquidation, the Separate Account will redeem its investment in the affected VIO at net asset value, and contract owner balances invested in the VIO will be reallocated or transferred in accordance with the terms of the underlying variable contracts and applicable plan provisions. The Separate Account will continue to operate and offer other VIOs as investment options.

Management has evaluated this event in accordance with ASC 855, Subsequent Events, and has determined that it represents a nonrecognized subsequent event. Accordingly, no amounts have been recognized or adjusted in the accompanying financial statements as of December 31, 2025.

No other events have occurred subsequent to December 31, 2025 that would require recognition or disclosure in the financial statements.

FSA-48

PART C

OTHER INFORMATION

Item 27.	Exhibits

(a)		Resolutions of Board of Directors of Universal Life Insurance Company creating the Fortune VII Separate Account	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(b)		Custodian Agreement with respect to securities of the Fortune VII Separate Account	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(c)		Principal Underwriting Agreement with Universal Financial Services (UFS)	Incorporated herein by reference to Exhibit 5(a) filed with Pre-Effective Amendment No. 2 to Form N-3 For Fortune V, File No. 333-259232, file December 22, 2021

(d)	(1)	Form of Variable Annuity Contract	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

	(2)	Return of Premium GMDB	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(e)		Form of variable annuity application	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(f)	(1)	Certificate of Incorporation of Universal Life Insurance Company	Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on October 28, 2021.

	(2)	By-Laws of Universal Life Insurance Company	Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on October 28, 2021.

(g)		Reinsurance Contracts	Not Applicable

(h)		Participation Agreements	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(i)	Administrative Contracts	Not Applicable

(j)	Other Material Contracts	Not Applicable

(k)	Opinions of Counsel as to Legality of Securities being Registered	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022

(l)	Consents of Independent Registered Public Accounting Firms.	Filed herewith

(m)	Omitted Financial Statements	Not Applicable

(n)	Initial Capital Agreements	Not Applicable

(o)	Form of Initial Summary Prospectus	Incorporated herein by reference to Exhibit O filed with Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-260538) filed with the Securities and Exchange Commission on November 1, 2022.

Item 28.	Directors and Officers of the Depositor

Set forth below is information regarding the directors and principal officers of the Depositor. The Depositor’s address is Metro Office Park, Street 1 Lot 10, Guaynabo, Puerto Rico, 00968. The principal business address of each of the persons below whose names are followed by an asterisk (*) is that of the Depositor.

(1) Name and Principal Business Address	(2) Positions and Offices with Depositor
Jose C. Benitez*	President
Josely Vega*	CEO, Secretary & Director
Maritere Jimenez*	Treasurer
Monique Miranda*	Director
Jose Medina*	Director
Waldemar Fabery*	Director
Jaime Toro*	Director
Luis Perez*	Director
Raúl Ramírez	Director
Roberto Martinez*	Chief Financial Officer

Item 29.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Organization Chart included as an Exhibit.

Universal Group, Inc.

ANEJO I

Common Shareholders
Universal Group, Inc.
FEIN: 66-0575306
Domicile: PR
Eastern America Insurance Agency, Inc.
100%
FEIN: 66-0388346
Domicile: PR
Universal Insurance Company
100%
FEIN: 66-0313825
NAIC: 31704
Domicile: PR
Universal Financial Services, Inc.
100%
FEIN: 66-0639438
Domicile: PR
Universal Auto Care, Inc.
100%
FEIN: 66-0603922
Domicile: PR
Universal Life Insurance Company
100%
FEIN: 66-0502334
NAIC: 60041
Domicile: PR
Point Guard Insurance Agency, Inc.
100%
FEIN: 66-0761548
Domicile: PR
Point Guard Insurance Company, Inc.
100%
FEIN: 66-0806336
NAIC: 15324
Domicile: PR

1

Item 30.	Indemnification

(a)	Indemnification of Directors and Officers

The By-Laws of Universal Life Insurance Company provide the following indemnifications:

Indemnification of Directors and Officers (a) To the extent permitted by the Commonwealth of Puerto Rico and subject to all applicable requirements thereof:

(i)	any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer shall be indemnified by the Company;

(ii)	any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

(iii)	the related expenses of any such person in any of said categories may be advanced by the Company.

(b)	To the extent permitted by the law of the Commonwealth of Puerto Rico, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of Universal Life Insurance Company are insured under policies issued by AIG INSURANCE COMPANY. The annual limit on such policies is $10 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

Item 31.	Principal Underwriters

(a) Other Activity – UFS also serves as principal underwriter for Fortune V Separate Account, an open-end management investment company separate account.

(b) Management

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter
Jose C. Benitez Ulmer*	Executive Representative & Director
Raul Ramirez*	Chief Investment Officer & Director
Roberto Martinez*	Chief Financial Officer

*	The principal business address of the persons whose names are followed by an asterisk is Metro Office Park, Street 1 Lot #10, Guaynabo, Puerto Rico, 00968.

(c) Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commission	(5) Other Compensation
Universal Financial Services, Inc.	Not applicable	Not applicable	Not applicable	Not applicable

Item 32.	Location of Accounts and Records

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are held by Universal Life Insurance Company, Metro Office Park Street 1, Lot #10, Guaynabo, PR 00968.

Item 33.	Management Services

Not applicable.

Item 34.	Fee Representation

The Depositor represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor under the respective contracts.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Juan and Commonwealth of Puerto Rico, on this 29th day of April, 2026.

Universal Life Separate Account Fortune VII
(Registrant)

By	/s/ Jose C. Benitez
Jose C. Benitez
President

Universal Life Insurance Company
(Depositor)

By	/s/ Jose C. Benitez
Jose C. Benitez
President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Monique Miranda Merle	Chairman of the Board	April 29, 2026
[Monique Miranda Merle]

/s/ Jose Medina Cardona	Director	April 29, 2026
[Jose Medina Cardona]

/s/ Josely Vega Maldonado	Secretary & Director	April 29, 2026
[Josely Vega Maldonado]

/s/ Maritere Jimenez	Treasurer	April 29, 2026
[Maritere Jimenez]

/s/ Waldemar Fabery	Director	April 29, 2026
[Waldemar Fabery]

/s/ Jaime Toro	Director	April 29, 2026
[Jaime Toro]

/s/ Luis Pérez Sánchez	Director	April 29, 2026
[Luis Pérez Sánchez]

/s/ Raúl Ramírez	Director	April 29, 2026
[Raúl Ramírez]

/s/ Roberto Martinez	Chief Financial Officer	April 29, 2026
[Roberto Martinez]